UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

                  AllianceBernstein Equity Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5)    Total fee paid:

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

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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SK 00250 0451 1126805

                          THE ALLIANCEBERNSTEIN FUNDS
             1345 Avenue of the Americas, New York, New York 10105
                           Toll Free (800) 221-5672


September 21, 2010


Dear Stockholders:

The Boards of Directors/Trustees (the "Directors") of the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each, a "Fund" and, collectively, the "Funds") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 5, 2010. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several proposals to be considered at the Meeting.

At the Meeting, stockholders or shareholders (the "stockholders") of each Fund will be asked to elect Directors of that Fund. The stockholders of certain Funds are also being asked to approve one or more proposals specific to these Funds, as explained in the attached Proxy Statement. These proposals include amendments to the investment advisory agreements of certain Funds, updating and standardizing the governing documents of certain Funds, amending fundamental commodities policies of certain Funds, and reclassifying the investment objectives of certain Funds as non-fundamental. We believe that these amendments will benefit each Fund and its stockholders.

The Directors have concluded that the proposals are in the best interests of each Fund and unanimously recommend that you vote "FOR" each of the proposals that apply to the Fund or Funds in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                             QUESTIONS AND ANSWERS
                          THE ALLIANCEBERNSTEIN FUNDS

                                     PROXY

Q. WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Joint Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the AllianceBernstein Funds listed in the accompanying notice (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you either own shares of a Fund's stock or shares of beneficial interest in a Fund (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote for the election of Directors or Trustees of a Fund and on the various proposals concerning your investment in a Fund.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors/Trustees of a Fund (each, a "Board" and, collectively the "Boards") is asking you to vote at the Meeting. In this Proxy Statement, we will refer to both Directors and Trustees, individually, as a "Director" or, collectively, as the "Directors." Details regarding the proposals are further explained in the Proxy Statement. A summary of the proposals is as follows:


   The first proposal is to elect Directors for each Fund. All Fund stockholders will be asked to vote on this proposal.


   We are also asking for your approval of several other proposals. As more fully explained in the Proxy Statement, not all of these proposals apply to each Fund. These proposals include the approval of:

  .  Amendment of the investment advisory agreements for certain of the Funds;

  . Amendment of the Declarations of Trust for certain of the Funds that are organized as Massachusetts Business Trusts;


  . Amendment and Restatement of the Charters for certain of the Funds that are organized as Maryland corporations;


  . Amendment of the fundamental policies regarding commodities of certain of the Funds; and

  . Reclassification of certain of the Funds' fundamental investment objectives as non-fundamental.

Q. HOW DO THE BOARDS RECOMMEND I VOTE?

A. The Boards recommend that you vote FOR each of the nominees and FOR all proposals.

Q. WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q. WHAT ROLE DO THE BOARDS PLAY?

A. The business and affairs of each Fund are managed under the direction of that Fund's Board. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Fund, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY ARE THE BOARDS PROPOSING TO AMEND THE INVESTMENT ADVISORY AGREEMENTS OF CERTAIN FUNDS?


A. The first proposed amendment relates to the calculation of the investment advisory fees for certain Funds. The standard investment advisory agreements between the Funds' adviser, AllianceBernstein L.P. (the "Adviser") and most of the Funds provide that the advisory fee rate is calculated as a percentage of average daily net assets. Certain of the Funds' agreements vary from this standard and provide that the fee rate is calculated as a percentage of net assets at the end of the preceding calendar quarter. We are proposing to amend the agreements that vary from the standard so that the agreements provide that the advisory fee rate will be calculated as a percentage of average daily net assets. This amendment would eliminate disparities between the contractual fee rate and the effective fee rate that result from the calculation of the fee rate as of the end of each preceding calendar quarter.

   The second proposed amendment relates to the reimbursement to the Adviser of its costs of providing certain administrative services to a Fund at the request of the Fund. The standard investment advisory agreements for the Funds provide for the reimbursement to the Adviser of these costs. One Fund's agreement does not include this provision. We are proposing to amend the agreement that varies from the standard agreements to provide for the reimbursement to the Adviser of these costs.


Q. WHY ARE THE BOARDS PROPOSING THE AMENDMENT OF THE DECLARATIONS OF TRUST OF CERTAIN FUNDS THAT ARE ORGANIZED AS MASSACHUSETTS BUSINESS TRUSTS?

A. Several of the Funds are organized under Massachusetts law as Massachusetts Business Trusts. Currently, the declarations of trust of certain of these Funds require a stockholder vote to amend the declarations, except in certain limited situations. We are proposing to amend the declarations to provide the Directors with broad authority to amend the declarations without a vote of stockholders. By allowing future amendments of a declaration without stockholder approval, this proposal removes limits on the Directors' authority to take actions that would benefit the Funds. In connection with this proposal, the Directors approved certain amendments to the declarations to take effect if stockholders approve the proposal. These amendments would eliminate stockholder votes on reorganization or merger, termination of a trust, and liquidation of a class or series, as applicable. These amendments are intended to enable the Directors to take actions that would be in the best interests of the Funds without the cost and delay of obtaining a stockholder vote. The Directors also approved certain other amendments to the declarations, as described in the Proxy Statement to improve the efficient management of the Funds.


Q. WHY ARE THE BOARDS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE CHARTER OF CERTAIN OF THE FUNDS THAT ARE ORGANIZED AS MARYLAND CORPORATIONS?

A. Most of the Funds are organized under Maryland law. We are proposing the amendment and restatement of the charters of certain Funds that are Maryland corporations for your approval in order to modernize and standardize these documents and to facilitate more efficient management of the Funds by giving them greater flexibility as permitted under Maryland law.

Q. WHY ARE THE BOARDS PROPOSING TO AMEND CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES REGARDING COMMODITIES?


A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to amend the Funds' fundamental policies regarding commodities and adopt a more flexible policy that will reference applicable law. The proposed amendment is intended to clarify that the Funds may continue to be able to engage in current investment practices as approved by the Directors, regardless of changes in applicable law, including changes as a result of recent financial reform legislation. The revised policy will not change the way the Funds are managed.


Q. WHY ARE THE BOARDS PROPOSING TO RECLASSIFY CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES?


A. A Fund's investment objective is not required to be fundamental under applicable law. We propose the reclassification of certain Funds' fundamental investment objectives as non-fundamental, similar to most of the other Funds, to provide each Fund with the flexibility to respond to market changes by changing its investment objective without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Fund to revise its investment objective in the event the Board determines that such a change would be in the best interests of the Fund in light of the facts and circumstances, including market conditions or trends. Any subsequent change in a Fund's investment objective would be subject to prior approval by the Board of that Fund. Stockholders will be given at least 60 days notice prior to the implementation of a material change in an investment objective.

Q. WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?


A. The Funds are intended to offer a broad range of investment opportunities to investors and the Funds have over 3 million stockholders. We have included all of our proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible. One way to approach it is for you to identify your Fund below and, when reviewing Part I and Part II of the Proxy Statement, only read the proposals applicable to your Fund. Another way is for you to use the Proxy Card, which is included in the materials being sent to you, to identify the proposals applicable to your Fund and only read those parts of the Proxy Statement.


Q. HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?

A. Please follow the instructions included on the enclosed Proxy Card.

Q. WHAT IF I WANT TO REVOKE MY PROXY?


A. You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling (866) 451-3783) or
   (iii) by personally voting at the Meeting.


Q. WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A. Please call (866) 451-3783 if you have questions.

                          THE ALLIANCEBERNSTEIN FUNDS

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 5, 2010

To the Stockholders of the AllianceBernstein Funds:


Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed on the reverse side of this notice (individually, a "Fund", and, collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010, at 3:00 p.m., Eastern Time, to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement dated September 21, 2010:


    1. The election of Directors or Trustees (both referred to herein as "Directors") for a Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

    2. The amendment of the Investment Advisory Agreements for certain of the Funds.

    3. The amendment of the Declarations of Trusts for certain of the Funds that are organized as Massachusetts Business Trusts.


    4. The amendment and restatement of the charters for certain of the Funds that are organized as Maryland corporations, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy statement as Appendix C.


    5. The amendment of certain of the Funds' fundamental policies regarding commodities.

    6. The reclassification of certain of the Funds' fundamental investment objectives as non-fundamental.

    7. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Fund at the close of business on September 9, 2010 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,


                                Emilie D. Wrapp

                                Secretary

New York, New York


September 21, 2010


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.


--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

AllianceBernstein Balanced Shares, Inc. ("ABS")    AllianceBernstein Growth and Income Fund,
                                                   Inc. ("AGIF")
AllianceBernstein Blended Style Series, Inc.
("ABSS")                                           AllianceBernstein High Income Fund, Inc.
-U.S. Large Cap Portfolio                          ("AHIF")
-AllianceBernstein 2000 Retirement Strategy
-AllianceBernstein 2005 Retirement Strategy        AllianceBernstein International Growth Fund,
-AllianceBernstein 2010 Retirement Strategy        Inc. ("AIGF")
-AllianceBernstein 2015 Retirement Strategy
-AllianceBernstein 2020 Retirement Strategy        AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein 2025 Retirement Strategy        ("ALCGF")
-AllianceBernstein 2030 Retirement Strategy
-AllianceBernstein 2035 Retirement Strategy        AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein 2040 Retirement Strategy        ("AMIF")
-AllianceBernstein 2045 Retirement Strategy        -California Portfolio
-AllianceBernstein 2050 Retirement Strategy        -AllianceBernstein High Income Municipal
-AllianceBernstein 2055 Retirement Strategy         Portfolio
                                                   -National Portfolio
AllianceBernstein Bond Fund, Inc. ("ABF")          -New York Portfolio
-AllianceBernstein Intermediate Bond Portfolio
-AllianceBernstein Bond Inflation Strategy         AllianceBernstein Municipal Income Fund II
-AllianceBernstein Multi-Asset Inflation Strategy  ("AMIF II")
-AllianceBernstein Municipal Bond Inflation        -Arizona Portfolio
 Strategy                                          -Massachusetts Portfolio
                                                   -Michigan Portfolio
AllianceBernstein Cap Fund, Inc. ("ACF")           -Minnesota Portfolio
-AllianceBernstein Small Cap Growth Portfolio      -New Jersey Portfolio
-AllianceBernstein U.S. Strategic Research         -Ohio Portfolio
 Portfolio                                         -Pennsylvania Portfolio
-AllianceBernstein Market Neutral Strategy -       -Virginia Portfolio
 U.S.
-AllianceBernstein Market Neutral Strategy -       AllianceBernstein Small/Mid Cap Growth
 Global                                            Fund, Inc. ("ASMCGF")

AllianceBernstein Core Opportunities Fund, Inc.    AllianceBernstein Trust ("ABT")
("ACOF")                                           -AllianceBernstein Value Fund
                                                   -AllianceBernstein Small/Mid Cap Value Fund
AllianceBernstein Corporate Shares ("ACS")         -AllianceBernstein International Value Fund
-AllianceBernstein Corporate Income Shares         -AllianceBernstein Global Value Fund
-AllianceBernstein Municipal Income Shares
-AllianceBernstein Taxable Multi-Sector Income     The AllianceBernstein Portfolios ("TAP")
 Shares                                            -AllianceBernstein Growth Fund
                                                   -AllianceBernstein Conservative Wealth
AllianceBernstein Diversified Yield Fund, Inc.      Strategy
("ADYF")                                           -AllianceBernstein Tax-Managed Conservative
                                                    Wealth Strategy
AllianceBernstein Equity Income Fund, Inc.         -AllianceBernstein Balanced Wealth Strategy
("AEIF")                                           -AllianceBernstein Tax-Managed Balanced
                                                    Wealth Strategy
AllianceBernstein Exchange Reserves ("AEXR")       -AllianceBernstein Wealth Appreciation
                                                    Strategy
AllianceBernstein Fixed-Income Shares, Inc.        -AllianceBernstein Tax-Managed Wealth
("AFIS")                                            Appreciation Strategy
-Government STIF Portfolio

AllianceBernstein Global Bond Fund, Inc.
("AGBF")

AllianceBernstein Global Growth Fund, Inc.
("AGGF")

AllianceBernstein Global Real Estate Investment
Fund, Inc. ("AGREIF")

AllianceBernstein Global Thematic Growth Fund,
Inc. ("AGTGF")

AllianceBernstein Greater China '97 Fund, Inc.
("AGCF")

                        (the "AllianceBernstein Funds")

TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

Introduction.............................................................   1

Proposal One: Election of Directors......................................   3

Proposal Two: Amendments to Investment Advisory Agreements for
Certain Funds............................................................  14

Proposal Three: Amendments to Declarations of Trust for Certain Funds
Organized as Massachusetts Business Trusts...............................  18

Proposal Four: Amendment and Restatement of Charters for Certain
Funds Organized as Maryland Corporations.................................  20

Proposal Five: Changes to Fundamental Policies Regarding
Commodities..............................................................  28

Proposal Six: Reclassification of Fundamental Investment Objectives of
Certain Funds............................................................  29

Independent Registered Public Accounting Firms...........................  29

Proxy Voting and Stockholder Meetings....................................  36

Officers of the Funds....................................................  38

Information as to the Investment Adviser, Administrator, and Distributor
of the Funds.............................................................  39

Other Matters............................................................  39

Stock Ownership..........................................................  40

Submission of Proposals for Next Meeting of Stockholders.................  40

Reports to Stockholders..................................................  40

Appendix A: Outstanding Voting Shares.................................... A-1

Appendix B: Additional Information Regarding Directors................... B-1

Appendix C: Copy of Model Charter........................................ C-1

Appendix D: Stock Ownership.............................................. D-1

Appendix E: Letter from Independent Registered Public Accounting
Firm..................................................................... E-1

                                PROXY STATEMENT
                          THE ALLIANCEBERNSTEIN FUNDS

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS

                               November 5, 2010

                               -----------------

                                 INTRODUCTION

This is a combined Proxy Statement for the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each a "Fund", and collectively, the "Funds"). The Boards of Directors/Trustees (each a "Board" and collectively, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on proposals that are being recommended by the Boards of their Funds. We refer to Directors or Trustees as, individually, a "Director" or collectively, the "Directors" for the purposes of this Proxy Statement.


The Boards are sending you this Proxy Statement to ask for your vote on several proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. The solicitation cost will be borne by the Funds. AllianceBernstein L.P. is the investment adviser to the Funds (the "Adviser"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 21, 2010.


Any stockholder who owned shares of a Fund at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.


Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be Held on Friday, November 5, 2010. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.


We have divided the Proxy Statement into five main parts:


Part I    -   Overview of the Boards' proposals.
Part II   -   Discussion of each proposal and an explanation of why we are requesting that you approve each proposal.
Part III  -   Information about the Funds' independent registered public accounting firms.
Part IV   -   Additional information on proxy voting and stockholder meetings.
Part V    -   Other information about the Funds.


                                                                          1

Part I--Overview of Proposals

As a stockholder of one or more of the Funds, you are being asked to consider and vote on a number of proposals. Not all of the proposals apply to each Fund.


                      Proposal                                Fund(s) Affected

1. The election of the Directors, each such                      All Funds
   Director to serve a term of an indefinite dura-
   tion and until his or her successor is duly
   elected and qualifies.

2. The amendment of the Investment Advisory
   Agreements for certain of the Funds.

    2.A.  Amendments to Investment Advisory                ACF--Small Cap Growth
          Agreements of Certain Funds to                         Portfolio,
          Conform Fee Measurement Periods.                         AGTGF

    2.B.  Amendment to Investment Advisory                          TAP
          Agreement to Permit
          Reimbursement to the Adviser of
          Certain Administrative Expenses.

3. The amendment of the Declarations of Trusts               AEXR, AMIF II, ABT
   for certain of the Funds.

4. The amendment and restatement of the char-           ABS, ABSS, ACF, ACOF, AEIF,
   ters for certain of the Funds that are organized         AGREIF, AGTGF, AGCF,
   as Maryland corporations, which will repeal in         AGIF, AHIF, AIGF, ALCGF
   their entirety all of the currently existing char-
   ter provisions and substitute in lieu thereof the
   new provisions set forth in the Form of
   Articles of Amendment and Restatement
   attached to the accompanying Proxy State-
   ment as Appendix C.

5. The amendment of certain of the Funds'               All Funds (except ABF--Multi-
   fundamental policies regarding commodities.           Asset Inflation Strategy,
                                                            ACF--Market Neutral
                                                        Strategy--U.S., ACF--Market
                                                         Neutral Strategy--Global)

6. The reclassification of certain of the Funds'       ABSS--U.S. Large Cap Portfolio
   fundamental investment objectives as                            AGCF
   non-fundamental.


2

Part II--Discussion of Each Proposal

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of all of the Funds. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as a Director of all of the Funds.

                              Mr. John H. Dobkin
                             Mr. Michael J. Downey
                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                             Ms. Nancy P. Jacklin
                              Mr. Robert M. Keith
                              Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                              Mr. Earl D. Weiner

Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend.

                                                                          3

Certain information concerning the Funds' nominees for Director is set forth below.


                                                                                   OTHER PUBLIC
                                                                     NUMBER OF       COMPANY
                                                                   PORTFOLIOS IN   DIRECTORSHIPS
                                                                 ALLIANCEBERNSTEIN   HELD BY
                                      PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTOR
   NAME, ADDRESS*       YEARS OF      DURING PAST 5 YEARS OR        OVERSEEN BY     DURING THE
       AND AGE          SERVICE**             LONGER                 DIRECTOR      PAST 5 YEARS
    --------------     ------------   -----------------------    ----------------- -------------
INDEPENDENT
DIRECTORS
Chairman of the Board
William H. Foulk,      ABF: 12      Investment Adviser and an           95             None
Jr., #, ##             ABS: 18      Independent Consultant
78                     ABSS: 8      since prior to 2005.
                       ABT: 9       Previously, he was Senior
                       ACF: 18      Manager of Barrett
                       ACOF: 11     Associates, Inc., a
                       ACS: 4       registered investment
                       ADYF: 15     adviser. He was formerly
                       AEIF: 17     Deputy Comptroller and
                       AEXR: 16     Chief Investment Officer
                       AFIS: 20     of the State of New York
                       AGBF: 18     and, prior thereto, Chief
                       AGCF: 13     Investment Officer of the
                       AGGF: 8      New York Bank for
                       AGIF: 18     Savings. He has served as a
                       AGREIF: 14   director or trustee of
                       AGTGF: 18    various AllianceBernstein
                       AHIF: 17     Funds since 1983 and has
                       AIGF: 16     been Chairman of the
                       ALCGF: 18    AllianceBernstein Funds
                       AMIF: 12     and of the Independent
                       AMIF II: 12  Directors Committee of
                       ASMCGF: 18   such Funds since 2003.
                       TAP: 12

John H. Dobkin, #      ABF: 12      Independent Consultant              93             None
68                     ABS: 18      since prior to 2005.
                       ABSS: 8      Formerly President of Save
                       ABT: 9       Venice, Inc. (preservation
                       ACF: 16      organization) from 2001-
                       ACOF: 11     2002; Senior Advisor from
                       ACS: 4       June 1999-June 2000 and
                       ADYF: 15     President of Historic
                       AEIF: 17     Hudson Valley (historic
                       AEXR: 16     preservation) from
                       AFIS: 17     December 1989-May
                       AGBF: 18     1999. Previously, Director
                       AGGF: 8      of the National Academy
                       AGIF: 18     of Design. He has served
                       AGREIF: 14   as a director or trustee of
                       AGTGF: 5     various AllianceBernstein
                       AHIF: 17     Funds since 1992.
                       AIGF: 16
                       ALCGF: 18
                       AMIF: 12
                       AMIF II: 12
                       ASMCGF: 18
                       TAP: 11


4

                                                                                   OTHER PUBLIC
                                                                    NUMBER OF        COMPANY
                                                                  PORTFOLIOS IN    DIRECTORSHIPS
                                                                ALLIANCEBERNSTEIN    HELD BY
                                    PRINCIPAL OCCUPATION(S)       FUND COMPLEX       DIRECTOR
   NAME, ADDRESS*      YEARS OF      DURING PAST 5 YEARS OR        OVERSEEN BY      DURING THE
      AND AGE         SERVICE**              LONGER                 DIRECTOR       PAST 5 YEARS
   --------------     -----------    -----------------------    -----------------  -------------
Michael J. Downey, #  ABF: 5      Private Investor since prior         93         Asia Pacific
66                    ABS: 5      to 2005. Formerly,                              Fund, Inc.,
                      ABSS: 5     managing partner of                             and The
                      ABT: 5      Lexington Capital, LLC                          Merger Fund
                      ACF: 5      (investment advisory firm)                      since prior to
                      ACOF: 5     from December 1997 until                        2005, and
                      ACS: 4      December 2003. From                             Prospect
                      ADYF: 5     1987 until 1993,                                Acquisition
                      AEIF: 5     Chairman and CEO of                             Corp.
                      AEXR: 5     Prudential Mutual Fund                          (financial
                      AFIS: 4     Management, director of                         services) since
                      AGBF: 5     the Prudential Mutual                           2007 until
                      AGGF: 5     Funds, and member of the                        2009
                      AGIF: 5     Executive Committee of
                      AGREIF: 5   Prudential Securities Inc.
                      AGTGF: 5    He has served as a director
                      AHIF: 5     or trustee of the
                      AIGF: 5     AllianceBernstein Funds
                      ALCGF: 5    since 2005.
                      AMIF: 5
                      AMIF II: 5
                      ASMCGF: 5
                      TAP: 5

D. James Guzy, #      ABF: 5      Chairman of the Board of             93         Cirrus Logic
74                    ABS: 5      PLX Technology (semi-                           Corporation
                      ABSS: 5     conductors) and of SRC                          (semi-
                      ABT: 5      Computers Inc., with                            conductors)
                      ACF: 5      which he has been                               and PLX
                      ACOF: 5     associated since prior to                       Technology,
                      ACS: 4      2005. He was a Director                         Inc. (semi-
                      ADYF: 5     of Intel Corporation                            conductors)
                      AEIF: 5     (semi-conductors) from                          since prior to
                      AEXR: 5     1969 until 2008, and                            2005 and
                      AFIS: 4     served as Chairman of the                       Intel
                      AGBF: 5     Finance Committee of                            Corporation
                      AGGF: 5     such company for several                        (semi-
                      AGIF: 5     years until May 2008. He                        conductors)
                      AGREIF: 5   has served as a director of                     since prior to
                      AGTGF: 28   one or more of the                              2005 until
                      AHIF: 5     AllianceBernstein Funds                         2008
                      AIGF: 5     since 1982.
                      ALCGF: 5
                      AMIF: 5
                      AMIF II: 5
                      ASMCGF: 5
                      TAP: 5


                                                                          5

                                                                                     OTHER PUBLIC
                                                                       NUMBER OF       COMPANY
                                                                     PORTFOLIOS IN   DIRECTORSHIPS
                                                                   ALLIANCEBERNSTEIN   HELD BY
                                       PRINCIPAL OCCUPATION(S)       FUND COMPLEX      DIRECTOR
    NAME, ADDRESS*        YEARS OF      DURING PAST 5 YEARS OR        OVERSEEN BY     DURING THE
        AND AGE          SERVICE**              LONGER                 DIRECTOR      PAST 5 YEARS
     --------------      -----------    -----------------------    ----------------- -------------
Nancy P. Jacklin, #, ##  ABF: 4      Professorial Lecturer at the         93             None
62                       ABS: 4      Johns Hopkins School of
                         ABSS: 4     Advanced International
                         ABT: 4      Studies since 2008.
                         ACF: 4      Formerly, U.S. Executive
                         ACOF: 4     Director of the
                         ACS: 4      International Monetary
                         ADYF: 4     Fund (December
                         AEIF: 4     2002-May 2006); Partner,
                         AEXR: 4     Clifford Chance (1992-
                         AFIS: 4     2002); Sector Counsel,
                         AGBF: 4     International Banking and
                         AGGF: 4     Finance, and Associate
                         AGIF: 4     General Counsel, Citicorp
                         AGREIF: 4   (1985-1992); Assistant
                         AGTGF: 4    General Counsel
                         AHIF: 4     (International), Federal
                         AIGF: 4     Reserve Board of
                         ALCGF: 4    Governors (1982-1985);
                         AMIF: 4     and Attorney Advisor, U.S.
                         AMIF II: 4  Department of the
                         ASMCGF: 4   Treasury (1973-1982).
                         TAP: 4      Member of the Bar of the
                                     District of Columbia and
                                     of New York; and member
                                     of the Council on Foreign
                                     Relations. She has served
                                     as a director or trustee of
                                     the AllianceBernstein
                                     Funds since 2006.

Garry L. Moody, #        ABF: 2      Independent Consultant.              91             None
58                       ABS: 2      Formerly, Partner, Deloitte
                         ABSS: 2     & Touche LLP (1995-
                         ABT: 2      2008) where he held a
                         ACF: 2      number of senior positions,
                         ACOF: 2     including Vice-Chairman,
                         ADYF: 2     and U.S. and Global
                         AEIF: 2     Investment Management
                         AEXR: 2     Practice Managing Partner;
                         AGBF: 2     President, Fidelity
                         AGCF: 2     Accounting and Custody
                         AGGF: 2     Services Company (1993-
                         AGIF: 2     1995); and Partner, Ernst &
                         AGREIF: 2   Young LLP (1975-1993),
                         AGTGF: 2    where he served as the
                         AHIF: 2     National Director of
                         AIGF: 2     Mutual Fund Tax Services.
                         ALCGF: 3    He has served as a director
                         AMIF: 2     or trustee, and as Chairman
                         AMIF II: 3  of the Audit Committee,
                         ASMCGF: 2   of most of the
                         TAP: 3      AllianceBernstein Funds
                                     since 2008.


6

                                                                                  OTHER PUBLIC
                                                                   NUMBER OF        COMPANY
                                                                 PORTFOLIOS IN    DIRECTORSHIPS
                                                               ALLIANCEBERNSTEIN    HELD BY
                                   PRINCIPAL OCCUPATION(S)       FUND COMPLEX       DIRECTOR
  NAME, ADDRESS*      YEARS OF      DURING PAST 5 YEARS OR        OVERSEEN BY      DURING THE
      AND AGE        SERVICE**              LONGER                 DIRECTOR       PAST 5 YEARS
   --------------    -----------    -----------------------    -----------------  -------------
Marshall C. Turner,  ABF: 5      Private Investor since prior         93         Xilinx, Inc.
Jr., #               ABS: 5      to 2005. Interim CEO of                         (programmable
68                   ABSS: 5     MEMC Electronic                                 logic semi-
                     ABT: 5      Materials, Inc. (semi-                          conductors)
                     ACF: 5      conductor and solar cell                        and MEMC
                     ACOF: 5     substrates) from November                       Electronic
                     ACS: 4      2008 until March 2009.                          Materials, Inc.
                     ADYF: 5     He was Chairman and                             (semi-
                     AEIF: 5     CEO of Dupont                                   conductor and
                     AEXR: 5     Photomasks, Inc.                                solar cell
                     AFIS: 4     (components of semi-                            substrates)
                     AGBF: 5     conductor manufacturing),                       since prior to
                     AGGF: 5     2003-2005, and President                        2005
                     AGIF: 5     and CEO, 2005-2006,
                     AGREIF: 5   after the company was
                     AGTGF: 18   acquired and renamed
                     AHIF: 5     Toppan Photomasks, Inc.
                     ALCGF: 5    He has served as a director
                     AIGF: 5     or trustee of one or more
                     AMIF: 5     of the AllianceBernstein
                     AMIF II: 5  Funds since 1992.
                     ASMCGF: 5
                     TAP: 5

Earl D. Weiner, #    ABF: 3      Of Counsel, and Partner              93         None
71                   ABS: 3      prior to January 2007, of
                     ABSS: 3     the law firm Sullivan &
                     ABT: 3      Cromwell LLP and
                     ACF: 3      member of ABA Federal
                     ACOF: 3     Regulation of Securities
                     ACS: 3      Committee Task Force to
                     ADYF: 3     draft editions of the Fund
                     AEIF: 3     Director's Guidebook. He
                     AEXR: 3     has served as a director or
                     AFIS: 3     trustee of the
                     AGBF: 3     AllianceBernstein Funds
                     AGGF: 3     since 2007 and is
                     AGIF: 3     Chairman of the
                     AGREIF: 3   Governance and
                     AGTGF: 3    Nominating Committees
                     AHIF: 3     of most of the Funds.
                     AIGF: 3
                     ALCGF: 3
                     AMIF: 3
                     AMIF II: 3
                     ASMCGF: 3
                     TAP: 3


                                                                          7

                                                                                  OTHER PUBLIC
                                                                    NUMBER OF       COMPANY
                                                                  PORTFOLIOS IN   DIRECTORSHIPS
                                                                ALLIANCEBERNSTEIN   HELD BY
                                     PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTOR
    NAME, ADDRESS*      YEARS OF     DURING PAST 5 YEARS OR        OVERSEEN BY     DURING THE
       AND AGE          SERVICE**            LONGER                 DIRECTOR      PAST 5 YEARS
    --------------      ---------    -----------------------    ----------------- -------------
INTERESTED
DIRECTOR
Robert M. Keith, +, ++    None     Senior Vice President of             6             None
1345 Avenue of the                 AllianceBernstein L.P. (the
Americas                           "Adviser")*** and the
New York, NY 10105                 head of AllianceBernstein
50                                 Investments Inc.
                                   ("ABI")*** since July
                                   2008; Director of ABI and
                                   President of the
                                   AllianceBernstein Mutual
                                   Funds. Previously, he
                                   served as Executive
                                   Managing Director of ABI
                                   from December 2006 to
                                   June 2008. Prior to joining
                                   ABI in 2006, Executive
                                   Managing Director of
                                   Bernstein Global Wealth
                                   Management, and prior
                                   thereto, Senior Managing
                                   Director and Global Head
                                   of Client Service and Sales
                                   of the Adviser's
                                   institutional investment
                                   management business since
                                   2004. Prior thereto,
                                   Managing Director and
                                   Head of North American
                                   Client Service and Sales in
                                   the Adviser's institutional
                                   investment management
                                   business, with which he
                                   has been associated since
                                   prior to 2004.


--------

* The address for each of the Fund's Independent Directors is c/o
  AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.


**"Years of Service" refers to the total number of years served as a Director.

***The Adviser and ABI are affiliates of each Fund.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.


##Member of the Fair Value Pricing Committee (with respect to Ms. Jacklin, for
  TAP only).


+ Mr. Keith will become a Director of a Fund if elected at the Meeting by that Fund.


++Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of each Fund due to his position as a Senior Vice President of the Adviser.


The business and affairs of each Fund are managed under the direction of that Fund's Board. Directors who are not "interested persons" of a Fund as defined in the

8

Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Directors", and Directors who are "interested persons" of a Fund are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities

                                                                          9

businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

10

An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.


Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also a Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.


Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.


As of September 2, 2010, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares


                                                                          11

of any Fund except for AEIF, where none of the Directors own more than 1% of shares but the Directors as a group, and the Directors and officers as a group, own 1.1523%. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix B. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.


During the Fund's most recent fiscal year ended in 2009 or 2010, the Board of ABS met 7 times; of ABSS met 6 times; of ABF met 6 times; of ACF met 6 times; of ACOF met 7 times; of ACS met 8 times; of ADYF met 6 times; of AEIF met 7 times; of AEXR met 5 times; of AFIS met 6 times; of AGBF met 7 times; of AGGF met 7 times; of AGREIF met 7 times; of AGTGF met 6 times; of AGCF met 8 times; of AGIF met 7 times; of AHIF met 9 times; of AIGF met 6 times; of ALCGF met 7 times; of AMIF met 8 times; of AMIF II met 7 times; of ASMCGF met 6 times; of ABT met 8 times; and of TAP met 8 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of a Fund's financial reporting process. During the Fund's fiscal year ended in 2009 or 2010, the Audit Committee of ABS met 2 times; of ABSS met 2 times; of ABF met 2 times; of ACF met 2 times; of ACOF met 2 times; of ACS met 4 times; of ADYF met 2 times; of AEIF met 2 times; of AEXR met 2 times; of AFIS met 3 times; of AGBF met 4 times; of AGGF met 2 times; of AGREIF met 2 times; of AGTGF met 2 times; of AGCF met 3 times; of AGIF met 2 times; of AHIF met 2 times; of AIGF met 2 times; of ALCGF met 2 times; of AMIF met 2 times; of AMIF II met 2 times; of ASMCGF met 2 times; of ABT met 2 times; and of TAP met 2 times.


Each Fund's Board has adopted a charter for its Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors then US then Investment Products/Mutual Funds). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.


The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for

12



consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.


The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


During the Fund's most recent fiscal year ended in 2009 or 2010, the Governance and Nominating Committee of ABS met 4 times; of ABSS met 5 times; of ABF met 4 times; of ACF met 4 times; of ACOF met 4 times; of ACS met 4 times; of ADYF met
4 times; of AEIF met 4 times; of AEXR met 4 times; of AFIS met 4 times; of AGBF met 4 times; of AGGF met 4 times; of AGREIF met 4 times; of AGTGF met 4 times;
of AGCF met 4 times; of AGIF met 4 times; of AHIF met 4 times; of AIGF met 4 times; of ALCGF met 4 times; of AMIF met 4 times; of AMIF II met 4 times; of ASMCGF met 4 times; of ABT met 4 times; and of TAP met 4 times.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation
Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation
Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.


The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. During the Fund's fiscal year ended in 2009 or 2010, the Independent Directors
Committee of ABS met 7 times; of ABSS met 6 times; of ABF met 6 times; of ACF met 6 times; of ACOF met 7 times; of ACS met 7 times; of ADYF met 6 times; of AEIF met 7 times; of AEXR met 5 times; of AFIS met 6 times; of AGBF met 6 times; of AGGF met 6 times; of AGREIF met 7 times; of AGTGF met 6 times; of AGCF met 7 times; of AGIF met 7 times; of AHIF met 6 times; of AIGF met 7 times; of ALCGF met 6 times; of AMIF met 7 times; of AMIF II met 7 times; of ASMCGF met 6 times; of ABT met 7 times; and of TAP met 7 times.


Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a

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

Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Each Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the applicable Fund. The election of each nominee requires the affirmative vote of a plurality of the votes cast.

                                 PROPOSAL TWO
        AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS


A. AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS TO CONFORM FEE MEASUREMENT PERIODS


         ACF--ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO ("ACF-SCG")
                                     AGTGF

The Board considered and approved the Adviser's recommendation to amend each of the investment advisory agreements for ACF-SCG and AGTGF (together, the "Measurement Advisory Agreements"). The ACF-SCG Measurement Advisory Agreement was initially approved by the Directors on September 27, 1971, but an amended and restated Agreement, effective July 22, 1992, was approved by the Directors on October 22, 1991 and by stockholders on June 11, 1992. The AGTGF Measurement Advisory Agreement was initially approved by the Directors on December 22, 1981, but an amended and restated Agreement, effective July 22, 1992, was approved by the Directors on October 22, 1991 and by stockholders on June 11, 1992. The standard investment advisory agreement between the Adviser and other Funds provides that the advisory fee rate is calculated as a percentage of average daily net assets. The Measurement Advisory Agreements vary from this standard and provide that the fee rate is calculated as a percentage of net assets at the end of the preceding calendar quarter. We are proposing an amendment to the Measurement Advisory Agreements to provide that the advisory fee rate will be calculated as a percentage of average daily net assets to eliminate disparities between the contractual fee rate and the effective fee rate that result from the calculation of the fee rate as of the end of each preceding calendar quarter.


The fee calculation in the Measurement Advisory Agreements varies from the current standard for historical reasons related to the initial approval dates of the Measurement Advisory Agreements. The fee calculation was not changed when the Measurement Advisory Agreements were subsequently amended and restated. The Adviser recommended, and the Directors agreed, that the fee calculation methodologies in the Measurement Advisory Agreements should be conformed to the industry standard because it has become apparent due to, among other things, recent fluctuations in Fund asset levels that variations in the effective fee resulting solely from the method of calculating the fee are not justified. The Directors concluded that the amendment would benefit the Funds by eliminating unnecessary disparities in the Funds' advisory fees between the contractual and effective rates. The change will also standardize the fee calculations for the Funds and conform to current industry practice.



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



The standard fee rate currently in place for other Funds averages variations in the net assets of a Fund so that a Fund's effective advisory fee is generally equal to the contractual rate. In the case of ACF-SCG and AGTGF, however, the calendar quarter measurement of the advisory fee results in effective fee rates that may be higher or lower than, or equal to, the contractual fee rate due solely to variations in net assets at the end of each calendar quarter. For example, the contractual fee rate for both Funds is currently 0.75% but the effective fee rate at the end of each of the last three fiscal years ending July 31, 2008, July 31, 2009 and July 31, 2010, respectively, was 0.76%, 0.78%
and 0.75% for ACF-SCG and 0.73%, 0.73% and 0.74% for AGTGF. This historical information illustrates differences in the fee rates resulting from the calendar quarter measurement period. The effective fee rate for ACF-SCG was higher than the contractual fee rate for the fiscal years 2008 and 2009 and the effective fee rate for AGTGF was lower than the contractual fee rate for the last three fiscal years. In addition, the effective fee rates may vary significantly from calendar quarter end to calendar quarter end as shown in the table below.


ACF-SCG

        AS OF END OF 1ST AS OF END OF 2ND AS OF END OF 3RD AS OF END OF 4TH  FYE
PERIOD   QUARTER (3/30)   QUARTER (6/30)   QUARTER (9/30)  QUARTER (12/30)  (7/31)
------  ---------------- ---------------- ---------------- ---------------- ------

2008          0.72%            0.66%            0.52%            0.83%       0.76%
2009          0.88%            0.79%            0.80%            0.84%       0.78%
2010          0.87%            0.62%             N/A              N/A        0.75%

AGTGF

        AS OF END OF 1ST AS OF END OF 2ND AS OF END OF 3RD AS OF END OF 4TH  FYE
PERIOD   QUARTER (3/30)   QUARTER (6/30)   QUARTER (9/30)  QUARTER (12/30)  (7/31)
------  ---------------- ---------------- ---------------- ---------------- ------

2008          0.71%            0.63%            0.46%            0.80%       0.73%
2009          0.86%            0.74%            0.80%            0.78%       0.73%
2010          0.82%            0.68%             N/A              N/A        0.74%


These differences are primarily due to changes in a Fund's net asset levels. In the case of declining net assets, the effective fee rate would likely be lower than the contractual fee rate, as is the case for AGTGF recently. ACF-SCG has also experienced periods of declining net assets over recent periods, but not as significantly as AGTGF, and has recently seen net asset levels increase, resulting in its effective fee rate exceeding 0.75% in the fiscal years 2008 and 2009. If a Fund had a fairly stable level of net assets, it is likely that the effective fee rate would be approximately the same as the contractual fee rate.

If the proposed advisory fee rate had been in effect as of the Funds' recent fiscal year ended July 31, 2010, the expense ratio for ACF-SCG's Class A shares
(and other Classes) would have been the same, but the expense ratio for AGTGF's
Class A shares would have increased from 1.55% to 1.56% with corresponding changes for other Classes of AGTGF's shares.


Since the change to the measuring period could result in an effective advisory fee that is higher than the current contractual advisory fee under certain circumstances, we are requesting that the stockholders approve the proposed amendments to the Measure-

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                                                                          15




ment Advisory Agreements. The proposed amendments would not affect any other terms of the Measurement Advisory Agreements. More information about the Adviser is included in the Funds' Statements of Additional Information, which are available at www.alliancebernstein.com.


Approval of Proposal 2.A. requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of each Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority Vote"). The Board, including the Independent
Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 2.A.


B. AMENDMENT TO INVESTMENT ADVISORY AGREEMENT OF TAP TO PERMIT REIMBURSEMENT TO
   THE ADVISER OF CERTAIN ADMINISTRATIVE EXPENSES


The Board considered and approved the Adviser's recommendation that the investment advisory agreement of TAP (the "TAP Advisory Agreement") be amended.
The standard investment advisory agreement between the Adviser and other Funds includes an investment advisory fee and also provides for the reimbursement to the Adviser of the costs of certain non-advisory services that the Adviser provides to the Fund at the request of the Fund. These reimbursable costs are for personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services expenses"). The TAP Advisory Agreement does not provide for reimbursement of the administrative services expenses that are provided to the Portfolios of TAP as do the standard investment advisory agreements. The TAP
Advisory Agreement was initially approved by the Directors on February 16, 1993 and March 31, 1993. The TAP Advisory Agreement is different from most other
Funds' investment advisory agreements because the TAP Portfolios were acquired from another fund complex without changes to the TAP Advisory Agreement upon the acquisition. Implementation of the reimbursement provision for a Portfolio will be subject to the approval of the Directors of TAP.


The proposed amendment would add a provision to the TAP Advisory Agreement authorizing reimbursement to the Adviser of the administrative services expenses. The Adviser's employees provide the same type of administrative services to the TAP Portfolios as they do for other Funds but, under the TAP
Advisory Agreement, the Adviser receives no reimbursement for these administrative services expenses. Reimbursement of expenses for administrative services is a common arrangement in the fund industry. The reimbursement obligation may be included in an investment advisory agreement or in a separate agreement. The Directors concurred with the Adviser that the same type of reimbursement arrangement for administrative services expenses should apply to TAP as applies to the other Funds. The Directors concluded that the proposed amendment was appropriate because it would permit the Adviser to be reimbursed for its cost of providing non-advisory services that benefit the TAP Portfolios.


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
16

The following table shows for the fiscal year ended or the fiscal year to date period ended July 31, 2010 each TAP Portfolio's current expense ratio for Class A shares and the effect of the proposed amendment, if approved by stockholders, on each Portfolio's expense ratio to three decimal points:



                                                                       EXPENSE RATIO EXPENSE RATIO
                                                                          WITHOUT      INCLUDING
                            TAP PORTFOLIO                              REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------

AllianceBernstein Growth Fund (Fiscal Year End 7/31)                       1.543%        1.551%
AllianceBernstein Balanced Wealth Strategy (Fiscal Year End 8/31)          0.996%        0.999%
AllianceBernstein Wealth Appreciation Strategy (Fiscal Year End 8/31)      1.114%        1.117%
AllianceBernstein Conservative Wealth Strategy (Fiscal Year End 8/31)      1.003%        1.010%
AllianceBernstein Tax-Managed Balanced Wealth Strategy (Fiscal Year
 End 8/31)                                                                 1.113%        1.136%
AllianceBernstein Tax-Managed Wealth Appreciation Strategy (Fiscal
 Year End 8/31)                                                            1.049%        1.056%
AllianceBernstein Tax-Managed Conservative Wealth Strategy (Fiscal
 Year End 8/31)                                                            1.211%        1.256%


As the table indicates, the effect of the proposed amendment on the TAP
Portfolios' expense ratios is modest at current asset levels.


The Directors agreed with the Adviser's recommendation that it would be appropriate for the TAP Advisory Agreement to be amended because it would apply the same provisions to the TAP Portfolios relating to administrative services expenses as those included in the advisory agreements for most other Funds. All other provisions of the TAP Advisory Agreement would remain the same except for certain minor conforming amendments. We are requesting a stockholder vote because the amendment would result in an increase, as reflected above, in the compensation paid to the Adviser under the TAP Advisory Agreement.

Approval of Proposal 2.B. requires a 1940 Act Majority Vote with respect to each Portfolio of TAP. The Board, including the Independent Directors, of the Fund unanimously recommends that the stockholders of each Portfolio of TAP vote
FOR Proposal 2.B.


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
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


                                PROPOSAL THREE

      AMENDMENTS TO DECLARATIONS OF TRUST FOR CERTAIN FUNDS ORGANIZED AS
                         MASSACHUSETTS BUSINESS TRUSTS

                              AEXR, AMIF II, ABT

A. AMENDMENT OF DECLARATIONS


The Board considered and approved the Adviser's recommendation to amend the Declarations of Trust (the "Declarations") of each of the Funds listed above, which are organized as Massachusetts Business Trusts ("MBTs"). A stockholder vote is required to amend the existing Declarations (the "Existing
Declarations") under certain circumstances. The proposed amendments to the Existing Declarations (the "Amendments") would provide the Directors with broad authority to amend the Declarations without a vote of stockholders. The proposed Amendment to each Declaration is set forth below:


       The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration.

The Amendment would replace Article VIII, Section 8 for the ABT Declaration in its entirety and would replace certain portions of Section 9.3 for the AEXR and AMIF II Declarations. The Declarations for AEXR and AMIF II will continue to require the express consent of any affected stockholder or director for the repeal of limitations on personal liability and prohibitions of assessment on stockholders and will also continue to specify certain procedural requirements relating to amendments to the Declarations.


By allowing future amendments of a Declaration without stockholder approval, the Amendments would remove limits on the Directors' authority to take actions that they believe would be in the best interests of the Funds. The Amendments give the Directors the necessary authority and flexibility to react quickly to changes in legal and regulatory conditions without the cost and delay of a stockholder meeting when the Directors determine that the action is in the best interests of the Funds.

The Funds are subject to comprehensive regulation under the 1940 Act and Massachusetts law and a Board would still be required to submit a future amendment to a Declaration to a vote of a Fund's stockholders if applicable law were to require such a vote. Currently, Massachusetts law does not require a stockholder vote on amendments to a declaration of trust unless the declaration otherwise provides. In addition, Rule 17a-8 under the 1940 Act requires a stockholder vote for combinations of affiliated funds where material changes to a fund's fundamental policies, investment advisory agreement, board of directors or distribution plan would result from the combination.

B. OTHER AMENDMENTS OF DECLARATIONS


In connection with approval of the Amendments, the Board considered and approved the Adviser's recommendation to adopt certain other amendments to the AEXR, AMIF II and ABT Declarations. These amendments will become effective only if stockholders approve Proposal 3. The Directors could approve these amendments after the Meetings if stockholders approve Proposal 3, but we want stockholders to understand the other proposed amendments approved by the Directors. These amendments are intended to enable the Directors to take actions that would be in the

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
18
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


best interests of stockholders without the cost and delay of obtaining a stockholder vote and to improve efficient administration of the Funds under the Declarations.

Provisions of the Existing Declarations for these Funds require a stockholder vote to approve a reorganization or merger of a Fund ("Reorganization
Provision") and, with respect to AEXR and AMIF II, termination of the trust
("Termination Provision") and liquidation of a series or class ("Liquidation
Provision"). The Directors approved amendments to the Reorganization Provision, the Termination Provision and the Liquidation Provision that would eliminate the stockholder vote requirement unless a stockholder vote is required by the 1940 Act or other applicable law. The stockholder vote requirement in the Reorganization Provision, Termination Provision and Liquidation Provision was historically included in the declarations of MBTs and is now uncommon.
Conforming amendments would also be made to sections of the relevant
Declarations that set forth the items for which stockholders have the power to vote. These sections are Section 7.1 of the AEXR and AMIF II Declarations and
Article V, Section 1 of the ABT Declaration.

The Board also considered and approved the Adviser's recommendation that they approve certain other administrative amendments to the Declarations as follows:

1. Quorum Requirements. The AEXR, AMIF II and ABT Declarations establish higher quorum requirements for a stockholder meeting than those of many of the other
Funds. For AEXR and AMIF II, the quorum requirement is a majority of the shares entitled to vote and, for ABT, the quorum requirement is 40% of the shares entitled to vote. The higher quorum requirements may impede the conduct of a stockholder meeting because action cannot be taken unless a quorum is present.
The Board considered and approved the Adviser's recommendation to amend the quorum requirement to reduce it to 30% of the shares entitled to vote. A lower quorum will reduce the likelihood of the expense and delay of adjourning a meeting or resoliciting stockholders should a quorum not be present in person or by proxy. The revised quorum requirement is similar to the quorum requirements applicable to a majority of other Funds, which is one-third of the shares entitled to vote. The Directors have also approved an amendment to the Bylaws of AEXR and AMIF II in order to conform the quorum requirements to their amended Declarations.

2. Record Date. The AEXR and AMIF II Declarations provide that the Directors may set a record date not more than 60 days prior to the date of any stockholder meeting. This record date period is shorter than the 90-day period applicable to other Funds and may make it more difficult for the Funds to timely deliver proxies to stockholders and solicit stockholder votes. The
Directors considered and approved the Adviser's recommendation for the amendment of the record date requirement to authorize the Directors to set a record date not more than 90 days prior to the date of a stockholder meeting.

3. Director Meetings. The AEXR and AMIF II Declarations require an annual meeting of the Directors to be held not later than the last day of the fourth month after the end of a Fund's fiscal year end. These provisions impose unnecessary requirements upon the holding of Director meetings. The Board considered and approved the Adviser's recommendation to approve amendments to the Declarations to eliminate these provisions.

Approval of Proposal 3 with respect to each Fund requires the affirmative vote of a majority of the shares entitled to vote. The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 3.

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


                                 PROPOSAL FOUR

 AMENDMENT AND RESTATEMENT OF CHARTERS FOR CERTAIN FUNDS ORGANIZED AS MARYLAND
                                 CORPORATIONS

   ABS, ABSS, ACF, ACOF, AEIF, AGREIF, AGTGF, AGCF, AGIF, AHIF, AIGF, ALCGF


Each Fund subject to this Proposal is organized as a Maryland corporation and is subject to the Maryland General Corporation Law ("MGCL"). Under the MGCL, a
Fund is formed pursuant to a charter (each a "Charter") that sets forth various provisions relating primarily to the governance of that Fund and powers of the Fund to conduct business. Each Fund's Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter of that Fund. The Adviser advised the Board of each Fund that the proposed amendments have two primary objectives. First, the Adviser believes, and the Directors agree, that it is important to modernize and update the Charters to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, stockholders of many of the other Funds approved the amendment and restatement of their Charters in 2005 and the Adviser believes and the Directors agree that it is beneficial for all of the Funds' Charters to be standardized so that there are no differences among the Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the Funds and, in some cases, limited the Board's authority to take actions that would benefit that Fund and its stockholders.

Many of the amendments are technical amendments that are designed to allow a Fund's Board to take full advantage of the provisions of the MGCL. Some of the Funds are older Funds. Since their formation, law and industry practice have changed significantly, and the Charters for these Funds contain significant variations from the Charters of more recently organized Funds. Some provisions of these Charters are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charters. Other provisions conflict with, or permit activities prohibited by, law. For these reasons, the Adviser recommended to the Boards the amendment and restatement of the Charters as discussed below in order to modernize and standardize them, which will facilitate a Board's ability to direct the management of the business and affairs of a Fund as it deems advisable and in accordance with the Fund's best interests. Each Board recommends that stockholders approve the amendment and restatement of the Charter for their Fund.1 The amendment and restatement of each Charter will be accomplished by repealing in their entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (each a "New
Charter" and, together, the "New Charters") attached as Appendix C. A detailed summary of the amendments is set forth below. If a stockholder of any Fund would like a copy of the current Charter for that Fund, please write to Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, New York 10105.

--------
1 Some Funds are organized as series funds and they may have separate portfolios that are regarded as separate investment companies under the 1940
  Act. However, all portfolios of a Fund are governed by the same Charter and stockholders of each series will vote on the proposed charter amendments.
  Therefore, if approved by the stockholders, a New Charter (defined below)
  will govern all of the portfolios operated by its Fund.

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
20
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



If approved, the New Charters will give a Board more flexibility and broader authority to act than do the existing charters. This increased flexibility is intended to allow the Directors to react more quickly to changes in competitive and regulatory conditions and allow the Funds to operate in a more efficient and economical manner.

While each of the New Charters of the Funds are generally the same (except for variations with respect to authorization and classification of stock), as explained above, some of the Funds' existing Charters are significantly different. So, the actual provisions being repealed or amended will vary from Fund to Fund. The proposed amendments to the Charters fall generally under four broad categories: (i) series and class structure and related provisions;
(ii) stockholder voting provisions; (iii) mandatory and other redemption provisions; and (iv) indemnification provisions. Certain of the older Funds have additional categories. The following discusses the material changes for the Funds within these broad categories and the additional categories, discusses the Boards' recommendations as to each amendment, and identifies each Fund for which an amendment is applicable.

A. SERIES AND CLASS STRUCTURE AND RELATED PROVISIONS

The Adviser recommended, and the Boards declared advisable, the proposed amendments concerning the establishment and administration of series and classes2 of the Funds' stock to update the Charters and to provide the Funds'
Boards with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The proposed amendments are as follows:

  . Provide for the automatic readjustment of the number of authorized shares of a class or series of a Fund that are classified or reclassified into shares of another class or series of the Fund. This change is administrative and provides for automatic readjustment in the number of shares in the charter where changes are made to one series or class.

     All Funds.

  . Clarify that the Directors have sole discretion to allocate the Fund's general assets not otherwise identifiable as belonging to a particular series or class to and among one or more series or classes and to provide that any general assets allocated to a series or class will irrevocably belong to that series or class.

     All Funds.

  . Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of a Fund generally.

     All Funds.

  . Provide that the Directors may establish a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting for some Funds a requirement that such holding period may not exceed 72 hours) and to provide that dividends or distributions may be paid in-kind.

     All Funds.
--------
2 If a Fund is a series fund, the stockholders of each portfolio own shares of a specific series of stock. Stock of a specific series (or portfolio) may be divided into more than one class of shares.

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
                                                                          21




  . Clarify that (i) debts, liabilities, obligations and expenses of a series or class shall be charged to the assets of the particular series or class and (ii) the Directors' determination with respect to the allocation of all debts, liabilities, obligations and expenses is conclusive.

     (i) All Funds except ABS and AGIF. (ii) Applicable only to ACF and AGTGF.

  . Permit the Board discretion to provide for the automatic conversion of any share class into any other share class to the extent disclosed in the Fund's registration statement and permitted by applicable law and regulations and replace, to the extent applicable, specific conversion provisions with respect to a class or series.

     All Funds except ABSS, ACOF, AGREIF and AGCF.


  . Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of a Fund in which outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to series or class. This clarifying change would have no practical effect on the operation of a Fund.


     All Funds.

B. STOCKHOLDER VOTING PROVISIONS


The Adviser recommended, and the Boards declared advisable, proposed minor changes to each Fund's voting provisions. These changes are intended to give the Directors more flexibility in setting voting requirements consistent with current MGCL provisions and the best interests of the Funds. These changes also clarify quorum requirements at meetings for specific classes or series and for a Fund as a whole. The proposed amendments are as follows:

  . Permit, if approved by the Directors as to any matter submitted to stockholders, a Fund to calculate the number of votes to which stockholders are entitled to cast on such matter on the basis of the net asset value of shares rather than on the basis of one vote for each share outstanding. A Fund would be required to obtain exemptive relief from the Securities and Exchange Commission ("SEC") in order to calculate stockholder votes entitled to be cast in this manner. This amendment would permit the Funds to address circumstances in which there are large disparities in net asset value per share among the series of a Fund resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment.
     While the Funds do not currently intend to seek exemptive relief, if the proposed amendment to the charter is approved, the Funds would be able to rely upon such relief if it is ever requested and granted without any need to seek stockholder approval of a charter amendment.


     All Funds.

  . Permit the Directors to determine that certain matters are subject to vote only by a specific series or class of the Fund, rather than by all stockholders of the Fund as a single class, for matters that are not otherwise prescribed under the

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
22

     1940 Act or other applicable law. The charters currently provide that stockholders of a specific class will vote on issues pertaining only to that class. This amendment is intended to clarify that the Directors may make this determination of whether an issue pertains to a particular class when it is not otherwise specified by law. In addition, the proposed amendments would clarify that, where a separate class or series vote is required, a quorum would be determined by the presence in person or by proxy of the holders of shares of that series or class entitled to vote at the meeting.

     All Funds.

C. MANDATORY AND OTHER REDEMPTION PROPOSALS


The Adviser recommended, and the Boards declared advisable, the proposed changes to give the Directors greater flexibility to determine when it is in the best interests of a Fund to redeem shares or to impose fees upon redemptions. For example, small accounts are costly for the Fund to maintain, often at the expense of larger stockholders. Although the Directors have the ability to set mandatory redemption amounts within the limits currently set forth in the charters, the proposed change would provide the Directors with maximum flexibility to set mandatory redemption amounts that are appropriate for a Fund's circumstances as well as to determine the method and timing of notice to stockholders. The Directors are expected to consider a recommendation of the Adviser that they approve an increase in the mandatory redemption amount for the Funds of $1,000, rather than the current $500, in the near term. In addition, these amendments would permit a Board to cause a Fund to effect mandatory redemptions for other purposes, such as for a reorganization or liquidation of a Fund or one or more of its series or classes, which are generally permitted by the MGCL to be undertaken without stockholder approval. If these changes are adopted, upon approval by the Board, the typical reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The proposed amendments are as follows:

  . Eliminate the specified dollar amount for mandatory redemptions included in the charters.


     All Funds.

  . Provide the Board with the sole discretion to set a mandatory redemption threshold for small accounts.

     ABS, AGTGF and AGIF.


  . Permit the mandatory redemption of an account if it is below the small account threshold established by the Board (rather than only in the event the account is below the threshold because of redemptions).

     AGTGF.

  . Eliminate the current stockholder notice requirement, which requires that a Fund give 30 or 45 days' notice to stockholders prior to a mandatory redemption.


     All Funds except ABS and AGIF.


  .  Eliminate a cap on the minimum account amount for mandatory redemptions.


     All Funds.

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                                                                          23
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



  . Amend mandatory redemption provision to give the Board the authority to redeem shares for other purposes permitted under the MGCL, such as liquidations or reorganizations, subject to the requirements of the 1940 Act.

     All Funds except ABS and AGIF.


For all Funds except ABS, ACOF, AGCF and AGREIF, the proposed amendments would broaden the range of fees, which may currently include deferred sales charges and/or redemption fees, that may be imposed at the time of redemption if approved by the Board and consistent with applicable law. The amended provisions would refer to "deferred sales charges, redemption fees or other amounts" that may be imposed upon the redemption of shares. The Directors could determine that a redemption fee to discourage market timing could be appropriate for a Fund and the proposed amendments would give the Directors maximum flexibility to impose such fees. Other amounts could include, for example, stockholder transaction fees. This amendment would be made applicable to all classes of shares. The proposed amendments would provide the Funds with the flexibility to impose such fees, although the Adviser has no current intention to recommend additional stockholder fees.


D. INDEMNIFICATION PROVISIONS


The charters of the Funds provide that, to the maximum extent permitted by Maryland law and the 1940 Act, Directors and officers shall not be liable to a Fund for money damages. Moreover, the charters or Bylaws of the Funds provide that, to the maximum extent permitted by Maryland law and the 1940 Act, Directors and officers shall be indemnified by the Funds and shall have expenses advanced by the Funds. The proposed amendments to certain of the charters would specifically provide that a Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The proposed amendments would also, among other things:

  . Clarify or provide that, to the maximum extent permitted by Maryland law and the 1940 Act, a Fund has the power to obligate itself to indemnify and advance expenses to a director or officer.

     All Funds (new provision for ABS and AGIF).


  . Allow a Fund, with approval of the Directors, to indemnify and advance expenses to any person who served as a director for a predecessor of the Fund in a capacity that may be indemnified under the Fund's charter.

     All Funds.

  . Prohibit retroactive changes to the indemnification provisions in a Fund's Bylaws. (Similar non-retroactivity provisions already cover charter provisions.)

     All Funds except ABS and AGIF.


  . Prohibit retroactive changes to the indemnification provisions in a Fund's Charter or Bylaws.


     ABS and AGIF.

  . Vest in the Funds the power to indemnify and advance expenses to a Fund's Directors and officers who, while serving as such for a Fund, also serve at a

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
24
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


     Fund's request in a like position of another enterprise and are subject to liability by reason of their service in such capacity.

     All Funds except AGTGF.

  . Replace the specific 1940 Act limitations on indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on indemnification imposed under the 1940 Act.

     All Funds except ABS, AGIF and AGTGF.

We are recommending these amendments because it is important for a Fund to be able to indemnify and advance expenses to the maximum extent permitted by law in order to promote efficient and effective management of the Fund. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers notwithstanding the protective provisions in the Funds' Bylaws and the fact that the Directors have the benefit of insurance.

E. OTHER REVISIONS FOR SPECIFIC FUNDS

1. Corporate Purpose


The existing Charters of certain Funds enumerate a list of specific powers of the Fund. Proposed changes would delete these provisions and each such Fund's Charter would provide instead that the Fund shall have all powers permitted by the MGCL. A Fund is not required to list specific powers in its Charter and this specificity may hinder a Fund's operations and the Directors' flexibility in determining appropriate actions for a Fund to undertake. The specific list may restrict the Fund's ability to be competitive in the market without incurring the cost and delay of a stockholder vote and to respond quickly to regulatory developments to the detriment of the Fund. By providing a Fund with all the powers permitted under the MGCL, the proposed amendments will give a Fund and its Directors broader flexibility to administer and operate the Funds.


  . Delete specific powers of a Fund, and provide instead that a Fund shall have all powers conferred upon it or permitted by the MGCL.


     ABS, ACF, AGIF and AGTGF.


2. Dividends and Distributions


Two of the Funds, ABS and AGIF, have various provisions relating to dividends and distributions. Such provisions were presumably considered customary and desirable when these Funds were formed in 1932, but they are now obsolete or unnecessary. The proposed amendments would eliminate these and related unnecessary provisions because the Funds' method and manner of making dividends and distributions is regulated by the 1940 Act and federal tax law, as well as applicable limitations on distributions under the MGCL. These changes would not affect the Funds' current dividend policies.


  . Delete provision that, in each fiscal year, the Fund shall distribute approximately the amount of net cash income received by the Fund during the fiscal year.

  . Delete a provision giving the Directors discretion to distribute additional dividends from any assets of a Fund legally available for payment thereof.

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                                                                          25
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



  . Delete a provision that requires a Board to sell all dividends and distributions that are not cash dividends, such as shares of stock of a company, received by a Fund on its investments and to credit the net cash proceeds of such sale to cash income and distribute it to stockholders.

3. Class Provisions


Certain of the Funds have outdated provisions related to matters that are now governed by the 1940 Act or exemptions thereto. These changes would not affect the Funds' current investment policies. The proposed amendments would:


  . Delete a provision giving the Board the authority to exclude the designation of the shares of a class or series from the definition of a "senior security" under the 1940 Act.

     ACF.

  . Delete a provision, as unnecessary, that permitted distribution to vary from class to class for the purposes of complying with regulatory or legislative requirements.

     ACF and AGTGF.

4. Stockholder Voting Provision


Certain of the Funds' Charters are silent on the requirements for a quorum for transaction of business at stockholders meeting. Recent changes to the MGCL generally permit, when a charter is silent on the requirements for a quorum at a stockholders meeting, the Bylaws of a Fund to establish the quorum requirements. The Bylaws of each of ABS, AGIF and AGTGF generally provide that, at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum. The New Charters establish quorum provisions that are consistent with the Bylaws of ABS, AGIF, and AGTGF. The Adviser proposed, and the Board deemed advisable, that this quorum requirement be added to these Funds' Charters. This is the same quorum requirement included in most other Funds' Charters. The New Charters:


  . Provide that the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast would constitute a quorum for a stockholder meeting.



5. Redemption Provisions

The proposed amendments would delete certain provisions relating to redemptions of shares. These provisions are now unnecessary because the matters covered by them are governed by Maryland law or the 1940 Act. The proposed amendments would:

  . Delete a provision terminating a stockholder's rights at the time a redemption price has been determined with certain exceptions.

     ABS, ACF, AGIF and AGTGF.

  . Delete a provision that authorizes a Fund, upon Board approval, to buy back shares at a price not exceeding net asset value by an agreement with stockholders.

     ABS, ACF, AGIF and AGTGF.

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



6. Board of Directors

The proposed amendments would provide that the minimum number of Directors for a Fund shall be one and eliminate the maximum number of Directors. The minimum number is currently specified as two or three Directors and the maximum as twenty (applies to ACF and AGTGF). The proposed amendments would give the Directors the flexibility to determine the number of Directors that are appropriate for a Fund's Board based on the specific circumstances of the Fund.


The proposed amendments would also revise the general powers of the Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval unless otherwise required by applicable law. These amendments provide greater flexibility for the Directors to determine appropriate actions for a Fund, especially to issue shares to the extent permitted by the MGCL. These changes would not affect the management or operation of the Funds. The New Charters:


  . Provide that the minimum number of Directors for a Fund shall be one and that the number of Directors may be fixed pursuant to the Bylaws.

     ABS, ACF, AGIF and AGTGF.

  . Expand or clarify that the general powers of a Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval.

     ABS, ACF, AGIF and AGTGF.

7. Interested Persons Provisions


The Charters for certain Funds currently permit contracts to provide services between the Fund and interested persons of the Fund, including the Adviser. Affiliated transactions are regulated under the 1940 Act rather than the MGCL. These changes would not affect the Funds' transactions with interested or affiliated persons, which will remain subject to regulations under the 1940 Act. The proposed amendments would eliminate the following provisions:


  . Procedures that a Fund must follow to enter into a contract with an affiliate.

     ACF and AGTGF.


  . Provision that permits interested persons to contract to provide services for a Fund and provide indemnification with respect to the provision of those services.


     AGIF.

  . Provisions that state that contracts with interested persons will not be void if such interest is disclosed to the Board and that permit an interested person to be counted towards a quorum for a vote to authorize that contract.

     ABS and AGIF.

Approval of Proposal 4 with respect to each Fund requires the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast. The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 4.

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


                                 PROPOSAL FIVE

             CHANGES TO FUNDAMENTAL POLICIES REGARDING COMMODITIES

   ALL FUNDS (EXCEPT ABF-MULTI-ASSET INFLATION STRATEGY, ACF-MARKET NEUTRAL
             STRATEGY-U.S. AND ACF-MARKET NEUTRAL STRATEGY-GLOBAL)


Section 8(b) of the 1940 Act requires a fund to disclose whether it has a policy to engage in certain activities. Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote. The Board considered and approved the Adviser's recommendation for the modification of the fundamental commodities policies of the Funds.

The Funds' current fundamental commodities policies prohibit the purchase or sale of commodities regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act ("CEA") except for futures contracts and options on futures contracts. The Funds' fundamental commodities policies reflected legal requirements in effect at the time the current policy was adopted. The derivatives transactions regulated as commodities by the CFTC under the CEA were futures and options on futures and options on physical commodities. Swaps, including forward currency exchange contracts, were specifically excluded from regulation by the CFTC.


As part of its recent financial reform initiative, Congress recently enacted legislation that, among other things, amends the CEA to subject swaps, including forward currency exchange contracts, to CFTC regulation. As a result, the current commodities policy, which specifically refers to commodities regulated by the CFTC, could potentially limit the Funds' flexibility to engage in certain swaps and forward currency exchange contracts following the adoption of regulations implementing the legislation. In order to clarify that the Funds may continue to engage in the same derivatives transactions that they are permitted to engage in today, regardless of whether a governmental agency may regulate these instruments in the future, the Adviser recommended, and the Directors approved, the following fundamental policy:


       The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

The proposed fundamental policy would make it clear that the Funds may continue to engage in swaps, forward currency exchange contracts, as well as futures, options on futures, and any other commodity or commodities contracts. The Funds' investment in commodities will be reflected in investment policies approved by the Directors and disclosed in a Fund's Prospectuses and SAIs. The Adviser will continue to manage the Funds under the policies previously approved by the Directors and the proposed amendments would not result in a change to a Fund's risk exposure. The amended policy would permit Directors to modify the Funds' investment policies to reflect changes in statutory and regulatory requirements without incurring the time and expense of obtaining stockholder approval to change the policy and avoid issues relating to any future changes in the regulation of commodities.

Approval of Proposal 5 requires a 1940 Act Majority Vote with respect to each Fund (or with respect to a Fund that has series, each Portfolio). The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 5.


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28
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


                                 PROPOSAL SIX

    RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN FUNDS

                    ABSS--U.S. LARGE CAP PORTFOLIO ("USLC")
                                     AGCF


The Board considered and approved the Adviser's recommendation for the reclassification of the investment objectives of the Funds listed above as non-fundamental. The 1940 Act does not require the Funds' investment objectives to be fundamental policies that are changeable only by a stockholder vote. This proposal would give the Directors the flexibility to revise the Funds' investment objectives to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. We are not proposing to change the investment objectives.
USLC's investment objective is the same as the other AB Growth Funds, whose investment objectives are not fundamental. AGCF's fundamental investment objective requires it to invest at least 80% of its total assets in Greater
China companies. However, AGCF is subject to Rule 35d-1, the so-called "Names
Rule", which also requires it to have a policy to invest at least 80% of its assets in securities of Greater China companies. While the Directors would have the flexibility to change the 80% requirement in its investment objective, it would still be required to have an 80% policy as long as its name included the reference to Greater China.

As with other investment objectives, we will provide stockholders with advance notice of not less than 60 days of any subsequent material change to a Fund's investment objective.

Approval of Proposal 6 requires a 1940 Act Majority Vote with respect to each Fund. The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote FOR Proposal 6.

Part III--Independent Registered Public Accounting Firms



      Approval of Independent Registered Public Accounting Firms by Board


The Board of each Fund, including a majority of the Directors who are not "interested persons", has appointed Ernst & Young LLP ("E&Y") as the independent registered public accounting firm for the each Fund's current fiscal year. E&Y has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds.

The Audit Committee of the Boards of each of ABS, ABSS, ACS, AEIF, AEXR, AGGF,
AGIF, AIGF, ALCGF, ASMCGF and TAP (the "Auditor Change Funds") approved the dismissal of KPMG LLP as independent registered public accounting firm for the Auditor Change Funds (the "Prior Auditor") at a meeting held on March 24, 2010.
The Prior Auditor's reports on the financial statements of the Auditor Change
Funds for their last two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit


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
                                                                          29
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



scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused it to make reference to that matter in connection with its reports for the Auditor Change Funds or reportable events as described in paragraph (v) of Item 304(a)(1) of Regulation
S-K. The Auditor Change Funds have requested that the Prior Auditor furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter is attached as Appendix E and similar letters will be filed as Exhibit 77 to the Auditor Change Funds' first
Form N-SAR filed following the Prior Auditor's dismissal.

Except for the Auditor Change Funds, E&Y has audited the accounts of each Fund for the last two fiscal years.

Representatives of E&Y are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders. Representatives of the Prior Auditor are not expected to attend the Meeting.

             Independent Registered Public Accounting Firms' Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firms for each Fund's last two fiscal years
(except for Funds that only recently commenced operations and have not yet completed a fiscal year) for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, and in the case of certain of the Funds, include multi-class distribution testing; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service
Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.


                                    TABLE 1


                                                                         ALL FEES FOR
                                                                           NON-AUDIT
                                                                           SERVICES
                                                              ALL OTHER PROVIDED TO THE
                                                              FEES FOR     FUND, THE
                                                              SERVICES      ADVISER
                                           AUDIT              PROVIDED    AND SERVICE
     NAME OF FUND            AUDIT FEES RELATED FEES TAX FEES  TO FUND    AFFILIATES
----------------------- ---- ---------- ------------ -------- --------- ---------------

ABF--Intermediate Bond  2008  $60,400      $7,711    $30,707     n/a       $998,263
 Portfolio              2009  $44,837      $7,764    $ 5,564     n/a       $787,985
ABS                     2008  $38,000      $3,329    $ 6,988     n/a       $387,022
                        2009  $33,132      $    0    $18,025     n/a       $177,274
ABSS--U.S. Large Cap    2008  $23,000      $    0    $16,863     n/a       $323,413
 Portfolio              2009  $22,172      $    0    $ 7,500     n/a       $256,549
ABSS--2000 Retirement   2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy               2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2005 Retirement   2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy               2009  $22,731      $    0    $ 6,700     n/a       $255,749


30

                                                                            ALL FEES FOR
                                                                              NON-AUDIT
                                                                              SERVICES
                                                                 ALL OTHER PROVIDED TO THE
                                                                 FEES FOR     FUND, THE
                                                                 SERVICES      ADVISER
                                              AUDIT              PROVIDED    AND SERVICE
      NAME OF FUND              AUDIT FEES RELATED FEES TAX FEES  TO FUND    AFFILIATES
-------------------------- ---- ---------- ------------ -------- --------- ---------------

ABSS--2010 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2015 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2020 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2025 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2030 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2035 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2040 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2045 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,731      $    0    $ 6,700     n/a       $255,749
ABSS--2050 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,681      $    0    $ 6,700     n/a       $255,749
ABSS--2055 Retirement      2008  $22,750      $    0    $16,663     n/a       $323,213
 Strategy                  2009  $22,681      $    0    $ 6,700     n/a       $255,749
ABT--AllianceBernstein     2008  $37,800      $5,184    $16,636     n/a       $982,165
 Value Fund                2009  $33,240      $    0    $ 7,784     n/a       $782,440
ABT--AllianceBernstein     2008  $37,800      $5,184    $16,650     n/a       $982,179
 Small/Mid Cap Value       2009  $34,120      $    0    $ 7,784     n/a       $782,440
 Fund
ABT--AllianceBernstein     2008  $45,200      $5,443    $20,484     n/a       $986,272
 International Value Fund  2009  $41,720      $    0    $ 8,384     n/a       $783,040
ABT--AllianceBernstein     2008  $37,800      $5,184    $19,537     n/a       $985,066
 Global Value Fund         2009  $36,665      $    0    $ 8,384     n/a       $783,040
ACF--Small Cap Growth      2009  $33,680      $1,650    $ 8,308     n/a       $711,673
 Portfolio                 2010  $29,000      $    0    $15,605     n/a       $608,552
ACF--U.S. Strategic        2009  $     0      $    0    $     0     n/a       $      0
 Research Portfolio        2010  $21,750      $    0    $     0     n/a       $666,918
ACOF                       2008  $44,100      $5,404    $16,575     n/a       $982,324
                           2009  $33,040      $    0    $ 7,834     n/a       $782,490
ACS                        2009  $33,600      $    0    $11,350     n/a       $183,043
                           2010  $32,900      $    0    $17,990     n/a       $192,022
ADYF                       2008  $66,600      $5,542    $21,106     n/a       $986,993
                           2009  $53,739      $1,650    $10,900     n/a       $787,207
AEIF                       2008  $35,250      $    0    $ 8,038     n/a       $386,388
                           2009  $33,231      $    0    $15,525     n/a       $174,774
AEXR                       2008  $27,300      $    0    $ 6,576     n/a       $377,926
                           2009  $26,566      $    0    $ 3,000     n/a       $187,249


                                                                          31

                                                                              ALL FEES FOR
                                                                                NON-AUDIT
                                                                                SERVICES
                                                                   ALL OTHER PROVIDED TO THE
                                                                   FEES FOR     FUND, THE
                                                                   SERVICES      ADVISER
                                                AUDIT              PROVIDED    AND SERVICE
       NAME OF FUND               AUDIT FEES RELATED FEES TAX FEES  TO FUND    AFFILIATES
---------------------------- ---- ---------- ------------ -------- --------- ---------------

AFIS--Government STIF        2009  $35,800      $1,816    $19,100     n/a      $  460,445
 Portfolio                   2010  $33,030      $    0    $12,408     n/a      $  719,514
AGBF                         2008  $70,587      $3,211    $21,907     n/a      $1,031,365
                             2009  $55,320      $4,732    $10,400     n/a      $  746,586
AGCF                         2009  $32,240      $1,650    $10,084     n/a      $  713,449
                             2010  $29,000      $    0    $12,877     n/a      $  605,824
AGGF                         2009  $36,818      $    0    $13,600     n/a      $  284,799
                             2010  $30,500      $    0    $ 1,408     n/a      $  668,326
AGIF                         2008  $36,500      $    0    $12,517     n/a      $  383,867
                             2009  $31,686      $    0    $16,025     n/a      $  175,270
AGREIF                       2008  $58,300      $5,901    $28,375     n/a      $  994,621
                             2009  $45,800      $    0    $13,884     n/a      $  788,540
AGTGF                        2009  $36,320      $3,300    $12,684     n/a      $  717,699
                             2010  $29,000      $2,000    $16,485     n/a      $  611,432
AHIF                         2008  $67,650      $8,711    $63,407     n/a      $1,032,463
                             2009  $60,416      $5,668    $10,400     n/a      $  790,725
AIGF                         2009  $38,842      $    0    $13,200     n/a      $  284,399
                             2010  $30,500      $    0    $ 2,581     n/a      $  669,499
ALCGF                        2009  $30,722      $    0    $12,725     n/a      $  298,924
                             2010  $29,000      $    0    $ 2,581     n/a      $  595,528
AMIF--California Portfolio   2008  $35,110      $3,440    $13,625     n/a      $  977,410
                             2009  $31,920      $4,699    $ 6,440     n/a      $  785,796
AMIF--High Income            2008  $     0      $    0    $     0     n/a      $        0
 Municipal Portfolio         2009  $     0      $    0    $     0     n/a      $        0
AMIF--National Portfolio     2008  $35,110      $3,440    $13,625     n/a      $  977,410
                             2009  $31,920      $4,389    $ 5,790     n/a      $  784,835
AMIF--New York Portfolio     2008  $35,110      $3,440    $13,625     n/a      $  977,410
                             2009  $31,920      $2,422    $ 5,790     n/a      $  782,868
AMIF II--Arizona Portfolio   2008  $26,767      $3,148    $14,758     n/a      $1,024,154
                             2009  $26,879      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Massachusetts       2008  $26,767      $3,148    $14,758     n/a      $1,024,154
 Portfolio                   2009  $26,879      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Michigan Portfolio  2008  $26,767      $3,148    $14,758     n/a      $1,024,154
                             2009  $26,879      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Minnesota           2008  $26,767      $3,148    $14,758     n/a      $1,024,154
 Portfolio                   2009  $26,880      $4,732    $ 6,983     n/a      $  743,169
AMIF II--New Jersey          2008  $26,767      $3,148    $14,758     n/a      $1,024,154
 Portfolio                   2009  $26,880      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Ohio Portfolio      2008  $26,767      $3,148    $14,758     n/a      $1,024,154
                             2009  $26,880      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Pennsylvania        2008  $26,767      $3,148    $14,758     n/a      $1,024,154
 Portfolio                   2009  $26,880      $4,732    $ 6,983     n/a      $  743,169
AMIF II--Virginia Portfolio  2008  $26,767      $3,148    $14,758     n/a      $1,024,154
                             2009  $26,880      $4,732    $ 6,983     n/a      $  743,169


32

                                                                            ALL FEES FOR
                                                                              NON-AUDIT
                                                                              SERVICES
                                                                 ALL OTHER PROVIDED TO THE
                                                                 FEES FOR     FUND, THE
                                                                 SERVICES      ADVISER
                                              AUDIT              PROVIDED    AND SERVICE
      NAME OF FUND              AUDIT FEES RELATED FEES TAX FEES  TO FUND    AFFILIATES
-------------------------- ---- ---------- ------------ -------- --------- ---------------

ASMCGF                     2009  $30,722        $0      $ 4,200     n/a       $286,199
                           2010  $29,000        $0      $ 1,173     n/a       $594,120
TAP--AllianceBernstein     2009  $30,481        $0      $ 5,000     n/a       $286,999
 Growth Fund               2010  $29,000        $0      $ 3,754     n/a       $596,701
TAP-- Conservative Wealth  2008  $22,750        $0      $16,863     n/a       $323,413
 Strategy                  2009  $22,681        $0      $ 7,500     n/a       $256,549
TAP-- Tax-Managed          2008  $40,200        $0      $18,825     n/a       $325,375
 Conservative Wealth       2009  $36,753        $0      $ 8,600     n/a       $257,649
 Strategy
TAP--Balanced Wealth       2008  $22,750        $0      $16,863     n/a       $323,413
 Strategy                  2009  $22,681        $0      $ 7,500     n/a       $256,549
TAP--Tax-Managed           2008  $40,200        $0      $21,325     n/a       $327,875
 Balanced Wealth Strategy  2009  $36,753        $0      $ 8,600     n/a       $257,649
TAP--Wealth Appreciation   2008  $22,750        $0      $18,363     n/a       $324,913
 Strategy                  2009  $20,681        $0      $ 7,500     n/a       $256,549
TAP--Tax-Managed Wealth    2008  $40,200        $0      $20,275     n/a       $326,825
 Appreciation Strategy     2009  $36,753        $0      $ 7,500     n/a       $256,549


Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent auditors. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by the Audit Committee for 2008 and 2009 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser and Service Affiliates is compatible with maintaining the auditors' independence.

                                                                          33

                                    TABLE 2


                                       FEES FOR NON-AUDIT
                                       SERVICES PROVIDED
                                          TO THE FUND,
                                        THE ADVISER AND
                                       SERVICE AFFILIATES
                                           SUBJECT TO     PORTION COMPRISED
                                        PRE-APPROVAL BY       OF AUDIT      PORTION COMPRISED
          NAME OF FUND                  AUDIT COMMITTEE     RELATED FEES       OF TAX FEES
--------------------------------- ---- ------------------ ----------------- -----------------

ABF--Intermediate Bond Portfolio  2008     $ 181,037          $150,830           $30,207
                                  2009     $ 257,174          $251,610           $ 5,564
ABS                               2008     $   8,672          $  1,684           $ 6,988
                                  2009     $  18,025          $      0           $18,025
ABSS--U.S. Large Cap Portfolio    2008     $  16,863          $      0           $16,863
                                  2009     $   7,500          $      0           $ 7,500
ABSS--2000 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2005 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2010 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2015 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2020 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2025 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2030 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2035 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2040 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2045 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2050 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABSS--2055 Retirement Strategy    2008     $  16,663          $      0           $16,663
                                  2009     $   6,700          $      0           $ 6,700
ABT--AllianceBernstein Value      2008     $ 164,939          $148,303           $16,636
 Fund                             2009     $ 251,630          $243,846           $ 7,784
ABT--AllianceBernstein Small/     2008     $ 164,953          $148,303           $16,650
 Mid Cap Value Fund               2009     $ 251,630          $243,846           $ 7,784
ABT--AllianceBernstein            2008     $ 169,046          $148,562           $20,484
 International Value Fund         2009     $ 252,230          $243,846           $ 8,384
ABT--AllianceBernstein Global     2008     $ 167,840          $148,303           $19,537
 Value Fund                       2009     $ 252,230          $243,846           $ 8,384
ACF--Small Cap Growth Portfolio   2009     $ 253,804          $245,496           $ 8,308
                                  2010     $ 143,320          $127,715           $15,605
ACF--U.S. Strategic Research      2009     $       0          $      0           $     0
 Portfolio                        2010     $ 127,715          $127,715           $     0


34

                                       FEES FOR NON-AUDIT
                                       SERVICES PROVIDED
                                          TO THE FUND,
                                        THE ADVISER AND
                                       SERVICE AFFILIATES
                                           SUBJECT TO     PORTION COMPRISED
                                        PRE-APPROVAL BY       OF AUDIT      PORTION COMPRISED
          NAME OF FUND                  AUDIT COMMITTEE     RELATED FEES       OF TAX FEES
--------------------------------- ---- ------------------ ----------------- -----------------

ACOF                              2008      $165,098          $148,523           $16,575
                                  2009      $251,680          $243,846           $ 7,834
ACS                               2009      $ 11,350          $      0           $11,350
                                  2010      $ 17,130          $      0           $17,130
ADYF                              2008      $169,767          $148,661           $21,106
                                  2009      $256,396          $245,496           $10,900
AEIF                              2008      $  8,038          $      0           $ 8,038
                                  2009      $ 15,525          $      0           $15,525
AEXR                              2008      $  6,576          $      0           $ 6,576
                                  2009      $  3,000          $      0           $ 3,000
AFIS--Government STIF Portfolio   2009      $ 20,916          $  1,816           $19,100
                                  2010      $ 12,408          $      0           $12,408
AHIF                              2008      $215,237          $151,830           $63,407
                                  2009      $259,914          $249,514           $10,400
AGBF                              2008      $168,237          $146,330           $21,907
                                  2009      $255,896          $245,496           $10,400
AGCF                              2009      $255,580          $245,496           $10,084
                                  2010      $140,592          $127,715           $12,877
AGGF                              2009      $ 13,600          $      0           $13,600
                                  2010      $129,123          $127,715           $ 1,408
AGREIF                            2008      $177,395          $149,020           $28,375
                                  2009      $257,730          $243,846           $13,884
AGTGF                             2009      $259,830          $247,146           $12,684
                                  2010      $146,200          $129,715           $16,485
AGIF                              2008      $ 12,517          $      0           $12,517
                                  2009      $ 16,025          $      0           $16,025
AIGF                              2009      $ 13,200          $      0           $13,200
                                  2010      $130,296          $127,715           $ 2,581
ALCGF                             2009      $ 16,925          $      0           $16,925
                                  2010      $130,296          $127,715           $ 2,581
AMIF--California Portfolio        2008      $160,184          $146,559           $13,625
                                  2009      $254,985          $248,545           $ 6,440
AMIF--High Income Municipal       2008      $      0          $      0           $     0
 Portfolio                        2009      $      0          $      0           $     0
AMIF--National Portfolio          2008      $160,184          $146,559           $13,625
                                  2009      $254,025          $248,235           $ 5,790
AMIF--New York Portfolio          2008      $160,184          $146,559           $13,625
                                  2009      $252,058          $246,268           $ 5,790
AMIF II--Arizona Portfolio        2008      $161,026          $146,267           $14,758
                                  2009      $252,479          $245,496           $ 6,983
AMIF II--Massachusetts Portfolio  2008      $161,025          $146,267           $14,758
                                  2009      $252,479          $245,496           $ 6,983


                                                                          35

                                      FEES FOR NON-AUDIT
                                      SERVICES PROVIDED
                                         TO THE FUND,
                                       THE ADVISER AND
                                      SERVICE AFFILIATES
                                          SUBJECT TO     PORTION COMPRISED
                                       PRE-APPROVAL BY       OF AUDIT      PORTION COMPRISED
         NAME OF FUND                  AUDIT COMMITTEE     RELATED FEES       OF TAX FEES
-------------------------------- ---- ------------------ ----------------- -----------------

AMIF II--Michigan Portfolio      2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
AMIF II--Minnesota Portfolio     2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
AMIF II--New Jersey Portfolio    2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
AMIF II--Ohio Portfolio          2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
AMIF II--Pennsylvania Portfolio  2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
AMIF II--Virginia Portfolio      2008      $161,025          $146,267           $14,758
                                 2009      $252,479          $245,496           $ 6,983
ASMCGF                           2009      $      0          $      0           $     0
                                 2010      $128,888          $127,715           $ 1,173
TAP--AllianceBernstein           2009      $  5,000          $      0           $ 5,000
 Growth Fund                     2010      $131,469          $127,715           $ 3,754
TAP--Conservative Wealth         2008      $ 16,863          $      0           $16,863
 Strategy                        2009      $  7,500          $      0           $ 7,500
TAP--Tax-Managed Conservative    2008      $ 18,825          $      0           $18,825
 Wealth Strategy                 2009      $  8,600          $      0           $ 8,600
TAP--Balanced Wealth Strategy    2008      $ 16,863          $      0           $16,863
                                 2009      $  7,500          $      0           $ 7,500
TAP--Tax-Managed Balanced        2008      $ 21,325          $      0           $21,325
 Wealth Strategy                 2009      $  8,600          $      0           $ 8,600
TAP--Wealth Appreciation         2008      $ 18,363          $      0           $18,363
 Strategy                        2009      $  7,500          $      0           $ 7,500
TAP--Tax-Managed Wealth          2008      $ 20,275          $      0           $20,275
 Appreciation Strategy           2009      $  7,500          $      0           $ 7,500


Part IV--Proxy Voting and Stockholder Meetings


All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast: (i) for the election of each of the nominees as a Director for a Fund (Proposal One), (ii) for the amendment of the Investment Advisory Agreements for certain of the Funds (Proposals Two A. and B.), (iii) for the amendment of the Declarations of Trust for certain of the Funds that are organized as Massachusetts Business Trusts (Proposal Three),
(iv) for the amendment and restatement of the Charters for certain of the Funds that are organized as Maryland corporations (Proposal Four), (v) for the amendment of certain of the Funds' fundamental policies regarding commodities (Proposal Five) and (vi) for the reclassification of certain of the Funds'


36

fundamental investment objectives as non-fundamental (Proposal Six). If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 451-3783. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting.


Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).


For all Funds, the approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approvals of Proposals Two A. and B. require a 1940 Act Majority Vote for each of ACF-SCG, AGTGF, and the TAP Portfolios. The approval of Proposal Three requires the affirmative vote of a majority of the shares entitled to vote for each of AEXR, AMIF II, and ABT. The approval of Proposal Four requires an affirmative vote of a majority of the votes entitled to be cast for each of ABS, ABSS, ACF, ACOF, AEIF, AGCF, AGIF, AGTGF, AGREIF, AHIF, AIGF, and ALCGF. The approval of Proposal Five requires a 1940 Act Majority Vote for each of the Funds. The approval of Proposal Six requires a 1940 Act Majority Vote for each of ABSS--USLC and AGCF. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three, Proposal Four, Proposal Five and Proposal Six, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those proposals. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.


                                                                          37

For most Funds, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares entitled to vote at the Meetings. With respect to AEXR and AMIF II, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of a majority of a Fund's shares issued and outstanding and entitled to vote at the Meetings. With respect to ABT, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meetings. With respect to ACS and TAP, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of 30% of a Fund's shares entitled to vote at the Meetings. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the Chairman of a Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the record date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.


The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.


The Adviser has engaged Broadridge Financial Solutions, Inc. ("Broadridge"), 60 Research Road, Hingham, MA 02043, to assist in soliciting proxies for the Meeting, including contacting stockholders by telephone or other electronic means to solicit stockholders on behalf of the Funds. Broadridge will receive a total fee of $1 million for its services, which will be borne by the Funds. Other costs of the proxy solicitation will also be borne by the Funds.


Part V--Other Information

                             OFFICERS OF THE FUNDS

Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                                POSITION(S)
                              (MONTH AND YEAR           PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE       YEAR FIRST ELECTED)       DURING THE PAST 5 YEARS
----------------------  ------------------------------ -----------------------
   Robert M. Keith      President and Chief Executive   See biography above.
   50                   Officer, All Funds (09/08)

38

                                  POSITION(S)
                                (MONTH AND YEAR                   PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE        YEAR FIRST ELECTED)                DURING THE PAST 5 YEARS
----------------------  --------------------------------- --------------------------------------

 Philip L. Kirstein     Senior Vice President and         Senior Vice President and
 65                     Independent Compliance Officer,   Independent Compliance Officer of
                        All Funds (10/04)                 the AllianceBernstein Mutual Funds,
                                                          with which he has been associated
                                                          since October 2004. Prior thereto, he
                                                          was Of Counsel to Kirkpatrick &
                                                          Lockhart, LLP from October 2003 to
                                                          October 2004, and General Counsel
                                                          of Merrill Lynch Investment
                                                          Managers, L.P. since prior to March
                                                          2003.

 Emilie Wrapp           Secretary,                        Senior Vice President, Assistant
 54                     All Funds (10/05)                 General Counsel and Assistant
                                                          Secretary of ABI**, with which she
                                                          has been associated since prior to
                                                          2005.

 Joseph J. Mantineo     Treasurer and                     Senior Vice President of
 51                     Chief Financial Officer,          AllianceBernstein Investor Services,
                        All Funds (8/06)                  Inc. ("ABIS")**, with which he has
                                                          been associated since prior to 2005.

 Phyllis J. Clarke      Controller,                       Vice President of ABIS**, with which
 49                     AFIS, AMIF, AMIF II, TAP, (5/09)  she has been associated since prior
                        ABF, ABS, ABSS, ABT, ACF, ACOF,   to 2005.
                        ACS, AGREIF, AGTGF, AIGF, ALCGF,
                        (11/08)

 Stephen Woetzel        Controller,                       Vice President of ABIS**, with which
 38                     ADYF, AEXR, AGBF, AGGF, AGCF,     he has been associated since prior to
                        AGIF, AHIF, ASMCGF, AEIF, (5/09)  2005.


---------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

**An affiliate of each of the Funds.

INFORMATION AS TO THE INVESTMENT ADVISER, ADMINISTRATOR, AND DISTRIBUTOR OF THE
                                     FUNDS

Each Fund's investment adviser and administrator is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. Each Fund's distributor is AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                                                                          39

                                STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of a Fund's share (or class of shares, if applicable) on August 1, 2010 is provided in Appendix D.


                            SUBMISSION OF PROPOSALS
                       FOR NEXT MEETING OF STOCKHOLDERS

The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for a Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting.

A stockholder who wishes (a) to submit a proposal at a stockholders meeting but does not want the proposal to appear in the Fund's proxy statement or proxy card, or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of each Fund currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150/th/ day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

                            REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                         By Order of the Boards of Directors,


                         Emilie D. Wrapp

                         Secretary


September 21, 2010

New York, New York

40

                                  APPENDIX A

                           OUTSTANDING VOTING SHARES


   A list of the outstanding voting shares for each of the Funds as of the record date is presented below. Each share is entitled to cast one vote at the Meeting.


Maryland Corporations


                                                                              NUMBER OF
FUND NAME                                                             CLASS   OUTSTANDING SHARES
------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.                                  A        29,303,776
                                                                         B        6,418,776
                                                                         C        5,781,519
                                                                      Advisor     2,412,588
                                                                         R         441,592
                                                                         K         207,950
                                                                         I         142,989

AllianceBernstein Blended Style Series, Inc.--U.S. Large Cap Growth      A        2,169,305
                                                                         B        1,228,627
                                                                         C        1,090,016
                                                                      Advisor      319,630
                                                                         R          9,669
                                                                         K         191,955
                                                                         I         187,847

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2000     A         649,747
Retirement Strategy                                                      B          17,273
                                                                         C          84,134
                                                                      Advisor       73,997
                                                                         R         266,133
                                                                         K        1,858,106
                                                                         I         156,495

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2005     A        2,349,861
Retirement Strategy                                                      B          44,083
                                                                         C          37,519
                                                                      Advisor       74,057
                                                                         R         334,442
                                                                         K        1,161,988
                                                                         I          42,956

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2010     A        6,094,299
Retirement Strategy                                                      B          75,486
                                                                         C         222,581
                                                                      Advisor     1,468,842
                                                                         R        1,683,558
                                                                         K        7,170,580
                                                                         I         764,271

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2015     A        10,034,120
Retirement Strategy                                                      B         238,853
                                                                         C         368,167
                                                                      Advisor     1,504,252
                                                                         R        4,234,017
                                                                         K        12,112,967
                                                                         I        3,496,516


                                                                          A-1

                                                                              NUMBER OF
FUND NAME                                                             CLASS   OUTSTANDING SHARES
------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2020     A        12,434,969
Retirement Strategies                                                    B         240,304
                                                                         C         597,897
                                                                      Advisor     1,611,347
                                                                         R        5,316,153
                                                                         K        19,863,467
                                                                         I        2,474,166

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2025     A        12,438,654
Retirement Strategies                                                    B         142,574
                                                                         C         393,059
                                                                      Advisor     1,350,599
                                                                         R        5,035,582
                                                                         K        13,863,266
                                                                         I        2,024,197

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2030     A        10,329,094
Retirement Strategies                                                    B         135,295
                                                                         C         517,457
                                                                      Advisor     1,197,199
                                                                         R        4,399,046
                                                                         K        13,380,526
                                                                         I        1,645,151

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2035     A        7,366,518
Retirement Strategies                                                    B          98,269
                                                                         C         320,105
                                                                      Advisor      926,334
                                                                         R        2,968,061
                                                                         K        8,628,893
                                                                         I        1,150,327

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2040     A        6,162,753
Retirement Strategies                                                    B          97,412
                                                                         C         321,881
                                                                      Advisor      906,377
                                                                         R        2,773,098
                                                                         K        7,010,348
                                                                         I        1,093,602

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2045     A        4,597,848
Retirement Strategies                                                    B          35,654
                                                                         C         185,540
                                                                      Advisor      772,560
                                                                         R        2,038,354
                                                                         K        4,061,963
                                                                         I         573,169

AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2050     A         625,076
Retirement Strategies                                                    B          4,407
                                                                         C          27,761
                                                                      Advisor      312,323
                                                                         R         346,476
                                                                         K        1,071,170
                                                                         I         103,310

A-2

                                                                              NUMBER OF
FUND NAME                                                             CLASS   OUTSTANDING SHARES
------------------------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.--AllianceBernstein 2055     A         124,375
Retirement Strategies                                                    B          2,792
                                                                         C          6,542
                                                                      Advisor       77,206
                                                                         R          74,668
                                                                         K         280,054
                                                                         I          9,347

AllianceBernstein Bond Fund, Inc.--AllianceBernstein Intermediate        A        38,404,221
Bond Portfolio                                                           B        1,567,973
                                                                         C        6,089,555
                                                                      Advisor     7,895,928
                                                                         R          57,661
                                                                         K         395,724
                                                                         I         103,319

AllianceBernstein Bond Fund, Inc.--AllianceBernstein Bond Inflation      A         161,720
Strategy                                                                 C         202,464
                                                                      Advisor       89,351
                                                                         R          1,000
                                                                         K          74,408
                                                                         I          1,000
                                                                      Class 2      993,000

AllianceBernstein Bond Fund, Inc.--AllianceBernstein Multi-Asset         A          37,033
Inflation Strategy                                                       C          18,570
                                                                      Advisor       40,074
                                                                         R          1,000
                                                                         K          1,000
                                                                         I          1,000
                                                                      Class 2      993,000

AllianceBernstein Bond Fund, Inc.--AllianceBernstein Municipal Bond      A        2,322,844
Inflation Strategy                                                       C        1,043,271
                                                                      Advisor      551,068
                                                                      Class 2      996,000

AllianceBernstein Cap Fund, Inc.--AllianceBernstein Small-Cap            A        5,918,673
Growth Portfolio                                                         B         450,084
                                                                         C         653,803
                                                                      Advisor      678,813
                                                                         R         277,169
                                                                         K         245,735
                                                                         I        7,128,420

AllianceBernstein Cap Fund, Inc.--AllianceBernstein U.S. Strategic       A          66,281
Research Portfolio                                                       C          10,393
                                                                      Advisor       96,570
                                                                         R          1,000
                                                                         K          1,000
                                                                         I          1,000


                                                                          A-3

                                                                                NUMBER OF
FUND NAME                                                               CLASS   OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.--AllianceBernstein Market Neutral         A          1,495
Strategy--U.S.                                                             C          2,209
                                                                        Advisor       1,000
                                                                           R          1,001
                                                                           K          1,001
                                                                           I         195,001

AllianceBernstein Cap Fund, Inc.--AllianceBernstein Market Neutral         A          6,005
Strategy--Global                                                           C          1,000
                                                                        Advisor       1,000
                                                                           R          1,001
                                                                           K          1,001
                                                                           I         195,001

AllianceBernstein Core Opportunities Fund, Inc.                            A        6,361,276
                                                                           B        1,758,601
                                                                           C        1,842,347
                                                                           R         17,723
                                                                           K         36,088
                                                                           I           658

AllianceBernstein Diversified Yield Fund, Inc.                             A        5,156,830
                                                                           B         479,052
                                                                           C        1,584,206
                                                                        Advisor     1,414,197
                                                                           R         57,091
                                                                           K          3,360
                                                                           I          1,130

AllianceBernstein Equity Income Fund, Inc.                                 A        5,419,328
                                                                           B         791,182
                                                                           C        1,427,891
                                                                        Advisor      361,879
                                                                           R         130,754
                                                                           K         182,614
                                                                           I         34,118

AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio    N/A     2,738,316,491

AllianceBernstein Global Bond Fund, Inc.                                   A       205,214,920
                                                                           B        9,732,773
                                                                           C       79,532,948
                                                                        Advisor    51,531,298
                                                                           R        1,340,857
                                                                           K         146,669
                                                                           I        1,163,730

AllianceBernstein Global Growth Fund, Inc.                                 A         358,729
                                                                           B         89,755
                                                                           C         150,031
                                                                        Advisor     4,064,350
                                                                           R          2,880
                                                                           K         41,548
                                                                           I           688


A-4

                                                                       NUMBER OF
FUND NAME                                                      CLASS   OUTSTANDING SHARES
-----------------------------------------------------------------------------------------
AllianceBernstein Global Real Estate Investment Fund, Inc.        A        6,860,758
                                                                  B         637,199
                                                                  C        1,843,085
                                                               Advisor      620,208
                                                                  R         521,196
                                                                  K         685,760
                                                                  I         231,990

AllianceBernstein Global Thematic Growth Fund, Inc.               A       12,995,424
                                                                  B        1,270,263
                                                                  C        2,153,764
                                                               Advisor      982,955
                                                                  R         92,141
                                                                  K         73,266
                                                                  I         77,961

AllianceBernstein Greater China '97 Fund, Inc.                    A        2,492,417
                                                                  B         766,384
                                                                  C        1,037,639
                                                               Advisor      301,431

AllianceBernstein Growth and Income Fund, Inc.                    A       380,651,389
                                                                  B       32,243,030
                                                                  C       61,745,198
                                                               Advisor    26,285,331
                                                                  R         900,515
                                                                  K        1,337,339
                                                                  I         468,081

AllianceBernstein High Income Fund, Inc.                          A       129,279,779
                                                                  B        4,545,190
                                                                  C       50,511,986
                                                               Advisor    34,043,978
                                                                  R        1,269,267
                                                                  K         175,704
                                                                  I        1,573,674

AllianceBernstein International Growth Fund, Inc.                 A       72,130,334
                                                                  B        3,662,246
                                                                  C       15,595,671
                                                               Advisor    23,257,794
                                                                  R        3,421,852
                                                                  K         988,116
                                                                  I        2,467,251

AllianceBernstein Large Cap Growth Fund, Inc.                     A       48,817,294
                                                                  B        5,302,969
                                                                  C       10,655,291
                                                               Advisor    13,899,878
                                                                  R         211,233
                                                                  K        1,887,333
                                                                  I        1,511,621

AllianceBernstein Municipal Income Fund--California Portfolio     A       55,588,171
                                                                  B         523,952
                                                                  C       10,898,488
                                                               Advisor     1,114,136


                                                                          A-5

                                                                                NUMBER OF
FUND NAME                                                               CLASS   OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------
AllianceBernstein Municipal Income Fund--AllianceBernstein High Income     A        18,231,753
Municipal Portfolio                                                        C        5,411,345
                                                                        Advisor     8,128,876

AllianceBernstein Municipal Income Fund--National Portfolio                A        70,176,742
                                                                           B        1,366,281
                                                                           C        14,891,611
                                                                        Advisor     6,760,477

AllianceBernstein Municipal Income Fund--New York Portfolio                A        51,512,814
                                                                           B        2,632,782
                                                                           C        8,607,689
                                                                        Advisor     1,197,217

AllianceBernstein Small/Mid Cap Growth Fund, Inc.                          A        74,186,964
                                                                           B        2,534,917
                                                                           C        2,821,117
                                                                        Advisor     6,935,852
                                                                           R         514,202
                                                                           K         714,072
                                                                           I        1,114,196

AllianceBernstein Trust--AllianceBernstein Value Fund                      A        9,398,265
                                                                           B        1,377,748
                                                                           C        2,865,647
                                                                        Advisor     38,124,048
                                                                           R         406,254
                                                                           K         630,761
                                                                           I        2,388,661

AllianceBernstein Trust--AllianceBernstein Small/Mid Cap Value Fund        A        33,845,610
                                                                           B        3,328,444
                                                                           C        9,187,706
                                                                        Advisor     14,912,348
                                                                           R        5,274,389
                                                                           K        2,383,271
                                                                           I        11,283,318

AllianceBernstein Trust--AllianceBernstein International Value Fund        A        89,561,638
                                                                           B        4,836,556
                                                                           C        20,337,785
                                                                        Advisor     77,359,186
                                                                           R        6,207,687
                                                                           K        11,285,679
                                                                           I        30,040,881

AllianceBernstein Trust--AllianceBernstein Global Value Fund               A        3,574,124
                                                                           B         450,838
                                                                           C         759,818
                                                                        Advisor     7,236,818
                                                                           R         234,072
                                                                           K         171,370
                                                                           I        2,541,067


A-6

Massachusetts Business Trusts

                                                                             NUMBER OF
FUND NAME                                                            CLASS   OUTSTANDING SHARES
-----------------------------------------------------------------------------------------------
AllianceBernstein Corporate Shares--AllianceBernstein Corporate
Income Shares                                                          N/A       3,059,788

AllianceBernstein Corporate Shares--AllianceBernstein Municipal
Income Shares                                                          N/A       1,000,000

AllianceBernstein Corporate Shares--AllianceBernstein Taxable Multi-
Sector Income Shares                                                   N/A         None

AllianceBernstein Exchange Reserves                                     A       229,479,950
                                                                        B       37,258,044
                                                                        C       28,125,925
                                                                     Advisor    148,257,362
                                                                        R        7,640,783
                                                                        K       40,912,032
                                                                        I        2,658,547

AllianceBernstein Municipal Income Fund II--Arizona Portfolio           A       14,219,783
                                                                        B         414,365
                                                                        C        3,366,758

AllianceBernstein Municipal Income Fund II--Massachusetts Portfolio     A       16,705,338
                                                                        B         446,931
                                                                        C        5,773,834

AllianceBernstein Municipal Income Fund II--Michigan Portfolio          A        6,831,581
                                                                        B         309,337
                                                                        C        3,279,762

AllianceBernstein Municipal Income Fund II--Minnesota Portfolio         A       10,376,289
                                                                        B         68,790
                                                                        C        2,110,730

AllianceBernstein Municipal Income Fund II--New Jersey Portfolio        A       13,161,568
                                                                        B         503,865
                                                                        C        3,886,570

AllianceBernstein Municipal Income Fund II--Ohio Portfolio              A       11,859,536
                                                                        B         506,450
                                                                        C        4,331,132

AllianceBernstein Municipal Income Fund II--Pennsylvania Portfolio      A
                                                                        B        9,929,261
                                                                        C         453,809
                                                                     Advisor     2,712,612

AllianceBernstein Municipal Income Fund II--Virginia Portfolio          A       18,443,973
                                                                        B         442,440
                                                                        C        5,394,656

The AllianceBernstein Portfolios--AllianceBernstein Growth Fund         A       15,371,602
                                                                        B        1,893,501
                                                                        C        2,924,664
                                                                     Advisor      288,278
                                                                        R         36,253
                                                                        K         44,006
                                                                        I           305

                                                                          A-7

                                                                             NUMBER OF
FUND NAME                                                            CLASS   OUTSTANDING SHARES
-----------------------------------------------------------------------------------------------
The AllianceBernstein Portfolios--AllianceBernstein Conservative        A        32,214,062
Wealth Strategy                                                         B        11,297,547
                                                                        C        16,118,949
                                                                     Advisor     2,214,010
                                                                        R        1,382,014
                                                                        K         524,822
                                                                        I         294,200

The AllianceBernstein Portfolios--AllianceBernstein Tax-Managed         A        6,185,467
Conservative Wealth Strategy                                            B        1,087,416
                                                                        C        2,482,340
                                                                     Advisor      457,735

The AllianceBernstein Portfolios--AllianceBernstein Balanced Wealth     A        95,906,810
Strategy                                                                B        33,501,876
                                                                        C        40,458,041
                                                                     Advisor     7,934,613
                                                                        R        2,369,525
                                                                        K        2,349,538
                                                                        I        1,986,977

The AllianceBernstein Portfolios--AllianceBernstein Tax-Managed         A        12,393,676
Balanced Wealth Strategy                                                B        2,190,101
                                                                        C        4,538,714
                                                                     Advisor     1,147,621

The AllianceBernstein Portfolios--AllianceBernstein Wealth              A        51,675,579
Appreciation Strategy                                                   B        15,291,969
                                                                        C        20,061,211
                                                                     Advisor     59,578,290
                                                                        R        1,795,229
                                                                        K        2,022,822
                                                                        I        1,150,202

AllianceBernstein Tax-Managed Wealth Appreciation Strategy              A        5,076,624
                                                                        B         919,999
                                                                        C        2,767,790
                                                                     Advisor     43,838,775

A-8

                                  APPENDIX B

                  ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Funds


   It is the policy of the Boards of Directors of the Funds that each Independent Director will invest a minimum of $250,000 in shares of investment companies in the AllianceBernstein Fund Complex within 12 months of becoming an Independent Director.

   The dollar range of the Funds' securities owned by each Director and nominee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.



                                                  AGGREGATE DOLLAR RANGE
                                                  OF EQUITY SECURITIES IN
                                                     THE FUNDS IN THE
                         DOLLAR RANGE OF EQUITY   ALLIANCEBERNSTEIN FUND
                          SECURITIES IN A FUND        COMPLEX AS OF
                         AS OF SEPTEMBER 2, 2010    SEPTEMBER 2, 2010
     ------------------ ------------------------- -----------------------

     John H. Dobkin     ABS           None            Over $100,000
                        ABSS          None
                        ABF           None
                        ACF     $10,001-$50,000
                        ACOF          None
                        ACS           None
                        ADYF          None
                        AEIF          None
                        AEXR          None
                        AFIS          None
                        AGBF    $10,001-$50,000
                        AGGF          None
                        AGREIF        None
                        AGTGF   $50,001-$100,000
                        AGIF    $50,001-$100,000
                        AHIF          None
                        AIGF    $50,001-$100,000
                        ALCGF    Over $100,000
                        AMIF          None
                        AMIF II       None
                        ASMCGF  $10,001-$50,000
                        ABT     $50,001-$100,000
                        TAP      Over $100,000

     Michael J. Downey  ABS           None            Over $100,000
                        ABSS    $10,001-$50,000
                        ABF           None
                        ACF           None


                                                                          B-1

                                                    AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN
                                                       THE FUNDS IN THE
                           DOLLAR RANGE OF EQUITY   ALLIANCEBERNSTEIN FUND
                            SECURITIES IN A FUND        COMPLEX AS OF
                           AS OF SEPTEMBER 2, 2010    SEPTEMBER 2, 2010
   ---------------------- ------------------------- -----------------------

                          ACOF    $10,001-$50,000
                          ACS           None
                          ADYF          None
                          AEIF          None
                          AEXR          None
                          AFIS          None
                          AGBF          None
                          AGGF          None
                          AGREIF        None
                          AGTGF   $50,001-$100,000
                          AGIF          None
                          AHIF    $10,001-$50,000
                          AIGF          None
                          ALCGF         None
                          AMIF          None
                          AMIF II       None
                          ASMCGF  $10,001-$50,000
                          ABT     $10,001-$50,000
                          TAP           None

   William H. Foulk, Jr.  ABS           None            Over $100,000
                          ABSS          None
                          ABF           None
                          ACF     $10,001-$50,000
                          ACOF          None
                          ACS           None
                          ADYF          None
                          AEIF          None
                          AEXR    $10,001-$50,000
                          AFIS          None
                          AGBF          None
                          AGGF          None
                          AGREIF        None
                          AGTGF   $10,001-$50,000
                          AGCF          None
                          AGIF          None
                          AHIF          None
                          AIGF    $10,001-$50,000
                          ALCGF   $10,001-$50,000
                          AMIF          None
                          AMIF II       None


B-2

                                                  AGGREGATE DOLLAR RANGE
                                                  OF EQUITY SECURITIES IN
                                                     THE FUNDS IN THE
                         DOLLAR RANGE OF EQUITY   ALLIANCEBERNSTEIN FUND
                          SECURITIES IN A FUND        COMPLEX AS OF
                         AS OF SEPTEMBER 2, 2010    SEPTEMBER 2, 2010
      ----------------- ------------------------- -----------------------

                        ASMCGF  $10,001-$50,000
                        ABT     $10,001-$50,000
                        TAP     $10,001-$50,000

      D. James Guzy     ABS           None            Over $100,000
                        ABSS          None
                        ABF           None
                        ACF           None
                        ACOF          None
                        ACS           None
                        ADYF          None
                        AEIF          None
                        AEXR          None
                        AFIS          None
                        AGBF          None
                        AGREIF        None
                        AGTGF   $50,001-$100,000
                        AGGF          None
                        AGIF          None
                        AHIF          None
                        AIGF          None
                        ALCGF         None
                        AMIF          None
                        AMIF II       None
                        ASMCGF        None
                        ABT           None
                        TAP      Over $100,000

      Nancy P. Jacklin  ABS           None            Over $100,000
                        ABSS    $50,001-$100,000
                        ABF           None
                        ACF           None
                        ACOF          None
                        ACS           None
                        ADYF          None
                        AEIF    $10,001-$50,000
                        AEXR    $10,001-$50,000
                        AFIS          None
                        AGBF          None
                        AGGF          None
                        AGREIF        None


                                                                          B-3

                                                     AGGREGATE DOLLAR RANGE
                                                     OF EQUITY SECURITIES IN
                                                        THE FUNDS IN THE
                            DOLLAR RANGE OF EQUITY   ALLIANCEBERNSTEIN FUND
                             SECURITIES IN A FUND        COMPLEX AS OF
                            AS OF SEPTEMBER 2, 2010    SEPTEMBER 2, 2010
  ------------------------ ------------------------- -----------------------

                           AGTGF         None
                           AGIF          None
                           AHIF          None
                           AIGF          None
                           ALCGF   $10,001-$50,000
                           AMIF    $10,001-$50,000
                           AMIF II       None
                           ASMCGF        None
                           ABT           None
                           TAP     $50,001-$100,000

  Robert M. Keith          TAP      Over $100,000        Over $100,000

  Garry L. Moody           ABS           None            Over $100,000
                           ABSS          None
                           ABF           None
                           ACF           None
                           ACOF          None
                           ADYF          None
                           AEIF    $10,001-$50,000
                           AEXR     Over $100,000
                           AGBF          None
                           AGCF    $10,001-$50,000
                           AGGF          None
                           AGREIF        None
                           AGTGF   $10,001-$50,000
                           AGIF          None
                           AHIF          None
                           AIGF          None
                           ALCGF   $10,001-$50,000
                           AMIF          None
                           AMIF II       None
                           ASMCGF  $10,001-$50,000
                           ABT           None
                           TAP     $10,001-$50,000

  Marshall C. Turner, Jr.  ABS           None            Over $100,000
                           ABSS          None
                           ABF           None
                           ACF           None
                           ACOF          None
                           ACS           None


B-4

                                                 AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN
                                                    THE FUNDS IN THE
                        DOLLAR RANGE OF EQUITY   ALLIANCEBERNSTEIN FUND
                         SECURITIES IN A FUND        COMPLEX AS OF
                        AS OF SEPTEMBER 2, 2010    SEPTEMBER 2, 2010
       --------------- ------------------------- -----------------------

                       ADYF    $50,001-$100,000
                       AEIF    $10,001-$50,000
                       AEXR          None
                       AFIS          None
                       AGBF          None
                       AGGF          None
                       AGREIF        None
                       AGTGF    Over $100,000
                       AGIF          None
                       AHIF          None
                       AIGF          None
                       ALCGF         None
                       AMIF    $10,001-$50,000
                       AMIF II       None
                       ASMCGF  $50,001-$100,000
                       ABT      Over $100,000
                       TAP     $50,001-$100,000

       Earl D. Weiner  ABS           None            Over $100,000
                       ABSS     Over $100,000
                       ABF           None
                       ACF           None
                       ACOF          None
                       ACS           None
                       ADYF          None
                       AEIF          None
                       AEXR          None
                       AFIS          None
                       AGBF          None
                       AGGF          None
                       AGREIF        None
                       AGTGF         None
                       AGIF          None
                       AHIF          None
                       AIGF    $10,001-$50,000
                       ALCGF      $1-$10,000
                       AMIF          None
                       AMIF II       None
                       ASMCGF     $1-$10,000
                       ABT     $10,001-$50,000
                       TAP           None


                                                                          B-5

Compensation From the Funds


   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by a Fund to the Directors during the Fund's respective fiscal year ended in either 2009 or 2010, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or pays compensation to officers of the Fund.



                                                                         NUMBER OF
                                                       NUMBER OF        INVESTMENT
                                                      INVESTMENT        PORTFOLIOS
                                                   COMPANIES IN THE     WITHIN THE
                                                   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                   COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                  COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                     FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                   FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                   ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                  YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
NAME OF DIRECTOR  2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
----------------  -------------- ----------------- ----------------- -----------------

John H. Dobkin    $    5,538 ABS     $242,200             32                93
                  $   5,520 ABSS
                  $    5,594 ABF
                  $    5,460 ACF
                  $   5,538 ACOF
                  $    4,922 ACS
                  $   5,508 ADYF
                  $   5,538 AEIF
                  $   5,596 AEXR
                  $   5,585 AFIS
                  $   5,482 AGBF
                  $   5,460 AGGF
                  $ 5,538 AGREIF
                  $  5,460 AGTGF
                  $   5,508 AGIF
                  $   5,594 AHIF
                  $   5,460 AIGF
                  $  5,460 ALCGF
                  $   5,962 AMIF
                  $4,934 AMIF II
                  $ 5,460 ASMCGF
                  $    5,538 ABT
                  $    5,460 TAP


B-6

                                                                              NUMBER OF
                                                            NUMBER OF        INVESTMENT
                                                           INVESTMENT        PORTFOLIOS
                                                        COMPANIES IN THE     WITHIN THE
                                                        ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                        COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                       COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                          FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                        FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                        ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                       YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
  NAME OF DIRECTOR     2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
---------------------- -------------- ----------------- ----------------- -----------------

Michael J. Downey      $    5,538 ABS     $241,000             32                93
                       $   5,520 ABSS
                       $    5,594 ABF
                       $    5,460 ACF
                       $   5,538 ACOF
                       $    4,922 ACS
                       $   5,508 ADYF
                       $   5,538 AEIF
                       $   5,596 AEXR
                       $   5,585 AFIS
                       $   5,482 AGBF
                       $   5,460 AGGF
                       $ 5,538 AGREIF

                       $  5,460 AGTGF
                       $   5,508 AGIF
                       $   5,594 AHIF
                       $   5,460 AIGF
                       $  5,460 ALCGF
                       $   5,962 AMIF
                       $4,934 AMIF II
                       $ 5,460 ASMCGF
                       $    5,538 ABT
                       $    5,460 TAP
William H. Foulk, Jr.  $   10,439 ABS     $484,400             34                95
                       $  10,395 ABSS
                       $   10,467 ABF
                       $   10,282 ACF
                       $  10,439 ACOF
                       $   12,350 ACS
                       $  10,381 ADYF
                       $  10,439 AEIF
                       $  10,492 AEXR
                       $  10,513 AFIS
                       $  10,358 AGBF
                       $  10,282 AGGF


                                                                          B-7

                                                                         NUMBER OF
                                                       NUMBER OF        INVESTMENT
                                                      INVESTMENT        PORTFOLIOS
                                                   COMPANIES IN THE     WITHIN THE
                                                   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                   COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                  COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                     FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                   FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                   ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                  YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
NAME OF DIRECTOR  2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
----------------  -------------- ----------------- ----------------- -----------------

                  $10,439 AGREIF
                  $ 10,282 AGTGF
                  $  10,282 AGCF
                  $  10,381 AGIF
                  $  10,467 AHIF
                  $  10,282 AIGF
                  $ 10,282 ALCGF
                  $  10,841 AMIF
                  $9,408 AMIF II
                  $10,282 ASMCGF
                  $   10,439 ABT
                  $   10,282 TAP
 D. James Guzy    $    5,538 ABS     $241,000             32                93
                  $   5,520 ABSS
                  $    5,594 ABF
                  $    5,460 ACF
                  $   5,538 ACOF
                  $    4,992 ACS
                  $   5,508 ADYF
                  $   5,538 AEIF
                  $   5,596 AEXR
                  $   5,585 AFIS
                  $   5,482 AGBF
                  $   5,460 AGGF
                  $ 5,538 AGREIF
                  $  5,460 AGTGF
                  $   5,508 AGIF
                  $   5,594 AHIF
                  $   5,460 AIGF
                  $  5,460 ALCGF
                  $   5,962 AMIF
                  $4,934 AMIF II
                  $ 5,460 ASMCGF
                  $    5,538 ABT
                  $    5,460 TAP


B-8

                                                                         NUMBER OF
                                                       NUMBER OF        INVESTMENT
                                                      INVESTMENT        PORTFOLIOS
                                                   COMPANIES IN THE     WITHIN THE
                                                   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                   COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                  COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                     FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                   FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                   ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                  YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
NAME OF DIRECTOR  2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
----------------- -------------- ----------------- ----------------- -----------------

Nancy P. Jacklin  $    5,538 ABS     $242,200             32                93
                  $   5,520 ABSS
                  $    5,594 ABF
                  $    5,460 ACF
                  $   5,538 ACOF
                  $    4,922 ACS
                  $   5,508 ADYF
                  $   5,538 AEIF
                  $   5,596 AEXR
                  $   5,585 AFIS
                  $   5,482 AGBF
                  $   5,460 AGGF
                  $ 5,538 AGREIF
                  $  5,460 AGTGF
                  $   5,508 AGIF
                  $   5,594 AHIF
                  $   5,460 AIGF
                  $  5,460 ALCGF
                  $   5,962 AMIF
                  $4,934 AMIF II
                  $ 5,460 ASMCGF
                  $    5,538 ABT
                  $    5,460 TAP
Garry L. Moody    $    6,341 ABS     $270,200             31                91
                  $   6,309 ABSS
                  $    6,391 ABF
                  $    6,247 ACF
                  $   6,341 ACOF
                  $   6,305 ADYF
                  $   6,341 AEIF
                  $   6,391 AEXR
                  $   6,276 AGBF
                  $   6,247 AGCF
                  $   6,247 AGGF
                  $ 6,341 AGREIF
                  $  6,247 AGTGF


                                                                          B-9

                                                                                NUMBER OF
                                                              NUMBER OF        INVESTMENT
                                                             INVESTMENT        PORTFOLIOS
                                                          COMPANIES IN THE     WITHIN THE
                                                          ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                          COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                         COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                            FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                          FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                          ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                         YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
   NAME OF DIRECTOR      2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
------------------------ -------------- ----------------- ----------------- -----------------

                         $   6,305 AGIF
                         $   6,391 AHIF
                         $   6,247 AIGF
                         $  6,247 ALCGF
                         $   6,832 AMIF
                         $5,664 AMIF II
                         $ 6,247 ASMCGF
                         $    6,341 ABT
                         $    6,247 TAP
Marshall C. Turner, Jr.  $    5,538 ABS     $242,200             32                93
                         $   5,520 ABSS
                         $    5,594 ABF
                         $    5,460 ACF

                         $   5,538 ACOF
                         $    4,922 ACS
                         $   5,508 ADYF
                         $   5,538 AEIF
                         $   5,596 AEXR
                         $   5,585 AFIS
                         $   5,482 AGBF
                         $   5,460 AGGF
                         $ 5,538 AGREIF
                         $  5,460 AGTGF
                         $   5,508 AGIF
                         $   5,594 AHIF
                         $   5,460 AIGF
                         $  5,460 ALCGF
                         $   5,962 AMIF
                         $4,934 AMIF II
                         $ 5,460 ASMCGF
                         $    5,538 ABT
                         $    5,460 TAP
Earl D. Weiner           $    5,960 ABS     $260,200             32                93
                         $   5,937 ABSS
                         $    6,013 ABF


B-10

                                                                         NUMBER OF
                                                       NUMBER OF        INVESTMENT
                                                      INVESTMENT        PORTFOLIOS
                                                   COMPANIES IN THE     WITHIN THE
                                                   ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                   COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                  COMPENSATION       FROM THE        INCLUDING THE     INCLUDING THE
                     FROM A      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                   FUND DURING     FUND COMPLEX,       WHICH THE         WHICH THE
                   ITS FISCAL        INCLUDING       DIRECTOR IS A     DIRECTOR IS A
                  YEAR ENDED IN     THE FUNDS,        DIRECTOR OR       DIRECTOR OR
NAME OF DIRECTOR  2009 OR 2010      DURING 2009         TRUSTEE           TRUSTEE
----------------  -------------- ----------------- ----------------- -----------------

                  $    5,874 ACF
                  $   5,960 ACOF
                  $    5,329 ACS
                  $   5,927 ADYF
                  $   5,960 AEIF
                  $   6,015 AEXR
                  $   6,009 AFIS
                  $   5,901 AGBF
                  $   5,874 AGGF
                  $ 5,960 AGREIF
                  $  5,874 AGTGF
                  $   5,927 AGIF
                  $   6,013 AHIF
                  $   5,874 AIGF
                  $  5,874 ALCGF
                  $   6,418 AMIF
                  $5,316 AMIF II
                  $ 5,874 ASMCGF
                  $    5,960 ABT
                  $    5,874 TAP


                                                                          B-11

                                  APPENDIX C

                             COPY OF MODEL CHARTER

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

                        [____________________________]

   1. [__________], a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

   2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

      FIRST: (1) The name of the incorporator is [____________].

            (2) The incorporator's post office address is [____________].

            (3) The incorporator is over eighteen years of age.

            (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

      SECOND: The name of the corporation (hereinafter called the "Corporation") is [____________].

      THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

      (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

      FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust, Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust, Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

      FIFTH: (1) The Corporation is authorized to issue [______]([______]) shares, all of which shall be Common Stock, $[______] par value per share (the "Common Stock"), and having an aggregate par value of [______] dollars ($[______]), classified and designated as follows:

                           CLASS [__]   CLASS [__]   CLASS [__]   CLASS [__]
      NAME OF SERIES      COMMON STOCK COMMON STOCK COMMON STOCK COMMON STOCK
  ----------------------- ------------ ------------ ------------ ------------
  [                    ]    [      ]     [      ]     [      ]     [      ]

   [Portfolio] and any other portfolio hereafter established are each referred to herein as a "Series." The Class [__________] Common Stock of a Series, the Class [__________] Common Stock of a Series, the Class [__________] Common Stock of a Series, the Class [__________] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has

C-1

authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1).

             (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock. Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation; (b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause (c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

             (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

             (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

             (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

                                                                          C-2

             (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

             (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

             (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

             (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than

C-3

General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

             (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

             (b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

             (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

             (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

             (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.


             (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another


                                                                          C-4

Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

             (12) Pursuant to Article SEVENTH, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.

             (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

             (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

             (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

      SIXTH: The number of directors of the Corporation shall be [________]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                              [________________].

      SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

             (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

              (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

              (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

C-5

              (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

              (d) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

             (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

             (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

             (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

      EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

             (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan

                                                                          C-6

or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
(a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

             (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

             (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

             (1) The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

             (2) The current address of the principal office of the Corporation within the State of Maryland is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

             (3) The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

             (4) The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the Charter.

             (5) The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.

   The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ________ day of ________, 20__.

ATTEST:                             [____________________]

                                    By:  ________________ (SEAL)
----------------------------------
Secretary                                President

[date]

C-7

                                  APPENDIX D

                                STOCK OWNERSHIP


   The following person(s) owned of record or were known by a Fund to beneficially own 5% or more of the Fund's shares (or class of shares if applicable) as of August 1, 2010.



                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            ALLIANCEBERNSTEIN BALANCED SHARES

            CLASS A
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,533,358  5.06%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr., East 2nd Flr
            Jacksonville, FL 32246-6484            1,529,386  5.05%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,579,316  5.22%

            CLASS B
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  418,414  6.27%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               491,291  7.37%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr., East 2nd Flr
            Jacksonville, FL 32246-6484              438,360  6.57%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               706,116 10.59%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  343,933  5.85%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               517,463  8.80%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr., East 2nd Flr
            Jacksonville, FL 32246-6484            1,453,947 24.73%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               369,414  6.28%

            CLASS ADV
            American Association for
            FBO Respiratory Care Emp Ret Pln
            Attn: Sam P Giordano
            9425 North Macarthur Blvd Ste 100
            Irving, TX 75063-4725                    150,397  5.88%

            Medical Consultants PC 401K Plan
            Attn: Gary Wangler
            Personal and Confidential
            2525 W University Ave St 300
            Muncie, IN 47303-3400                    453,572 17.73%

            Orchard Trust CO LLC TTEE
            FBO College of Westchester Business
            School Defined Cont Plan 1
            8515 E Orchard Rd # 2T2
            Greenwood Village, CO 80111-5002         177,577  6.94%

            Orchard Trust CO LLC TTEE
            FBO Fragomen Del Ray Bernsen
            & Loewy LLP
            8515 E Orchard Rd # 2T2
            Greenwood Village, CO 80111-5002         420,835 16.45%

            Providence Ear Nose & Throat
            Assoc Inc 401K Plan
            Steven W Fisher TTEE
            2112 Providence Ave
            Chester, PA 19013-5507                   128,783  5.04%

            CLASS R
            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                  213,978 44.63%


                                                                          D-1

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              Hartford Securities Distribution
              Company
              Attention: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999               28,119   5.87%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484           77,014  16.06%

              MG Trust Company Cust FBO
              Apple Hill Vascular Associates Ltd
              700 17th St Ste 300
              Denver, CO 80202-3531                 49,265  10.28%

              Reliance Trust Co
              FBO Act Nextmed 401K
              P.O. Box 48529
              Atlanta, GA 30362-1529                28,386   5.92%

              CLASS K
              AIG Retirement Services Company
              FBO AIGFSB Cust TTEE FBO
              ABAG/STARS
              2929 Allen Parkway A6-20
              Houston, TX 77019-2155                15,704   5.53%

              AIG Retirement Services Company
              FBO AIGFSB Cust TTEE FBO
              City of Foster City
              2929 Allen Parkway A6-20
              Houston, TX 77019-2155                69,003  24.29%

              AIG Retirement Services Company
              FBO AIGFSB Cust TTEE FBO
              City of Elk Grove
              2929 Allen Parkway A6-20
              Houston, TX 77019-2155                15,168   5.34%

              Nationwide Trust Company FSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029               52,175  18.37%

              Tom Carbonneau FBO
              Bolin Agency 401K PSP & Trust
              2523 Wayzata Blvd Ste 300
              Minneapolis MN 55405-2190             15,073   5.31%

              CLASS I
              Orchard Trust Company LLC TTEE Cust
              Muskegon Surgical Associates PC
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      52,168  36.46%

              Orchard Trust Company LLC TTEE Cust
              Worldwide Dreams Deferred Comp Pl
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111           88,884  62.13%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             ALLIANCEBERNSTEIN BSS--U.S. LARGE CAP

             CLASS A
             Citigroup Global Markets House
             Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York, NY 10001-2402                116,567   5.27%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             191,503   8.66%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, Fl 32246-6484            129,602   5.86%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             122,826   5.55%

             Wells Fargo Investments LLC
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             625 Marquette Ave S 13th Floor
             Minneapolis, MN 55042-2323             165,395   7.48%

             CLASS B
             Citigroup Global Markets House
             Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York, NY 10001-2402                114,637   8.95%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             109,366   8.54%

             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484            136,371  10.65%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             118,515   9.25%

             Wells Fargo Investment LLC
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             625 Marquette Ave S 13th Floor
             Minneapolis, MN 55402-2323              76,811   6.00%


D-2

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             CLASS C
             Citigroup Global Markets House
             Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York, NY 10001-2402                 97,487   8.64%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484            359,426  31.85%

             Wells Fargo Investments LLC
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             625 Marquette Ave S 13th Floor
             Minneapolis, MN 55402-2323              62,403   5.53%

             CLASS ADV
             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484             32,501   7.92%

             Sanford Bernstein & Co. LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712             21,205   5.17%

             Wells Fargo Investments LLC
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             625 Marquette Ave S 13th Floor
             Minneapolis, MN 55402-2323             267,427  65.20%

             CLASS R
             AllianceBernstein L.P.
             Attn: Brent Mather-Seed Acct
             1 N Lexington Ave
             White Plains, NY 10601-1712                699   7.41%

             First Clearing LLC
             Acumen 401 K Pl
             Robert Craig Killam TTEE
             1957 E Del Amo Blvd
             Rancho Dominguez, CA 90220-6115          3,967  42.07%

             Paul Whitmire FBO
             Cimmaron Field Services Inc 401K
             PSP & Trust
             P.O. Box 265
             Tucker, GA 30085-0265                    4,659  49.41%

             CLASS K
             Orchard Trust Company LLC TTEE Cust
             Cogent Partners LP 401K PSP
             8515 E. Orchard Dr 2T2
             Greenwood Village, CO 80111-5002        13,777   6.70%

             Orchard Trust Company LLC TTEE Cust
             FBO Flicker Kerin Kruger & Bissada
             8515 E Orchard Road 2T2
             Greenwood Village, CO 80111-5002        12,138   5.91%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Orchard Trust Co LLC TTEE
             FBO Mahoney Ulbrich Christiansen
             & Russ PA PSP & Trust
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        22,786  11.09%

             Orchard Trust Co LLC TTEE
             FBO Miami Diver Inc
             401(K) PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        34,282  16.68%

             Orchard Trust Company LLC TTEE Cust
             Financial Advisors Retirement Plan
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        72,531  35.29%

             Orchard Trust Company LLC TTEE Cust
             NTE Aviation Ltd 401K PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        22,614  11.00%

             Orchard Trust Company LLC TTEE Cust
             Miller Shpiece & Tischler PC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        14,982   7.29%

             CLASS I
             University At Buffalo Foundation Inc.
             Edward P. Schneider
             Executive Director
             P.O. Box 900
             Buffalo, NY 14226-0900                 187,838  99.99%

             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2000
              RETIREMENT STRATEGY

             CLASS A
             Orchard Trust Co LLC
             FBO Catholic Diocese of Green Bay
             C/O Fascore LLC
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        83,647  12.52%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318                 92,717  13.88%

             Wachovia Bank FBO
             OPTP 22 Money Purchase Pension Plan
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522               185,556  27.77%

             CLASS B
             Edward D Jones & Co
             Attn: Mutual Fund Shareholder Acctg
             201 Progress Pkwy
             Maryland Heights, MO 63043-3009            905   6.56%

             Frontier Trust Company
             C/F Alexis Llanes Roth IRA Rollover
             8542 NW 35th Ct
             Miami, FL 33147-3922                       846   6.13%


                                                                          D-3

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Frontier Trust Company
             Amber Oakley IRA Rollover
             7760 NW 10th St
             Pembroke Pines, FL 33024-5249            1,340   9.17%

             Frontier Trust Company
             C/F Donald C Smith Roth IRA
             189 Muddy Run Rd
             Blairsville, PA 15717-5753                 711   5.16%

             Frontier Trust Company
             C/F Jane Hewitt Roth IRA
             P.O. Box 3285
             Waquoit, MA 02536-3285                   2,112  15.31%

             Frontier Trust Company
             MEH Inc
             Michael L Hencey
             5111 South Canyon Road
             Rapid City, SD 57702-1872                4,266  30.93%

             Frontier Trust Company
             C/F William M Lochhead Roth IRA
             P.O. Box 3285
             Waquoit, MA 02536-3285                   1,675  12.15%

             NFS LLC FEBO
             NFS/FMTC IRA
             FBO Zane Conway
             37704 S Haney Rd
             Kennewick, WA 99337-7192                 1,065   7.72%

             CLASS C
             First Clearing, LLC
             2801 Market St
             Saint Louis, MO 63103-2523               6,222   7.02%

             First Clearing, LLC
             2801 Market St
             Saint Louis, MO 63103-2523               4,978   5.62%

             First Clearing, LLC
             2801 Market St
             Saint Louis, MO 63103-2523               5,624   6.35%

             First Clearing, LLC
             Louis De Michele &
             Dolores De Michele Ten Com
             114 Laredo Ave
             Staten Island, NY 10312-3430             4,975   5.61%

             LPL Financial Services
             9785 Towne Centre Dr
             San Diego, CA 92121-1968                 5,916   6.68%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484             13,193  14.89%

             Wells Fargo Investments LLC
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             625 Marquette Ave S 13th Floor
             Minneapolis, MN 55402-2323              15,976  18.03%


                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            CLASS ADV
            George M. Kuebler &
            Elizabeth A. Kuebler JTWROS
            46 Thomas Street
            Monroe Township, NJ 08831-1229            7,387   9.99%

            MG Trust Company Cust FBO
            Laminators Inc
            700 17th St Ste 300
            Denver, CO 80202-3531                     5,208   7.04%

            New York Life Trust Company
            Evening Post Published Company &
            Affiliated Companies
            51 Madison Ave Room 117A
            New York, NY 10010-1603                  16,781  22.69%

            Wells Fargo Bnk NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         41,954  56.73%

            CLASS I
            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151              7,865   5.42%

            Orchard Trust Company LLC TTEE Cust
            Worldwide Dreams Deferred Comp Pl
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111             116,888  80.56%

            Wilmington Trust Risc TTEE FBO
            First National Bank Alaska Profit
            Sharing & 401(k) Plan
            P.O. Box 52129
            Phoenix, AZ 85072-2129                    8,870   6.11%

            CLASS R
            Charles Schwab & Co.
            For the Exclusive Benefit Of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151             26,602  12.30%

            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                  23,942  11.07%

            Kira M Alatar MD FBO
            Riverside Family Medicine
            401(K) Plan
            805 S Wheatley St
            Ridgeland, MS 39157-5000                 12,441   5.75%


D-4

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              MG Trust Company Cust
              FBO BCR & Associates
              700 17th St Ste 300
              Denver, CO 80202-3531                 15,264   7.06%

              State Street Bank & Trust
              FBO ADP/MSDW Alliance
              Attn: Ralph Campbell
              105 Rosemont Rd
              Westwood, MA 02090-2318               81,716  37.77%

              Wachovia Bank FBO
              Crosstex Energy Services LP 401K
              1525 West WT Harris Blvd
              Charlotte, NC 28262-8522              22,768  10.52%

              CLASS K
              FIIOC as Agent for Certain Emply
              Benefit Plans
              100 Magellan Way KWIC
              Covington, KY 41015-1987             301,598  17.03%

              Mercer Trust Co TTEE FBO
              Solo Cup Co PS
              Plus Plan
              1 Investors Way MSC N-1-G
              Norwood, MA 02062-1599               210,028  11.86%

              Orchard Trust Company TTEE
              Employee Benefits Clients
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     483,769  27.31%

              Orchard Trust Co LLC TTEE
              FBO Green Valley Country Club
              Retirement Plan
              8515 E Orchard Rd 2T2
              Greenwood Willage, CO 80111-5002     137,660   7.77%

              ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2005
               RETIREMENT STRATEGY

              CLASS A
              GPC as Agent for Reliance Trust Co.
              FBO Charles F. Connolly Distrib.
              EES PSP
              P.O. Box 79377
              Atlanta, GA 30357-7377               414,230  17.75%

              Great West Life & Annuity
              GWLA-FFIIAllianceBernstein 2005
              RT
              8515 E. Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     306,760  13.14%

              NFS LLC FEBO
              Bankers Trust Co
              P.O. Box 897
              Des Moines, IA 50306-0897            298,736  12.80%

              Orchard Trust Co LLC
              FBO Catholic Diocese of Green Bay
              C/O Fascore LLC
              8515 E. Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     123,910   5.31%


                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ---------------------------------------------------
              CLASS B
              Frontier Trust Company
              Dr. Steven Lanham DDS
              Patricia A. Neal
              4816 Harvest Ln NE
              Orangeburg, SC 29118-9470            2,202    5.00%

              Frontier Trust Company Cust
              C/F Sarah G. Shinpock IRA Rollover
              5351 Avery Woods Ln
              Knoxville, TN 37921-5244             7,481   17.00%

              LPL Financial Services
              9785 Towne Centre Dr
              San Diego, CA 92121-1968             4,619   10.49%

              NFS LLC FEBO
              NFS/FMTC IRA
              FBO Thaddeus S Kelly
              55 Ainsworth St
              Roslindale, MA 02131-1942            7,658   17.40%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052           4,111    9.34%

              Raymond James & Assoc Inc CSDN
              FBO David W. Sorenson IRA
              401 E 8th St Ste 214-390
              Sioux Falls, SD 57103-7011           5,519   12.54%

              Raymond James & Assoc. Inc. CSDN
              FBO Susan Sorenson IRA
              401 E 8th St Ste 214-390
              Sioux Falls, SD 57103-7011           2,220    5.04%

              Robert E Zimmerman
              Virginia V Greer JTWROS
              1201 8th Ave NE TRLR 92
              Aberdeen, SD 57401-2590              3,653    8.30%

              CLASS C
              Frontier Trust Company
              C/F Dennis L. Hubbard IRA Rollover
              3111 180th St
              Dawson, MN 56232-4155                7,495   10.49%

              Frontier Trust Company
              C/F Rosemary Booth IRA Rollover
              9503 Marsena Ct
              Charlotte, NC 28213-3760             4,161    5.83%

              Frontier Trust Company
              C/F Ruth E. White IRA R/O
              602 E Kentucky
              Indianola, IA 50125-4000             3,981    5.57%

              MG Trust Company Cust FBO
              D&L Group
              700 17th St Ste 300
              Denver, CO 80202-3531                5,079    7.11%


                                                                          D-5

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Michael J. Klinge/ Marlena A
             Humphrey FBO
             Keco Engineered Coatings 401K PSP
             & Trust
             1030 S Kealing Ave
             Indianapolis, IN 46203-1516             31,039  43.45%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484              4,886   6.84%

             CLASS ADV
             Frontier Trust Company
             C/F Bridget A Browne IRA R/O
             151 Hunt Avenue
             Pearl River, NY 10965-1881               7,313   9.92%

             Giaquinta Irrev Living Trust
             DTD 12/27/06
             Gaetana Giaquinta as Grantor
             John Giaquinta TTEE
             4 Redgrave Ave
             Staten Island, NY 10306-3619            37,423  50.74%

             MG Trust Company Cust FBO
             Sunrise Safety Services Inc
             700 17th St Ste 300
             Denver, CO 80202-3531                    4,122   5.59%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              13,725  18.61%

             Wells Fargo Bank NA
             Wellspan RSP
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         6,754   9.16%

             CLASS I
             JP Morgan TTEE
             For the GZA Geoenvironmental Inc
             Restated 401(k) Profit Sharing Plan
             9300 Ward Parkway
             Kansas City, MO 64114-3317              19,476  44.59%

             MLPF&S
             For the Sole Benefit of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             12,249  28.04%

             Orchard Trust Company LLC TTEE
             Cust
             Muskegon Surgical Associates PC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111              5,942  13.60%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              CLASS R
              ING
              Enhanced K-Choice
              Trustee: Reliance Trust Company
              400 Atrium Drive
              Somerset, NJ 08873-4162               18,251   5.30%

              NFS LLC FBO
              State Street Bank Trust Co
              TTEE Various Retirement Plans
              4 Manhattanville Rd
              Purchase, NY 10577-2139              200,027  58.12%

              Wachovia Bank FBO
              Crosstex Energy Services LP 401K
              1525 West Wt Harris Blvd
              Charlotte, NC 28262-8522              31,457   9.14%

              CLASS K
              FIIOC as Agent for Certain Emply
              Benefit Plans
              100 Magellan Way KWIC
              Covington, KY 41015-1987             152,448  12.21%

              Frontier Trust Co FBO
              Gynecological & Obstetrical Assoc O
              P.O. Box 10758
              Fargo, ND 58106-0758                 133,626  10.70%

              Mercer Trust Company TTEE FBO
              Solo Cup Company
              Profit Sharing Plus Plan
              1 Investors Way MSC N-1-G
              Norwood, MA 02062-1599                83,907   6.72%

              MG Trust Company Cust FBO
              Canges, Iwashko, Bethke & Bailey P
              700 17th St Ste 300
              Denver, CO 80202-3531                 75,894   6.08%

              NFS LLC FEBO
              State Street Bank Trust Co
              TTEE Various Retirement Plans
              4 Manhattanville Rd
              Purchase, NY 10577-2139               97,466   7.81%

              Orchard Trust Co LLC TTEE
              FBO Keane and Beane PC 401K
              C/O Fascore LLC
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      79,745   6.39%

              Orchard Trust Co LLC TTEE
              FBO North Suburban Pediatrics
              SC Profit Sharing Plan & Trust
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     157,144  12.59%


D-6

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2010
              RETIREMENT STRATEGY

             CLASS A
             GPC as Agent for Reliance Trust Co
             Sprinkler Fitters Local UN.550 Plan
             P.O. Box 79377
             Atlanta, GA 30357-7377                 385,602   6.22%

             Great West Life & Annuity
             GWLA-FFIIAllianceBernstein 2010 RT
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       389,780   6.29%

             ING
             Framework
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162                410,435   6.62%

             Orchard Trust Co LLC
             FBO Catholic Diocese of Green Bay
             C/O Fascore LLC
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       399,706   6.45%

             Orchard Trust Co TTEE
             Employee Benefits Clients
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       492,112   7.94%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318                631,670  10.19%

             CLASS B
             LPL Financial Services
             9785 Towne Centre Dr
             San Diego, CA 92121-1968                 5,114   6.90%

             NFS LLC FEBO
             NFA/FMTC IRA
             FBO Rosalie Corbin
             102 Balboa Dr
             Springfield, MA 01119-2904               5,951   8.02%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              14,535  19.60%

             CLASS C
             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             82,564  36.89%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              40,162  17.95%


                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            CLASS ADV
            American United Life Cus
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             365,559  25.25%

            American United Life Cust
            FBO AUL American Group
            Retirement Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             157,042  10.85%

            New York Life Trust Company
            Evening Post Published Company &
            Affiliated Companies
            51 Madison Ave Room 117A
            New York, NY 10010-1603                 627,968  43.38%

            Reliance Trust Company FBO
            Retirement Plans Services by Metlif
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        124,957   8.63%

            CLASS I
            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151             67,152   8.23%

            DWS Trust Co TTEE
            Atlantic Automotive Corporation
            401K Plan
            P.O. Box 1757
            Salem, NH 03079-1143                     49,882   6.12%

            MAC & Co
            Mutual Fund Operations
            P.O. Box 3198
            Pittsburgh, PA 15230-3198               324,655  39.80%

            Orchard Trust Company LLC TTEE Cust
            Muskegon Surgical Associates PC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        164,254  20.14%

            CLASS R
            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                 199,045  10.68%

            ING
            Enhanced K-Choice
            Trustee Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                 371,817  19.94%


                                                                          D-7

                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 149,268  8.01%

             Wachovia Bank FBO
             Crosstex Energy Services L P 401K
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-4522                103,836  5.57%

             Wachovia Bank FBO
             New York City Housing Dev Corp
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522                215,168 11.54%

             CLASS K
             FIIOC as Agent for Certain
             Employee Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987              1,368,218 19.04%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 528,955  7.36%

             Orchard Trust Company TTEE
             Employee Benefits Clients
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        463,419  6.45%

             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard rd 2T2
             Greenwood Village, CO 80111-5002      1,634,585 22.75%

             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2015
              RETIREMENT STRATEGY

             CLASS A
             Great West Life & Annuity
             GWLA-FFIIAllianceBernstein 2015 RT
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        594,904  5.90%

             Orchard Trust Co LLC
             FBO Catholic Diocese of Green Bay
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        720,432  7.14%

             Orchard Trust Co TTEE
             Employee Benefits Clients
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        780,944  7.74%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318               1,168,066 11.58%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS B
            Edward D Jones & Co
            Attn: Mutual Fund Shareholder Acctg
            201 Progress Pkwy
            Maryland Heights, MO 63043-3009           16,951  6.92%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                19,862  8.10%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              177,772 48.97%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                     18,801  5.18%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                28,212  7.77%

            CLASS ADV
            American United Life Cust
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              901,680 60.37%

            Wells Fargo Bank NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         137,387  9.20%

            Wells Fargo Bank NA Custodian FBO
            Washington County Public Schools 40
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         112,538  7.54%

            CLASS I
            Brown Brothers Harriman & Co
            525 Washington Blvd
            Jersey City, NJ 07310-1606               616,165 16.37%

            MAC & Co
            Attn: Mutual Fund Ops
            P.O. Box 3198
            Pittsburgh, PA 15230-3198              1,671,717 44.43%

            MAC & Co
            Mutual Fund Operations
            P.O. Box 3198
            Pittsburgh, PA 15230-3198                570,759 15.17%


D-8

                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             CLASS R
             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             P.O. Box 2999
             Hartford, CT 06104-2999                 699,446 16.86%

             ING
             Enhanced K-Choice
             Trustee Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162               1,099,465 26.50%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 365,816  8.82%

             Wachovia Bank FBO
             Crosstex Energy Services L P 401K
             1055010065 NC 1076
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522                357,181  8.61%

             CLASS K
             FIIOC as Agent for Certain Employee
             Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987              1,172,048  9.47%

             Mercer Trust Co TTEE FBO
             Solo Cup Co PS
             Plus Plan
             1 Investors Way MSC N-1-G
             Norwood, MA 02062-1599                  865,401  6.99%

             NGS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139               1,233,919  9.97%

             Reliance Trust Company FBO
             Retirement Plans Services by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002      2,870,651 23.19%

             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2020
              RETIREMENT STRATEGY

             CLASS A
             Great West Life & Annuity
             GWLA-FFIIAllianceBernstein 2020 RT
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        719,530  5.81%

             ING
             Framework
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162               1,160,711  9.37%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Orchard Trust Co TTEE
            Employee Benefits Clients
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         957,628  7.73%

            State Street Bank & Trust
            FBO ADP/MSDW Alliance
            Attn: Ralph Campbell
            105 Rosemont Rd
            Westwood, MA 02090-2318                1,850,014 14.93%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              264,957 45.40%

            CLASS ADV
            American United Life Cust
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              686,575 43.13%

            American United Life Cust
            FBO AUL American Group
            Retirement Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              171,219 10.76%

            New York Life Trust Company
            Evening Post Published Company &
            Affiliated Companies
            51 Madison Ave Room 117A
            New York, NY 10010-1603                  136,197  8.56%

            Wells Fargo Bank NA Custodian FBO
            Washington County Public Schools 40
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         119,776  7.52%

            Wells Fargo Bnk NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         176,168 11.07%

            CLASS I
            Brown Brothers Harriman & Co
            525 Washington Blvd
            Jersey City, NJ 07310-1606               234,366  9.23%

            Charles Schwab & Co.
            For the Exclusive Benefit of
            Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151             148,335  5.84%


                                                                          D-9

                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             MAC & Co
             Mutual Fund Operations
             P.O. Box 3198
             Pittsburgh, PA 15230-3198              529,160 20.83%

             MLPF&S
             For the Sole Benefit of Its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            305,695 12.03%

             New York Life Trust Co
             Voith Paper Fabrics
             Incentive Savings Plan
             51 Madison Ave Room 117A
             New York, NY 10010-1603                385,246 15.17%

             Wilmington Trust RISC TTE FBO
             First National Bank Alaska Profit
             Sharing & 401(k) Plan
             P.O. Box 52129
             Phoenix, AZ 85072-2129                 151,670  5.97%

             Orchard Trust Company LLC TTEE Cust
             J. D'Addario & Company
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       141,523  5.57%

             Orchard Trust Company LLC TTEE Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484               250,146  9.85%

             CLASS R
             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             P.O. Box 2999
             Hartford, CT 06104-2999                697,026 13.30%

             ING
             Enhanced K-Choice
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162              1,169,854 22.32%

             MLPF&S For The Sole Benefit Of Its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, Fl 32246-6484            280,731  5.36%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                494,669  9.44%

             Wachovia Bank FBO
             Crosstex Energy Services LP 401K
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522               464,946  8.87%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS K
            FIIOC as Agent for Certain
            Employee Benefit Plans
            100 Magellan Way KWIC
            Covington, KY 41015-1987               2,444,135 12.29%

            Mercer Trust Co TTEE FBO
            Solo Cup Co PS
            Plus Plan
            1 Investors Way MSC N-3-G
            Norwood, MA 02062-1599                 1,075,323  5.41%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                2,312,874 11.63%

            Reliance Trust Company FBO
            Retirement Plans Serviced by Metlif
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002       4,501,692 22.64%

            ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2025
             RETIREMENT STRATEGY

            CLASS A
            Great West Life & Annuity
            GWLA-FFIIAllianceBernstein 2025 RT
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002       1,380,097 11.06%

            ING
            Framework
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                  913,565  7.32%

            Orchard Trust Co TTEE
            Employee Benefits Clients
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002       1,095,411  8.78%

            State Street Bank & Trust
            FBO ADP/MSDW Alliance
            Attn: Ralph Campbell
            105 Rosemont Rd
            Westwood, MA 02090-2318                1,431,706 11.48%

            CLASS B
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                10,418  7.69%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              182,989 48.02%


D-10

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            CLASS ADV
            American United Life Cust
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             574,326  43.33%

            American United Life Cust
            FBO AUL American Group
            Retirement Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             153,065  11.55%

            Orchard Trust Co TTEE
            Employee Benefits Clients
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         75,884   5.72%

            Wells Fargo Bank NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        248,332  18.73%

            CLASS I
            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151            159,148   7.62%

            MAC & Co
            Mutual Fund Operations
            P.O. Box 3198
            Pittsburgh, PA 15230-3198               533,968  25.58%

            MLPF&S
            For the Sole Benefit of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484             121,520   5.82%

            New York Life Trust Co
            Voith Paper Fabrics
            Incentive Savings Plan
            51 Madison Ave Room 117A
            New York, NY 10010-1603                 306,174  14.67%

            Orchard Trust Company LLC TTEE Cust
            George Little Mgmt LLC 401K PSP
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        109,399   5.24%

            Orchard Trust Company LLC TTEE Cust
            J. D'Addario & Company
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        138,467   6.63%


                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             Wilmington Trust RISC TTE FBO
             First National Bank Alaska Profit
             Sharing & 401(k) Plan
             P.O. Box 52129
             Phoenix, AZ 85072-2129                  115,582  5.54%

             CLASS R
             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             P.O. Box 2999
             Hartford, CT 06104-2999                 695,389 13.97%

             ING
             Enhanced K-Choice
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162               1,290,023 25.93%

             MLPF&S For The Sole Benefit Of Its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, Fl 32246-6484             388,362  7.80%

             NFS LL FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 415,177  8.34%

             Wachovia Bank FBO
             Crosstex Energy Services LP 401K
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522                364,227  7.32%

             CLASS K
             FIIOC as Agent for Certain
             Employee
             Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987              1,178,057  8.65%

             Mercer Trust Co TTEE FBO
             Solo Cup Co PS
             Plus Plan
             1 Investors Way MSC N-3-G
             Norwood, MA 02062-1599                1,131,500  8.31%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139               1,754,790 12.89%

             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002      2,823,492 20.74%


                                                                          D-11

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2030
             RETIREMENT STRATEGY

            CLASS A
            Great West Life & Annuity
            GWLA-FFIIAllianceBernstein 2030 RT
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         603,459  5.86%

            ING
            Framework
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                  588,739  5.72%

            Orchard Trust Co TTEE
            Employee Benefits Clients
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002       1,114,776 10.83%

            State Street Bank & Trust
            FBO ADP/MSDW Alliance
            Attn: Ralph Campbell
            105 Rosemont Rd
            Westwood, MA 02090-2318                1,594,733 15.49%

            CLASS B
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                10,418  7.69%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              270,603 51.24%

            CLASS ADV
            American United Life Cust
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              416,741 36.18%

            American United Life Cust
            FBO AUL American Group
            Retirement Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              222,043 19.28%

            Wells Fargo Bnk NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         242,777 21.08%

            CLASS I
            MAC & Co
            Mutual Fund Operations
            P.O. Box 3198
            Pittsburgh, PA 15230-3198                362,481 22.19%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            MLPF&S
            For the Sole Benefit of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              159,164  9.75%

            New York Life Trust Co
            Voith Paper Fabrics
            Incentive Savings Plan
            51 Madison Ave Room 117A
            New York, NY 10010-1603                  100,396  6.15%

            Orchard Trust Company LLC TTEE
            Cust
            J. D'Addario & Company
            8515 E Orchard rd 2T2
            Greenwood Village, CO 80111-5002         266,147 16.30%

            Taynik & Co. 401K Plan
            C/O State Street Bank
            200 Clarendon St
            Boston, MA 02116-5021                     88,211  5.40%

            CLASS R
            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            Po Box 2999
            Hartford, CT 06104-2999                  697,294 15.79%

            ING
            Enhanced K-Choice
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                  926,270 20.97%

            MLPF&S For The Sole Benefit Of Its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, Fl 32246-6484              280,876  6.36%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                  283,805  6.43%

            CLASS K
            Charles Schwab & Co
            For the Exclusive Benefit
            Of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151           1,144,464  8.52%

            FIIOC as Agent for Certain
            Employee Benefit Plans
            100 Magellan Way KWIC
            Covington, KY 41015-1987               1,306,858  9.73%


D-12

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Mercer Trust Co TTEE FBO
            Solo Cup Co PS
            Plus Plan
            1 Investors Way MSC N-3-G
            Norwood, MA 02062-1599                   838,540  6.24%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                1,658,196 12.34%

            Reliance Trust Company FBO
            Retirement Plans Serviced by Metlif
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002       2,625,771 19.54%

            ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2035
             RETIREMENT STRATEGY

            CLASS A
            Great West Life & Annuity
            GWLA-FFIIAllianceBernstein 2035 RT
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         472,283  6.33%

            ING
            Framework
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                  496,948  6.66%

            Orchard Trust Company TTEE
            Employee Benefits Clients
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         713,688  9.57%

            State Street Bank & Trust
            FBO ADP/MSDW Alliance
            Attn: Ralph Campbell
            105 Rosemont Rd
            Westwood, MA 02090-2318                1,145,967 15.37%

            CLASS B
            LPL Financial Services
            9785 Towne Centre Dr.
            San Diego, CA 92121-1968                   6,304  6.31%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                 5,969  5.97%

            CLASS C
            MG Trust Company Cust FBO
            Rajeeb Guharoy
            700 17th St Ste 300
            Denver, CO 80202-3531                     22,147  6.99%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              115,739 36.55%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             CLASS ADV
             American United Life Cust
             American United Trust
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102            241,792  26.78%

             American United Life Cust
             FBO AUL American Group
             Retirement Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102            159,580  17.67%

             Wells Fargo Bank NA Custodian FBO
             Washington County Public Schools 40
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        57,778   6.40%

             Wells Fargo Bnk NA
             Wellspan RSP
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       219,842  24.35%

             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        80,119   8.87%

             CLASS I
             JP Morgan TTEE
             For the GZA Geoenvironmental Inc
             Restated 401(K) Profit Sharing Plan
             9300 Ward Parkway
             Kansas City, MO 64114-3317              75,513   6.39%

             MAC & Co
             Mutual Fund Operations
             P.O. Box 3198
             Pittsburgh, PA 15230-3198              314,520  26.62%

             MLPF&S
             For the Sole Benefit of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             63,638   5.39%

             Orchard Trust Company LLC TTEE Cust
             George Little Mgmt LLC 401K PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        93,042   7.88%

             Orchard Trust Company LLC TTEE Cust
             J. D'Addario & Company
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       119,194  10.09%

             Orchard Trust Company LLC TTEE
             Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484                63,451   5.37%


                                                                          D-13

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            Taynik & Co. 401K Plan
            C/O State Street Bank
            200 Clarendon St
            Boston, MA 02116-5021                    61,847   5.24%

            Wilmington Trust RISC TTE FBO
            First National Bank Alaska Profit
            Sharing & 401(k) Plan
            P.O. Box 52129
            Phoenix, AZ 85072-2129                   63,575   5.38%

            CLASS R
            American United Life Cust
            FBO AUL American Group
            Retirement Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             159,146   5.35%

            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                 405,387  13.63%

            ING
            Enhanced K-Choice
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                 811,892  27.30%

            MLPF&S For The Sole Benefit Of Its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, Fl 32246-6484             187,125   6.29%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                 247,421   8.32%

            CLASS K
            Charles Schwab & Co
            For the Exclusive Benefit Of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151            585,746   6.74%

            FIIOC as Agent for Certain Employee
            Benefit Plans
            100 Magellan Way KWIC
            Covington, KY 41015-1987                727,489   8.37%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                 976,941  11.24%


                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002      1,838,597 21.15%

             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2040
              RETIREMENT STRATEGY

             CLASS A
             Great West Life & Annuity
             GWLA-FFIIAllianceBernstein 2040 RT
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        335,206  5.29%

             Orchard Trust Co TTEE
             Employee Benefits Clients
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        481,895  7.60%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318               1,169,637 18.44%

             CLASS B
             Frontier Trust Company Cust
             FBO Mary K Nagy IRA Rollover
             9 Bronia St
             Howell, NJ 07731-3804                     6,316  6.39%

             Frontier Trust Company
             Precision Mechanical Inc
             Ryan Mentink
             382 Ram Ln
             Silt, CO 81652-8846                       5,633  5.70%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052                6,263  6.34%

             CLASS C
             MLPF&S
             For the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             173,352 53.72%

             CLASS ADV
             American United Life Cust
             American United Trust
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             184,423 21.20%

             American United Life Cust
             FBO AUL American Group
             Retirement Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             122,266 14.05%


D-14

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Wells Fargo Bnk NA
             Wellspan RSP
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       207,340  23.83%

             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       133,384  15.33%

             CLASS I
             Charles Schwab & Co.
             For the Exclusive Benefit of
             Customers
             Mutual Fund Operations
             101 Montgomery Street
             San Francisco, CA 94104-4151            82,931   7.54%

             JP Morgan TTEE
             For the GZA Geoenvironmental Inc
             Restated 401(K) Profit Sharing Plan
             9300 Ward Parkway
             Kansas City, MO 64114-3317              85,509   7.77%

             MAC & Co
             Mutual Fund Operations
             P.O. Box 3198
             Pittsburgh, PA 15230-3198              343,417  31.22%

             MLPF&S
             For the Sole Benefit of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             63,371   5.76%

             New York Life Trust Co
             Voith Paper Fabrics
             Incentive Savings Plan
             51 Madison Ave Room 117A
             New York, NY 10010-1603                 69,718   6.34%

             Orchard Trust Company LLC TTEE Cust
             J. D'Addario & Company
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        57,145   5.20%

             Orchard Trust Company LLC TTEE Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484               101,000   9.18%

             CLASS R
             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             Po Box 2999
             Hartford, CT 06104-2999                426,297  15.46%

             ING
             Enhanced K-Choice
             Trustee Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162                572,017  20.74%


                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 238,230  8.64%

             CLASS K
             Charles Schwab & Co
             For the Exclusive Benefit of
             Customers
             Mutual Fund Operations
             101 Montgomery Street
             San Francisco, CA 94104-4151            949,353 13.62%

             FIIOC as Agent for Certain
             Employee Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987                725,864 10.42%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 771,327 11.07%

             Reliance Trust Company FBO
             Retirement Plans Serviced by Metlife
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002      1,449,084 20.79%

             ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2045
              RETIREMENT STRATEGY

             CLASS A
             Great West Life & Annuity
             GWLA-FFIIAllianceBernstein 2045 RT
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        446,443  9.86%

             Orchard Trust Co TTEE
             Employee Benefits Clients
             8515 E. Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        347,685  7.68%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318                 796,828 17.59%

             Wachovia Bank FBO
             Jet Aviation Holdings Inc 401 K
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522                277,827  6.13%

             CLASS B
             Frontier Trust Company
             C/F Robert F Howarth IRA
             10354 Crossbeam Ct
             Columbia, MD 21044-3819                   4,015 11.32%


                                                                          D-15

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            RBC Capital Markets Corp FBO
            Jill J. Kraemer
            Prior Lake Pet Hospital Simple IRA
            Simple IRA
            1003 Meadow St
            Cologne, MN 55322-9098                    2,099   5.92%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              92,648  51.47%

            CLASS ADV
            American United Life Cust
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102             107,569  14.24%

            American United Life Cust
            FBO AUL American Group Retirement
            Annuity
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              73,229   9.70%

            Wells Fargo Bank NA Custodian FBO
            Washington County Public Schools 40
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         38,062   5.04%

            Wells Fargo Bnk NA
            Wellspan RSP
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        176,010  23.30%

            Reliance Trust Company FBO
            Retirement Plans Serviced by Metlife
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        247,719  32.80%

            CLASS I
            AIG Retirement Services Company
            FBO AIGFSB Cust TTEE FBO
            Suffolk County
            2929 Allen Parkway A6-20
            Houston, TX 77019-2155                   76,532  13.43%

            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151             77,407  13.58%

            MLPF&S
            For the Sole Benefit of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              47,014   8.25%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              New York Life Trust Co
              Voith Paper Fabrics
              Incentive Savings Plan
              51 Madison Ave Room 117A
              New York, NY 10010-1603               28,856   5.06%

              New York Life Trust Co
              Voith Paper Fabrics Sup
              Executive Savings Plan
              51 Madison Ave Room 117A
              New York, NY 10010-1603               41,846   7.34%

              Orchard Trust Company LLC TTEE Cust
              George Little Mgmt LLC 401K PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      29,984   5.26%

              Orchard Trust Company LLC TTEE Cust
              J. D'Addario & Company
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      43,817   7.69%

              Orchard Trust Company LLC TTEE
              Cust
              Webcor Builders 401K PSP
              P.O. Box 85484
              San Diego, CA 92186-5484              42,496   7.46%

              Reliance Trust Company FBO
              Studios Architecture Inc 401K Plan
              P.O. Box 48529
              Atlanta, GA 30362-1529                30,566   5.36%

              Wachovia Bank FBO
              TCS America 401K Plan
              1525 West Wt Harris Blvd
              Charlotte, NC 28262-8522              28,829   5.06%

              Wilmington Trust RISC TTE FBO
              First National Bank Alaska Profit
              Sharing & 401(k) Plan
              P.O. Box 52129
              Phoenix, AZ 85072-2129                57,440  10.08%

              CLASS R
              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999              381,474  18.89%

              ING
              Enhanced K-Choice
              Trustee: Reliance Trust Company
              400 Atrium Drive
              Somerset, NJ 08873-4162              509,060  25.21%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, Fl 32246-6484          104,113   5.16%


D-16

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                 134,330   6.65%

            Wachovia Bank FBO
            Crosstex Energy Services LP 401K
            1525 West WT Harris Blvd
            Charlotte, NC 28262-8522                138,821   6.87%

            CLASS K
            Charles Schwab & Co
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151            428,636  10.77%

            FIIOC as Agent for Certain Emply
            Benefit Plans
            100 Magellan Way KWIC
            Covington, KY 41015-1987                400,036  10.05%

            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                 497,539  12.50%

            Reliance Trust Company FBO
            Retirement Plans Serviced by Metlife
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        817,224  20.53%

            ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2050
             RETIREMENT STRATEGY

            CLASS A
            Great West Life & Annuity
            C/O Fascore LLC
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         58,200   9.68%

            Orchard Trust Co LLC FBO Putnam Inv
            FBO Recordkeeping for Various Benef
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         46,922   7.81%

            Orchard Trust Company TTEE
            Employee Benefits Clients
            8515 E. Orchard Rd 2T2
            Greenwood Village, CO 80111-5002        108,872  18.12%

            State Street Bank & Trust
            FBO ADP/MSDW Alliance
            Attn: Ralph Campbell
            105 Rosemont Rd
            Westwood, MA 02090-2318                 118,984  19.80%

            CLASS B
            AllianceBernstein LP
            Attn: Brent Mather-Seed Acct
            1 N Lexington Ave
            White Plains, NY 10601-1712               1,000  23.11%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             First Clearing LLC
             Christopher J. Suzadail IRA
             FCC as Custodian
             319 Adams St
             Williamsport, PA 17701-2301                250   5.77%

             Frontier Trust Company
             C/F Danielle K. Dear Roth IRA
             6559 Royal Pkwy N
             Lockport, NY 14094-6615                    661  15.27%

             Frontier Trust Company
             C/F Robert M. Witt Roth IRA
             473 Western Ave
             Albany, NY 12203-1512                      428   9.89%

             Frontier Trust Company
             C/F Vanessa M. Cabana IRA
             Rollover
             112 Pulaski Blvd
             Bellingham, MA 02019-2743                1,320  30.52%

             LPL Financial Services
             9785 Towne Centre Dr
             San Diego, CA 92121-1968                   665  15.37%

             CLASS C
             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             14,087  56.32%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052               4,502  18.00%

             CLASS ADV
             American United Life Cust
             American United Trust
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             47,820  16.00%

             American United Life Cust
             FBO AUL American Group
             Retirement Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             38,198  12.78%

             New York Life Trust Company
             Evening Post Published Company &
             Affiliated Companies
             51 Madison Ave Room 117A
             New York, NY 10010-1603                 17,680   5.92%

             Wells Fargo Bank NA
             Wellspan RSP
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       181,295  60.68%


                                                                          D-17

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             CLASS I
             MLPF&S
             For the Sole Benefit of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             50,950  51.59%

             NFS LLC FEBO
             Marshall & Ilsley Trust Co NA
             FBO Bank 98 Dly Rcrdkpg
             Attn: Mut Funds
             11270 W Park Pl
             Ste 400
             Milwaukee, WI 53224-3638                19,152  19.39%

             Orchard Trust Company LLC TTEE Cust
             George Little Mgmt LLC 401K PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         7,790   7.89%

             Orchard Trust Company LLC TTEE Cust
             J. D'Addario & Company
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         7,519   7.61%

             CLASS R
             American United Life Cust
             FBO AUL American Group
             Retirement Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             41,362  12.20%

             Charles Schwab & Co.
             For The Exclusive Benefit
             Of Customers
             Mutual Fund Operations
             101 Montgomery Street
             San Francisco, CA 94104-4151            34,893  10.30%

             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             Po Box 2999
             Hartford, CT 06104-2999                 87,099  25.70%

             MLPF&S For The Sole Benefit Of Its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, Fl 32246-6484             18,140   5.35%

             NFS LLC FEBO
             State Street Bank Trust Co
             TTEE Various Retirement Plans
             4 Manhattanville Rd
             Purchase, NY 10577-2139                 30,474   8.99%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318                 34,069  10.05%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              CLASS K
              Charles Schwab & Co
              For the Exclusive Benefit of
              Customers
              Mutual Fund Operations
              101 Montgomery Street
              San Francisco, CA 94104-4151         276,083  26.13%

              FIIOC as Agent for Certain Employee
              Benefit Plans
              100 Magellan Way KWIC
              Covington, KY 41015-1987             268,970  25.46%

              Reliance Trust Company FBO
              Retirement Plans Serviced by Metlif
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      89,586   8.48%

              ALLIANCEBERNSTEIN BSS--ALLIANCEBERNSTEIN 2055
               RETIREMENT STRATEGY

              CLASS A
              MG Trust Co Cust FBO
              Lithographics Inc 401 K Retirement
              700 17th St Ste 300
              Denver, CO 80202-3531                 15,058  12.38%

              State Street Bank & Trust
              FBO ADP/MSDW Alliance
              Attn: Ralph Campbell
              105 Rosemont Rd
              Westwood, MA 02090-2318               45,527  37.43%

              CLASS B
              AllianceBernstein LP
              Attn: Brent Mather - Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712            1,000  36.56%

              LPL Financial Services
              9785 Towne Centre Dr
              San Diego, CA 92121-1968                 551  20.16%

              Frontier Trust Company
              C/F Elijah M. Abad ROTH IRA
              74 Covington Cir
              Staten Island, NY 10312-1175             678  24.78%

              Frontier Trust Company
              C/F Michael A. Salamanca IRA R/O
              14271 SW 38th St
              Miami, FL 33175-7806                     506  18.49%

              CLASS C
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712            1,000  17.87%

              American Enterprise Investment Svcs
              P.O. Box 9446
              Minneapolis, MN 55474-0001               569  10.18%


D-18

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Frontier Trust Company
             C/F John Murphy Roth IRA
             16 Rene Ct
             Wayne, NJ 07470-8415                       340   6.08%

             James Kenard FBO
             Krate LLC 401K PSP & Trust
             4402 23rd St Ste 516
             Long Island City, NY 11101-5072            668  11.94%

             MG Trust Company Cust FBO
             PSL North America LLC Employees SA
             700 17th St Ste 300
             Denver, CO 80202-3531                      281   5.02%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484              1,251  22.36%

             RBC Capital Markets Corp FBO
             Deborah Byers
             Individual Retirement Account
             P.O. Box 5253
             Fullerton, CA 92838-0253                   785  14.02%

             CLASS ADV
             American United Life Cust
             American United Trust
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102              3,965   5.56%

             American United Life Cust
             FBO AUL American Group
             Retirement Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             13,013  18.26%

             Wells Fargo Bank NA
             Wellspan RSP
             C/O Fascore LLC
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        49,542  69.51%

             CLASS I
             AllianceBernstein L.P.
             Attn: Brent Mather-See Acct
             1 N Lexington Ave
             White Plains, NY 10601-1712              1,000   8.82%

             Orchard Trust Company LLC TTEE Cust
             George Little Mgmt LLC 401K PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         3,613  31.86%

             Orchard Trust Company LLC TTEE
             Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484                 3,038  26.79%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              Taynik & Co. 401K Plan
              C/O State Street Bank
              200 Clarendon St
              Boston, MA 02116-5021                  2,674  23.58%

              Wilmington Trust RISC TTE FBO
              First National Bank Alaska Profit
              Sharing & 401(k) Plan
              P.O. Box 52129
              Phoenix, AZ 85072-2129                   654   5.77%

              CLASS R
              American United Life Cust
              FBO AUL American Group
              Retirement Annuity
              One American Square
              P.O. Box 1995
              Indianapolis, IN 46206-9102           13,045  18.37%

              American United Life Cust FBO
              American United Trust
              One American Square
              P.O. Box 1995
              Indianapolis, IN 46206-9102            4,908   6.91%

              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999               14,841  20.90%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484            6,974   9.82%

              NFS LLC FEBO
              State Street Bank Trust Co
              TTEE Various Retirement Plans
              4 Manhattanville Rd
              Purchase, NY 10577-2139                3,556   5.01%

              State Street Bank & Trust
              FBO ADP/MSDW Alliance
              Attn: Ralph Campbell
              105 Rosemont Rd
              Westwood, MA 02090-2318                7,468  10.52%

              CLASS K
              Charles Schwab & Co
              For the Exclusive Benefit of
              Customers
              Mutual Fund Operations
              101 Montgomery Street
              San Francisco, CA 94104-4151          15,795   5.84%

              FIIOC as Agent for Certain Employee
              Benefit Plans
              100 Magellan Way KWIC
              Covington, KY 41015-1987              75,811  28.03%


                                                                          D-19

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Rd
            Purchase, NY 10577-2139                   30,583 11.31%

            Orchard Trust Co LLC TTEE
            FBO B&G Wholesale 401(K)
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          13,958  5.16%

            Orchard Trust Co LLC TTEE
            FBO Miami Diver Inc
            401(K) PSP
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          17,369  6.42%

            Orchard Trust Co LLC
            FBO New York Athletic Club
            401K Savings Plan
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          39,622 14.65%

            Reliance Trust Company FBO
            Retirement Plans Serviced by Metlife
            C/O Fascore LLC
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          14,266  5.27%

            ALLIANCEBERNSTEIN BOND FUND--
             ALLIANCEBERNSTEIN INTERMEDIATE
             BOND PORTFOLIO

            CLASS A
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             2,438,740  6.30%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            3,430,145  8.87%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             2,451,956  6.34%

            CLASS B
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               160,982  9.99%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              147,629  9.16%


                                                 NO. OF
                                                 SHARES    % OF
               NAME AND ADDRESS                  OF CLASS  CLASS
               --------------------------------------------------
               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052          118,790  7.37%

               CLASS C
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523          747,496 12.19%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484       1,501,765 24.48%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052          379,641  6.19%

               CLASS ADV
               CollegeBound Fund
               CBF--Quality Bond Fund
               Customized Allocation 529 Plan
               1345 Avenue of the Americas
               New York, NY 10105-0302           6,407,420 83.42%

               Merrill Lynch
               Attn: Fund Admin
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484         887,747 11.56%

               CLASS R
               Counsel Trust DBA Mid Atlantic
               Trust Company FBO
               Trans World Gaming Corp 401K
               Profit Sharing Plan & Trust
               1251 Waterfront Place, Suite 525
               Pittsburgh, PA 15222-4228             6,253 15.09%

               DWS Trust Co TTEE
               Wentworth Property Management
               Corp
               401K Savings Plan
               P.O. Box 1757
               Salem, NH 03079-1143                  2,324  5.61%

               Merrill Lynch
               Attn: Fund Admin
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484           5,347 12.90%

               MG Trust Co CUST FBO
               MRF S 401K Plan
               700 17th St Ste 300
               Denver, CO 80202-3531                 9,768 23.57%

               State Street Bank & Trust
               FBO ADP/MSDW Alliance
               Attn: Ralph Campbell
               105 Rosemont Rd
               Westwood, MA 02090-2318               6,095 14.71%


D-20

                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ---------------------------------------------------
              Wilmington Trust RISC CUST FBO
              Magnetic Metals Corporation--CA
              Hourly Employees Pension Plan
              P.O. Box 52129
              Phoenix, AZ 85072-2129                3,469   8.37%

              CLASS K
              Orchard Trust Company LLC TTEE
              CUST
              Crystal Steel 401K Plan
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002     23,657   5.57%

              Orchard Trust Company LLC TTEE
              CUST
              FBO TAP Electrical Contracting
              Corp 401(K) Retirement Plan
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     23,180   5.46%

              Orchard Trust Company LLC TTEE
              CUST
              Highland Park Medical Assoc PC
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002     36,490   8.59%

              Orchard Trust Company LLC TTEE
              CUST
              Karnak Corporation Savings &
              Investment Plan
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002     24,563   5.78%

              Orchard Trust Company LLC TTEE
              CUST
              Minnesota Surgical Associates PA
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002    120,872  28.45%

              Orchard Trust Company LLC TTEE
              CUST
              Muncie Surgical Associates Inc PSP
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002    103,207  24.30%

              Orchard Trust Company LLC TTEE
              CUST
              Shore Heart Group PA 401K Plan
              8515 E Orchard Rd 212
              Greenwood Village, CO 80111-5002     35,416   8.34%

              CLASS I
              NFS LLC FEBO
              Midwest Trust Co
              5901 College Blvd
              Overland Park, KS 66211-1937         13,319  14.62%

              Orchard Trust Company LLC TTEE
              CUST
              Muskegon Surgical Associates PC
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     77,790  85.38%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              ALLIANCEBERNSTEIN BOND FUND--ALLIANCEBERNSTEIN
               BOND INFLATION

              CLASS A
              Edward D Jones & Co
              Attn: Mutual Fund Shareholder Acctg
              201 Progress Pkwy
              Maryland Heights, MO 63043-3009       12,149  10.23%

              LPL Financial
              FBO Customer Accounts
              Attn: Mutual Fund Operations
              P.O. Box 509046
              San Diego, CA 92150-9046              25,036  21.08%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052            16,441  13.84%

              Sterne Agee & Leach Inc
              813 Shades Creek Pkwy
              Birmingham, AL 35209-4542             10,046   8.46%

              CLASS C
              Diana E Minnick
              1813 E Winslow Rd
              Bloomington, IN 47401-8604             9,919   6.33%

              Frontier Trust Company
              C/F Bruce L Fisher IRA R/O
              3904 Woodstone Ridge Way
              Louisville, KY 40241-5845              9,900   6.32%

              Frontier Trust Company
              C/F Patricia A Prall IRA Rollover
              3840 Merwin 10 Mile Rd
              Cincinnati, OH 45245-2798              7,911   5.05%

              Frontier Trust Company
              C/F William E Matthews IRA
              9855 Gleneagle Pl
              Powell, OH 43065-8767                  9,223   5.88%

              NFS LLC FEBO
              Thomas Sweeney
              Susan Sweeney
              1829 Elm Ave
              Northbrook, IL 60062-5460              9,922   6.33%

              Raymond James & Assoc Inc
              FBO June Isaacson & Steven Isaacson
              Glenn Isaacson TTEE
              Dtd 6/22/94
              8945 Via Brilliante
              West Palm Beach, FL 33411-6529457     15,102   9.63%

              Ruby M Oberg TOD/DE
              2623 Cleveland St NE
              Minneapolis, MN 55418-3132             9,011   5.75%


                                                                          D-21

                                                 NO. OF
                                                 SHARES   % OF
              NAME AND ADDRESS                   OF CLASS CLASS
              ---------------------------------------------------
              CLASS ADV
              Frontier Trust Company
              FBO Maurice S Mandel Rollover IRA
              14 Hillside Ave
              Port Washington, NY 11050-2747      60,324   75.16%

              LPL Financial
              FBO Customer Accounts
              Attn: Mutual Fund Operations
              P.O. Box 509046
              San Diego, CA 92150-9046             8,014    9.98%

              Mark W Tanner &
              Susan B Tanner JTWROS
              81 Morning Glory Rd
              Warren, NJ 07059-7199                4,949    6.17%

              NFS LLC FEBO
              Paul A Thomas
              Elvera Thomas
              38 Adams Farm Rd
              Shrewsbury, MA 01545-6248            4,988    6.21%

              CLASS R
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712          1,000  100.00%

              CLASS K
              Orchard Trust Co LLC TTEE
              FBO Wright Ginsberg Brusilow PC
              401K PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002    73,056   98.65%

              CLASS 2
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712        993,000  100.00%

              ALLIANCEBERNSTEIN BOND FUND--ALLIANCEBERNSTEIN
               MULTI-ASSET INFLATION STRATEGY

              CLASS A
              Ommund D Skaar, Michael W Stern
              Mary E Burmann TTEES
              Of Askar Holding Co 401K PSP
              Dtd 1-1-93 FBO Mary Ellen Burmann
              8101 34th Ave S., Ste 300
              Bloomington, MN 55425-1694           4,049   15.42%

              Raymond James & Assoc Inc CSDN
              FBO Daniel G Baker IRA
              5236 Cottage View Ct
              Liberty Township, OH
              45011-9267366                        1,576    6.00%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              Raymond James & Assoc Inc CSDN
              FBO Greene Emergency Med Svcs Inc P
              FBO David W Carter
              585 Towncrest Dr
              Beavercreek, OH 45434-5859850         1,563    5.95%

              Raymond James & Assoc Inc CSDN
              FBO Greene Emergency Med Svcs Inc P
              FBO Steven Dixon
              P.O. Box 158
              Xenia, OH 45385-0158588               1,563    5.95%

              Raymond James & Assoc Inc Cust
              FBO Greene Emergence Med Svcs Inc P
              FBO Charles E. Russell
              P.O. Box 158
              Xenia, OH 45385-0158                  1,531    5.83%

              Raymond James & Assoc Inc CSDN
              FBO Linda E Bailey Md Sep
              2449 Passage Key Trl
              Xenia, OH 45385-9204                  2,588    9.85%

              Raymond James & Assoc Inc CSDN
              FBO Robert A Ackerman IRA
              1044 Wedgestone Ct
              Dayton, OH 45458-3992                 1,553    5.91%

              CLASS C
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712           1,000    9.17%

              MG Trust Company Cust FBO
              Roy Fertakos
              700 17th St Ste 300
              Denver, CO 80202-3531                   777    7.13%

              NFS LLC FEBO
              NFS/FMTC IRA
              FBO Louise Bennett
              521 Lewisham Ave
              Kettering, OH 45429-5942                842    7.72%

              NFS LLC FEBO
              NFS/FMTC Ira
              FBO Robert A Coffey
              8329 Bunnell Hill Rd
              Springboro, OH 45066-9371             5,181   47.52%

              Raymond James & Assoc Inc
              FBO Joan F Ehrenbeck TTEE
              U/A Dtd Aug 16, 1999
              Joan F Ehrenbeck 1999 Rev Tr
              Galloway Ridge Apt A-308
              Pittsboro, NC 27312-8658189           1,106   10.15%


D-22

                                               NO. OF
                                               SHARES   % OF
                NAME AND ADDRESS               OF CLASS CLASS
                -----------------------------------------------
                Raymond James & Assoc Inc
                FBO William T Kensinger
                218 Funkhouser Hall
                Annville, PA 17003-1447184       1,053    9.65%

                CLASS ADV
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052       2,632    9.30%

                RBC Capital Markets Corp FBO
                James B Bergacker
                Individual Retirement Account
                P.O. Box 1328
                Minocqua, WI 54548-1328          2,070    7.32%

                RBC Capital Markets Corp FBO
                Roger D Gregg
                Individual Retirement Account
                4829 Flying Cloud Way
                Carlsbad, CA 92008-3787          4,078   14.42%

                RBC Capital Markets Corp FBO
                Steven R Wilson
                IRA Rollover
                8600 E Via De Ventura Ste 201
                Scottsdale, AZ 85258-3325        3,148   11.13%

                Sanford Bernstein & Co LLC
                1 N Lexington Ave
                White Plains, NY 10601-1712      7,597   26.86%

                Sanford Bernstein & Co LLC
                1 N Lexington Ave
                White Plains, NY 10601-1712      3,706   13.10%

                Sanford Bernstein & Co LLC
                1 N Lexington Ave
                White Plains, NY 10601-1712      1,799    6.36%

                CLASS R
                AllianceBernstein L.P.
                Attn: Brent Mather-Seed Acct
                1 N Lexington Ave
                White Plains, NY 10601-1712      1,000  100.00%

                CLASS K
                AllianceBernstein L.P.
                Attn: Brent Mather-Seed Acct
                1 N Lexington Ave
                White Plains, NY 10601-1712      1,000  100.00%

                CLASS 2
                AllianceBernstein L.P.
                Attn: Brent Mather-Seed Acct
                1 N Lexington Ave
                White Plains, NY 10601-1712    993,000  100.00%


                                                NO. OF
                                                SHARES   % OF
                 NAME AND ADDRESS               OF CLASS CLASS
                 ----------------------------------------------
                 ALLIANCEBERNSTEIN BOND FUND--
                  ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION
                  STRATEGY

                 CLASS A
                 Charles Schwab & Co.
                 For The Exclusive Benefit
                 Of Customers
                 Mutual Fund Operations
                 101 Montgomery Street
                 San Francisco, CA 94104-4151   418,101  19.79%

                 First Clearing, LLC
                 Special Custody Acct For The
                 Exclusive Benefit Of Customer
                 2801 Market St
                 Saint Louis, MO 63103-2523     128,067   6.06%

                 NFS LLC FEBO
                 Michael Serling
                 Elaine Serling
                 5156 Deer Run Cir
                 Orchard Lake, MI 48323-1508    187,742   8.88%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052     557,579  26.39%

                 Raymond James & Assoc Inc
                 FBO Benetta Buell-Wilson &
                 Barry Wilson TTEE
                 Wilson Family Trust
                 6473 Del Paso Ave
                 San Diego, CA 92120-3137732    150,341   7.11%

                 CLASS C
                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W 34th St Fl 3
                 New York, NY 10001-2402         64,830   7.90%

                 First Clearing, LLC
                 Special Custody Acct For The
                 Exclusive Benefit Of Customer
                 2801 Market St
                 Saint Louis, MO 63103-2523      49,097   5.98%

                 Morgan Stanley Smith Barney
                 Harborside Financial Center
                 Plaza II 3rd Floor
                 Jersey City, NJ 07311           53,251   6.49%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052     163,380  19.92%


                                                                          D-23

                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ----------------------------------------------------
              CLASS ADV
              Charles Schwab & Co.
              For The Exclusive Benefit
              Of Customers
              Mutual Fund Operations
              101 Montgomery Street
              San Francisco, CA 94104-4151         77,668   22.94%

              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523           48,447   14.31%

              LPL Financial
              FBO Customer Accounts
              Attn: Mutual Fund Operations
              P.O. Box 509046
              San Diego, CA 92150-9046             99,404   29.36%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052           35,120   10.37%

              CLASS 2
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712         996,000  100.00%

              ALLIANCEBERNSTEIN CAP FUND--ALLIANCEBERNSTEIN
               SMALL CAP GROWTH PORTFOLIO

              CLASS A
              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Drive East, 2nd Flr
              Jacksonville, FL 32246-6484         496,231    8.23%

              Morgan Stanley Smith Barney
              Harborside Financial Center
              Plaza II, 3rd Flr
              Jersey City, NJ 07311               456,167    7.56%

              CLASS C
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th Street, 3rd Flr
              New York, NY 10001-2402              63,932    9.63%

              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market Street
              Saint Louis, MO 63103-2523           39,921    6.01%


                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Drive East, 2nd Flr
             Jacksonville, FL 32246-6484            154,014 23.19%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II, 3rd Flr
             Jersey City, NJ 07311                   38,793  5.84%

             CLASS ADV
             Citigroup Global Markets
             333 West 34th Street 3rd Flr
             New York, NY 10001-2402                408,682 59.78%

             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Drive East, 2nd Flr
             Jacksonville, FL 32246-6484             57,980  8.48%

             Sanford Bernstein & Co LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712             44,661  6.53%

             CLASS I
             FIIOC as Agent for Certain Employee
             Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987             1,740,470 24.25%

             JPMorgan Chase as Trustee for the
             CUST FBO Coca-Cola Enterprises Inc
             Matched Employee Savings and
             Investment Plan
             9300 Ward Parkway
             Kansas City, MO 64114-3317             887,497 12.37%

             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Drive East, 2nd Flr
             Jacksonville, FL 32246-6484            868,942 12.11%

             PIMS/Prudential Retirement as
             Nominee for the TTEE/CUST
             Greenville Hospital System RETI
             701 Grove Road
             Greenville, SC 29605-5611              541,775  7.55%

             Vanguard Fiduciary Trust Co.
             P.O. Box 2600
             Valley Forge, PA 19482-2600          2,207,688 30.76%

             CLASS K
             Capital Bank & Trust Company TTEE F
             Collins Electrical Co Inc 401K PSP
             8515 E Orchard Road 2T2
             Greenwood Village, CO 80111-5002        16,078  6.02%


D-24

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            Medical Consultants PC 401(k) Plan
            Attn: Gary Wangler
            Personal and Confidential
            2525 West University Avenue,
            Suite 300
            Muncie, IN 47303-3400                    15,784   5.91%

            Orchard Trust Co LLC TTEE
            FBO Fragomen Del Rey Bernsen &
            Loewy LLP
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002         57,265  21.43%

            CLASS R
            American United Life Cust FBO
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102              22,722   8.40%

            Counsel Trust DBA MATC FBO
            Independent Pipe & Supply Corp
            401 K Plan
            1251 Waterfront Pl Suite 525
            Pittsburgh, PA 15222-4228                26,361   9.74%

            New York Life Trust Co
            FBO Regency Energy
            Partners 401K Plan
            51 Madison Avenue, Room 117A
            New York, NY 10010-1603                  51,262  18.95%

            Select Sales Inc TTEE FBO
            Select Sales Inc & Assoc COS EES PS
            C/O Fascore LLC
            8515 E Orchard Road 2T2
            Greenwood Village, CO 80111-5002         13,926   5.15%

            State Street Corporation TTEE
            C/F APD Access
            1 Lincoln Street
            Boston, MA 02111-2901                    38,062  14.07%

            ALLIANCEBERNSTEIN CAP FUND--ALLIANCEBERNSTEIN
             U.S. STRATEGIC RESEARCH PORTFOLIO

            CLASS A
            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151              8,213  13.03%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               51,505  81.74%

            CLASS C
            AllianceBernstein L.P.
            Attn: Brent Mather-Seed Acct
            1 North Lexington Avenue
            White Plains, NY 10601-1712               1,000  13.81%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             LPL Financial
             9785 Towne Centre Drive
             San Diego, CA 92121-1968                   512   7.08%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II, 3rd Floor
             Jersey City, NJ 07311                    5,728  79.11%

             CLASS ADV
             AllianceBernstein L.P.
             Attn: Brent Mather-Seed Acct
             1 North Lexington Avenue
             White Plains, NY 10601-1712             95,000  98.37%

             ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

             CLASS A
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             338,100   5.20%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484            383,214   5.89%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             642,068   9.87%

             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              97,939   5.24%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             243,272  13.02%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              97,852   5.18%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484            261,706  13.86%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             474,172  25.11%


                                                                          D-25

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              CLASS R
              American United Life Cust FBO
              American United Trust
              One American Square
              P.O. Box 1995
              Indianapolis, IN 46206-9102            4,433  22.82%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484            6,721  34.60%

              GPC As Agent For
              Reliance Trust Company FBO
              Cedar Mill Community Library 403B
              P.O. Box 79377
              Atlanta, GA 30357-7377                 1,101   5.67%

              Reliance Trust Co Cust
              FBO Our Community Hospital 401K
              P.O. Box 48529
              Atlanta, GA 30362-1529                 3,112  16.02%

              CLASS K
              Frontier Trust Co FBO
              First National Bank & Trust Co Of V
              P.O. Box 10758
              Fargo, ND 58106-0758                   3,489   9.71%

              Nationwide Trust Company FSB
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029                3,968  11.04%

              Orchard Trust Co LLC TTEE
              FBO Wright Ginsberg Brusilow PC
              40IK PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002       2,145   5.97%

              Orchard Trust Company LLC TTEE Cust
              Mansfield Tanick & Cohen PA
              40IK Profit Sharing Plan
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002       9,051  25.19%

              Orchard Trust Company LLC TTEE Cust
              Weiss Berzowski Brady LLP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      16,671  46.39%

              CLASS I
              AllianceBernstein L.P.
              Attn: Brent Mather-Seed Acct
              1 N Lexington Ave
              White Plains, NY 10601-1712              655  99.45%


                                                 NO. OF
                                                 SHARES    % OF
               NAME AND ADDRESS                  OF CLASS  CLASS
               --------------------------------------------------
               ALLIANCEBERNSTEIN CORPORATE SHARES--CORPORATE
                INCOME SHARES

               Citigroup Global Markets Inc
               333 West 34th Street - 3rd Floor
               New York, NY 10001-2402           1,586,668 50.26%

               ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

               CLASS A
               Citigroup Global Markets House
               Account
               Attn: Cindy Tempesta
               333 W 34th St Fl 3
               New York, NY 10001-2402             300,192  5.84%

               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523          301,068  5.86%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr., East 2nd Flr
               Jacksonville, FL 32246-6484         282,701  5.50%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052        1,152,305 22.43%

               CLASS B
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523           56,980 10.81%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr., East 2nd Flr
               Jacksonville, FL 32246-6484          54,826 10.41%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052           77,186 14.65%

               CLASS C
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523          148,740  9.39%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr., East 2nd Flr
               Jacksonville, FL 32246-6484         189,868 11.99%


D-26

                                                 NO. OF
                                                 SHARES   % OF
               NAME AND ADDRESS                  OF CLASS CLASS
               -------------------------------------------------
               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052        494,054  31.19%

               CLASS ADV
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523         97,279   9.01%

               NFS LLC FEBO
               Bank of America NA
               Jordan Hosp Ret Plan
               PO Box 831575
               Dallas, TX 75283-1575              54,682   5.06%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052        345,717  32.00%

               RAM Trust Services
               45 Exchange St
               Portland, ME 04101-5033           338,395  31.33%

               CLASS R
               ING
               Enhanced K-Choice
               Trustee Reliance Trust Company
               400 Atrium Drive
               Somerset, NJ 08873-4162            17,021  29.92%

               MG Trust Company Trustee
               Sanger & EBY Design PS & 401K Pl
               700 17th St Ste 300
               Denver, CO 80202-3531              18,051  31.73%

               State Street Bank & Trust
               FBO ADP/MSDW Alliance
               Attn: Ralph Campbell
               105 Rosemont Rd
               Westwood, MA 02090-2318            14,021  24.65%

               CLASS K
               AllianceBernstein LP
               Attn: Brent Mather--Seed Acct
               1 N Lexington Ave
               White Plains, NY 10601-1712         1,130  33.92%

               Frontier Trust Co C/F
               Chelus Herdzik Speyer & Monte PC
               P.O. Box 10758
               Fargo, ND 58106-0758                2,182  65.49%

               CLASS I
               AllianceBernstein LP
               Attn: Brent Mather--Seed Acct
               1 N Lexington Ave
               White Plains, NY 10601-1712         1,130  99.99%


                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ---------------------------------------------------
              ALLIANCEBERNSTEIN EQUITY INCOME FUND

              CLASS A
              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          323,276   5.95%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         493,818   9.10%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          510,180   9.40%

              CLASS B
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402              41,287   5.03%

              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523           66,843   8.15%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         114,030  13.90%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          110,303  13.44%

              CLASS C
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402             146,728  10.00%

              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          123,503   8.41%

              MLPF&S For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         297,673  20.28%


                                                                          D-27

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052           120,747   8.23%

              CLASS ADV
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402               24,916   8.07%

              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523            25,484   8.25%

              Merrill Lynch Pierce Fenner & Sm
              For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484           63,361  20.52%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052            31,501  10.20%

              CLASS R
              Capital Bank & Trust Company TTEE F
              Ashok & Yogini Kathari PSP 401K
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      28,408  21.63%

              GPC As Agent For
              Reliance Trust Company FBO
              Ram Mechanical Serv Inc PSP & Trust
              P.O. Box 79377
              Atlanta, GA 30357-7377                11,903   9.06%

              State Street Corporation TTEE
              C/F ADP Access
              1 Lincoln St
              Boston, MA 02111-2901                 20,058  15.27%

              CLASS K
              Nationwide Trust Company PSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029               37,192  60.02%

              Orchard Trust Co LLC TTEE
              Aaronson Dickerson Cohn & Lanzonie
              APC 401K PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002       3,299   5.32%

              Orchard Trust Company LLC TTEE
              CUST
              TIB Insurance Brokers Inc 401K
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      12,724  20.53%


                                               NO. OF
                                               SHARES     % OF
                NAME AND ADDRESS               OF CLASS   CLASS
                ------------------------------------------------
                CLASS I
                Nationwide Trust Company PSB
                C/O IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218-2029             2,183  6.54%

                PIMS/Prudential Retirement
                As Nominee For The TTEE/CUST
                Citrus Valley Health Partners
                140 West College Street
                P.O. Box 6108
                Covina, CA 91722-5108              20,874 62.55%

                PIMS/Prudential Retirement
                As Nominee For The TTEE/CUST
                Citrus Valley Health Partners
                140 West College Street
                P.O. Box 6108
                Covina, CA 91722-5108              10,141 30.39%

                ALLIANCEBERNSTEIN EXCHANGE RESERVES

                CLASS B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th St Fl 3
                New York, NY 10001-2402         2,549,985  6.63%

                First Clearing, LLC
                Special Custody Acct For The
                Exclusive Benefit Of Customer
                2801 Market St
                Saint Louis, MO 63103-2523      2,582,447  6.71%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      2,867,285  7.45%

                CLASS C
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th St Fl 3
                New York, NY 10001-2402         2,105,059  7.24%

                First Clearing, LLC
                Special Custody Acct For The
                Exclusive Benefit Of Customer
                2801 Market St
                Saint Louis, MO 63103-2523      1,929,458  6.64%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      1,520,779  5.23%

                CLASS ADV
                Collegebound Fund
                Aggressive Growth Emphasis
                Age Based Portfolio 1990-1992
                1345 Avenue Of The Americas
                New York, NY 10105-0302        11,163,998  7.45%


D-28

                                             NO. OF
                                             SHARES         % OF
             NAME AND ADDRESS                OF CLASS       CLASS
             -----------------------------------------------------
             Collegebound Fund
             Aggressive Growth Emphasis
             Age Based Portfolio 1993-
             1995
             1345 Avenue Of The Americas
             New York, NY 10105-0302             15,220,352 10.16%

             Collegebound Fund
             Aggressive Growth Emphasis
             Age Based Portfolio 1996-
             1998
             1345 Avenue Of The Americas
             New York, NY 10105-0302              7,952,361  5.31%

             Collegebound Fund
             Growth Emphasis
             Age Based Portfolio 1990-
             1992
             1345 Avenue Of The
             Americas
             New York, NY 10105-0302             26,570,982 17.74%

             Collegebound Fund
             Growth Emphasis
             Age Based Portfolio 1993-
             1995
             1345 Avenue Of The
             Americas
             New York, NY 10105-0302             32,938,393 21.99%

             Collegebound Fund
             Growth Emphasis
             Age Based Portfolio 1996-1998
             1345 Avenue Of The Americas
             New York, NY 10105-0302             21,334,388 14.25%

             Collegebound Fund
             Age Based Portfolio
             (1999-2001)
             AB Pooling: Exchange
             Reserves-ADV
             8000 IH10 West
             San Antonio, TX 78230-3802      12,473,897,710  8.33%

             CLASS R
             Counsel Trust DBA Mid Atlantic
             Trust Co FBO
             S P Skinner Co Inc 401K PSP
             & Trust
             1251 Waterfront Pl Ste 525
             Pittsburgh, PA 15222-4228            1,191,590 19.17%

             Peter T Mckean FBO
             Townsend Management Inc
             401k PSP
             & Trust
             P.O. Box 24442
             San Francisco, CA 94124-0442           413,295  6.65%


                                                NO. OF
                                                SHARES      % OF
              NAME AND ADDRESS                  OF CLASS    CLASS
              ----------------------------------------------------
              CLASS K
              Orchard Trust Co LLC TTEE CUST
              FBO Kason Industries Inc
              8515 E Orchard Rd # 2T2
              Greenwood Village, Co 80111-5002    3,688,667  8.62%

              Wilmington Trust Co TTEE FBO
              Spherion Corp
              Deferred Compensation Plan
              C/O Mutual Funds
              P.O. Box 8971
              Wilmington, DE 19899-8971           2,631,454  6.15%

              CLASS I
              Orchard Trust Company LLC TTEE
              Cust
              Muskegon Surgical Associates PC
              8515 E Orchard Rd 2T2
              Greenwood Village, CO
              80111-5002                            851,109 31.23%

              Orchard Trust Company LLC
              TTEE Cust
              Worldwide Dreams Deferred
              Comp Pl
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111           338,841 12.43%

              Orchard Trust Company LLC TTEE
              Cust
              Group Pension Plan For
              Employees
              8515 E Orchard Rd 2T2
              Greenwood Village, CO
              80111-5002                            175,133  6.43%

              Orchard Trust Company LLC TTEE
              Cust
              Webcor Builders 401K PSP
              P.O. Box 85484
              San Diego, CA 92186-5484            1,360,497 49.92%

              ALLIANCEBERNSTEIN FIXED-INCOME SHARES

              Sanford C Bernstein Fund Inc
              Overlay A Portfolio
              STIF-GOVT
              1345 Avenue Of Americas
              New York, NY 10105                297,245,759 11.28%

              Sanford C Bernstein Fund Inc
              Overlay B Portfolio
              STIF-GOVT
              1345 Avenue Of Americas
              New York, NY 10105                156,493,498  5.94%

              Sanford C Bernstein Fund Inc
              Tax Aware Overlay A Portfolio
              STIF-GOVT
              1345 Avenue Of Americas
              New York, NY 10105                566,278,879 21.48%


                                                                          D-29

                                                NO. OF
                                                SHARES      % OF
              NAME AND ADDRESS                  OF CLASS    CLASS
              ----------------------------------------------------
              Sanford C Bernstein Fund Inc
              Tax Aware Overlay B Portfolio
              STIF-GOVT
              1345 Avenue Of Americas
              New York, NY 10105                217,181,990  8.24%

              ALLIANCEBERNSTEIN GLOBAL BOND FUND

              CLASS A
              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523         11,417,906  5.63%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052         20,934,465 10.33%

              Morgan Stanley Smith Barney
              Harborside Financial Center
              Plaza II 3rd Floor
              Jersey City, NJ 07311              11,867,135  5.86%

              MLPF&S
              For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484        11,569,025  5.71%

              CLASS B
              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          1,055,067 10.66%

              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402               546,286  5.52%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          1,040,819 10.51%

              MLPF&S
              For The Sole Benefit Of Its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         1,545,763 15.61%

              CLASS C
              First Clearing, LLC
              Special Custody Acct For The
              Exclusive Benefit Of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          7,186,635  9.13%


                                                 NO. OF
                                                 SHARES     % OF
             NAME AND ADDRESS                    OF CLASS   CLASS
             -----------------------------------------------------
             MLPF&S
             For The Sole Benefit Of Its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484         20,622,750 26.21%

             Citigroup Global Markets
             House Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York, NY 10001-2402              5,743,056  7.30%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052           6,168,717  7.84%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II 3rd Floor
             Jersey City, NJ 07311                5,890,855  7.49%

             CLASS ADV
             First Clearing, LLC
             Special Custody Acct For The
             Exclusive Benefit Of Customer
             2801 Market St
             Saint Louis, MO 63103-2523           9,986,093 20.79%

             Citigroup Global Markets
             House Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York, NY 10001-2402              7,544,088 15.71%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484         20,082,851 41.81%

             CLASS R
             State Street Corporation TTEE
             C/F ADP Access
             1 Lincoln St
             Boston, MA 02111-2901                  806,995 64.53%

             CLASS K
             Orchard Trust Co LLC TTEE
             FBO Miami Diver Inc
             401(K) PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        27,889 22.09%

             Wilmington Trust Company C/F
             Torrance Health Association 403B P
             C/O Mutual Funds
             P.O. Box 8880
             Wilmington, DE 19899-8880               10,907  8.64%

             Providence Ear Nose & Throat
             Assoc Inc 401K PS Plan
             Steven W. Fisher TTEE
             2112 Providence Ave
             Chester, PA 19013-5507                   6,416  5.08%


D-30

                                                    NO. OF
                                                    SHARES   % OF
            NAME AND ADDRESS                        OF CLASS CLASS
            -------------------------------------------------------
            Orchard Trust Co LLC TTEE
            FBO The Office Furniture Warehouse
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         18,127  14.36%

            Orchard Trust Co LLC TTEE
            FBO Stoner, Albright & Company
            Retirement Plan
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         40,407  32.01%

            CLASS I
            Converse College
            580 E Main St
            Spartanburg, SC 29302-0006              451,585  55.14%

            Comerica Bank Trustee Clark Hill
            PLC Pension Plan
            P.O. Box 75000
            Detroit, MI 48275                       178,065  21.74%

            ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

            CLASS A
            Charles Schwab & Co.
            For The Exclusive Benefit Of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151             24,849   6.68%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               34,434   9.25%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              29,763   8.00%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                    29,658   7.97%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               24,084   6.47%

            CLASS B
            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              24,624  26.54%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                7,811   8.42%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS C
            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               43,338 29.90%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                21,845 15.07%

            CLASS ADV
            PIMS/Prudential Retirement
            As Nominee For The
            TTEE/Cust Pl 007
            AllianceBernstein L.P.
            1345 Avenue Of The Americas
            11th Floor
            New York, NY 10105-0302                  967,931 23.48%

            Vanguard FID Trust Co FBO
            Kaiser Perm Supp Re Pl
            P.O. Box 2600
            Valley Forge, PA 19482-2600              426,243 10.34%

            Vanguard FID Trust Co FBO
            Kaiser Perm Tax Shel Ann Pl
            P.O. Box 2600
            Valley Forge, PA 19482-2600              937,801 22.75%

            Vanguard Fiduciary Trust Co FBO
            Kaiser Permanente 401 K Ret Pl
            P.O. Box 2600
            Valley Forge, PA 19482-2600            1,380,653 33.49%

            CLASS R
            AllianceBernstein L.P.
            Attn: Brent Mather-Seed Acct
            1 N Lexington Ave
            White Plains, NY 10601-1712                  393 14.24%

            Chris Weddle FBO
            Weddle Industries 401K PSP &
            Trust
            7200 Hollister Ave Ste C
            Goleta, CA 93117-2884                      1,241 44.95%

            Dunbar & Brawn Construction
            FBO Alan Brawn
            401 K Suite 600
            805 South Wheatley
            Ridgeland, MS 39157                        1,078 39.06%

            CLASS K
            Orchard Trust Co LLC TTEE
            FBO New England Dermatology PC
            401(K) Plan And Trust
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          17,988 37.49%


                                                                          D-31

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Sanford Bernstein & Co LLC
             1 N Lexington Ave
             White Plains, NY 10601-1712             27,457  57.23%

             CLASS I
             AllianceBernstein L.P.
             Attn: Brent Mather-Seed Acct
             1 N Lexington Ave
             White Plains, NY 10601-1712                689  99.98%

             ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT
              FUND

             CLASS A
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             408,536   5.90%

             MLPF&S
             for the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            697,297  10.07%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             383,015   5.53%

             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              36,350   5.48%

             MLPF&S
             for the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             36,653   5.52%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              54,928   8.28%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             114,772   6.09%

             MLPF&S
             for the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            444,213  23.56%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             303,498  16.10%

             CLASS ADV
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             246,136  40.01%

             MLPF&S
             for the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             35,491   5.77%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II 3rd Floor
             Jersey City, NJ 07311                   50,336   8.18%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              53,244   8.65%

             CLASS R
             State Street Corporation TTEE
             C/F ADP Access
             1 Lincoln St
             Boston, MA 02111-2901                   37,998   7.44%

             CLASS K
             Orchard Trust Company LLC TTEE Cust
             AEA Investors LLC 401K Sav Pl
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111             37,029   5.41%

             CLASS I
             Group Pension Plan for Employees
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        17,208   7.88%

             FIIOC as Agent for Certain Employee
             Benefit Plans
             100 Magellan Way KWIC
             Covington, KY 41015-1987                47,826  21.90%

             Orchard Trust Company LLC TTEE Cust
             George Little Mgmt LLC 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484                21,208   9.71%

             Orchard Trust Company LLC TTEE Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484               111,921  51.24%


D-32

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

            CLASS A
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  759,997  5.73%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,009,516  7.62%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,044,292  7.88%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               695,334  5.25%

            State Street Corporation TTEE
            C/F ADP Access
            1 Lincoln St
            Boston, MA 02111-2901                    869,063  6.56%

            CLASS B
            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523                66,638  5.05%

            MLPF&S
            For The Sole Benefit Of Its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               98,340  7.45%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                77,380  5.86%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  270,644 12.38%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               225,765 10.33%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             MLPF&S
             For The Sole Benefit Of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            380,166  17.39%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             134,340   6.14%

             CLASS ADV
             Citigroup Global Markets
             333 West 34th St-3rd Floor
             New York, NY 10001-2402                 83,938   8.81%

             Collegebound Fund
             CBF-Global Thematic Growth
             Customized Allocation
             1345 Avenue Of The Americas
             New York, NY 10105-0302                215,715  22.64%

             First Clearing, LLC
             Special Custody Acct For The
             Exclusive Benefit Of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             110,982  11.65%

             LPL Financial
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             P.O. Box 509046
             San Diego, CA 92150-9046                48,791   5.12%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            154,134  16.18%

             PIMS Prudential Retirement
             As Nominee For The TTEE/CUST
             AllianceBernstein LP.
             1345 Avenue Of The Americas
             11th Floor
             New York, NY 10105-0302                145,172  15.24%

             CLASS R
             GPC Securities Inc Agent For
             Reliance Trust Company FBO
             Shoe Show, Inc. Ret. Savings Plan
             P.O. Box 79377
             Atlanta, GA 30357-7377                  17,720  19.07%

             GPC Securities Inc Agent For
             Reliance Trust Company FBO
             Signet Electronics Systems Inc 40IK
             P.O. Box 79377
             Atlanta, GA 30357-7377                   6,171   6.64%

             ING
             Enhanced K-Choice
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162                 11,878  12.79%


                                                                          D-33

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484              5,853   6.30%

             CLASS K
             Medical Consultants PC 401K Plan
             Attn: Gary Wangler
             Personal And Confidential
             2525 W University Ave Ste 300
             Muncie, IN 47303-3400                    6,110   8.39%

             Orchard Trust Company LLC TTEE Cust
             Varitronics Inc Employees Ps
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         3,697   5.08%

             Orchard Trust Co LLC TTEE
             FBO Fragomen Del Ray Bernsen &
             Loewy LLP
             8515 E Orchard Rd # 2T2
             Greenwood Village, CO 80111-5002        17,163  23.57%

             Orchard Trust Co LLC TTEE
             FBO Perelson Weiner
             401(K) Plan & Trust
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002         4,059   5.57%

             Stanley Creations Inc PSP
             1414 Willow Ave
             Melrose Park, PA 19027-3197              9,728  13.36%

             CLASS I
             MLPF&S
             For The Sole Benefit Of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             22,398  28.69%

             PIMS/Prudential Retirement
             As Nominee For The TTEE/Cust Pl
             Robert Wood Johnson Hospital
             181 Somerset St Ste 1
             New Brunswick, NJ 08901-2061            36,277  46.46%

             Wachovia Bank FBO
             TCS America 401 K Plan
             1525 West Wt Harris Blvd
             Charlotte, NC 28262-8522                17,142  21.96%

             ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

             CLASS A
             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6485            236,135   9.47%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             210,289   8.43%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             246,414   9.88%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II 3rd Floor
             Jersey City, NJ 07311                  128,482   5.15%

             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             132,069  16.83%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             45,029   5.74%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              77,546   9.88%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              88,772   8.33%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            200,507  18.81%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              63,115   5.92%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II 3rd Floor
             Jersey City, NJ 07311                   87,565   8.21%

             CLASS ADV
             LPL Financial
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             P.O. Box 509046
             San Diego, CA 92150-9046                19,732   6.65%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              24,422   8.23%


D-34

                                                   NO. OF
                                                   SHARES     % OF
            NAME AND ADDRESS                       OF CLASS   CLASS
            --------------------------------------------------------
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St FL 3
            New York, NY 10001-2402                    21,509  7.25%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                 20,514  6.91%

            Merrill Lynch
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484                36,573 12.33%

            MG Trust Company FBO
            Greenbrook IMA
            700 17th St Ste 300
            Denver, CO 80202-3531                      30,010 10.11%

            ALLIANCEBERNSTEIN GROWTH AND INCOME FUND

            CLASS A
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             28,000,306  7.20%

            MLPF&S
            For the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            26,286,346  6.76%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             21,035,587  5.41%

            State Street Corporation TTEE
            C/F ADP Access
            1 Lincoln St
            Boston, MA 02111-2901                  23,126,982  5.95%

            CLASS B
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523              2,450,975  7.23%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484             2,140,029  6.31%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052              3,073,991  9.06%


                                               NO. OF
                                               SHARES     % OF
               NAME AND ADDRESS                OF CLASS   CLASS
               --------------------------------------------------
               CLASS C
               Citigroup Global Markets
               House Account
               Attn: Cindy Tempesta
               333 W 34th St 3rd Floor
               New York, NY 10001-2402          6,555,280  10.34%

               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523       6,321,783   9.97%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484     16,214,114  25.57%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052       4,145,270   6.54%

               CLASS ADV
               Citigroup Global Markets
               333 West 34th St 3rd Floor
               New York, NY 10001-2402          5,048,982  18.71%

               Collegebound Fund
               CBF-Growth & Income
               Customized Portfolio 529 Plan
               1345 Avenue of the Americas
               New York, NY 10105-0302         13,635,341  50.52%

               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523       1,916,693   7.10%

               Merrill Lynch
               Mutual Fund Operations
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484      2,464,082   9.13%

               CLASS I
               Suntrust Bank
               Heritage Medical Assoc PC 401K
               PSP
               8515 E Orchard Rd #2T2
               Englewood, CO 80111-5002           465,625 100.00%

               CLASS K
               Gastrointestinal Spec Inc 401K
               PSP
               10 Presidential Blvd Ste 124
               Bala Cynwyd, PA 19004-1107          84,064   5.87%
               Nationwide Trust Company FSB
               C/O IPO Portfolio Accounting
               P.O. Box 182029
               Columbus, OH 43218-2029            112,769   7.87%


                                                                          D-35

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              Orchard Trust Company LLC TTEE Cust
              Advertising Council Inc
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      80,441   5.62%

              Orchard Trust Company LLC TTEE Cust
              Bowie Gridley Architects PLL 401K
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      87,054   6.08%

              Orchard Trust Company LLC TTEE Cust
              Karnak Corporation Savings &
              Investment Plan
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     105,270   7.35%

              Orchard Trust Company LLC TTEE Cust
              Minnesota Surgical Associates PA
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     134,713   9.40%

              Orchard Trust Company LLC TTEE Cust
              TIB Insurance Brokers Inc 401K
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     377,639  26.36%

              Orchard Trust Company LLC TTEE Cust
              Valensi Rose & Magaram
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      97,062   6.78%

              CLASS R
              GPC Securities Inc Agent for
              Reliance Trust Company FBO
              Delstar 401(K) Plan
              P.O. Box 79377
              Atlanta, GA 30357-7377               128,230  14.01%

              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999              195,733  21.39%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484          161,073  17.60%

              MG Trust Co Cust FBO
              Engines Inc 401K PS
              700 17th St., Ste 300
              Denver, CO 80202-3531                 48,951   5.35%

              MG Trust Co Cust FBO
              Redmon Peyton & Braswell LLP
              700 17th St., Ste 300
              Denver, CO 80202-3531                 62,664   6.85%

              MG Trust Co Cust FBO
              Southern Marketing Affiliates
              700 17th St., Ste 300
              Denver, CO 80202-3531                 80,122   8.76%


                                                   NO. OF
                                                   SHARES     % OF
            NAME AND ADDRESS                       OF CLASS   CLASS
            --------------------------------------------------------
            ALLIANCEBERNSTEIN HIGH INCOME FUND

            CLASS A
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                 6,845,560  5.69%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523              9,019,745  7.50%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Flr
            Jacksonville, FL 32246-6484             9,429,798  7.84%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             11,518,503  9.58%

            CLASS B
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                   269,043  5.71%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523                625,698 13.29%

            MLPF&S
            for the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Flr
            Jacksonville, FL 32246-6484               468,843  9.96%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                454,203  9.65%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                 7,044,456 15.47%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523              5,034,613 11.05%


D-36

                                                   NO. OF
                                                   SHARES     % OF
            NAME AND ADDRESS                       OF CLASS   CLASS
            --------------------------------------------------------
            MLPF&S
            for the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Flr
            Jacksonville, FL 32246-6484            10,429,690 22.90%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II, 3rd Floor
            Jersey City, NJ 07311                   2,389,692  5.25%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052              2,987,470  6.56%

            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                 5,075,981 17.48%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523              7,410,390 25.52%

            LPL Financial
            FBO Customer Accounts
            Attn: Mutual Fund Operations
            P.O. Box 509046
            San Diego, CA 92150-9046                1,595,973  5.50%

            MLPF&S
            For the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Flr
            Jacksonville, FL 32246-6484             7,202,836 24.80%

            PIMS/Prudential Retirement
            as Nominee for the TTEE/CUST
            AllianceBernstein L.P.
            1345 Avenue of the Americas
            11th Floor
            New York, NY 10105-0302                 1,530,246  5.27%

            CLASS I
            MAC & Co
            Attn: Mutual Fund Ops
            P.O. Box 3198
            Pittsburgh, PA 15230-3198               1,122,510 94.49%

            CLASS K
            Frontier Trust Co FBO
            Alexander Nicholson Inc Profit SH
            P.O. Box 10758
            Fargo, ND 58106-0758                        9,887  5.78%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Joseph R. Burlin
            401(k) Profit Sharing Plan
            1805 North Carolina Street, Suite 405
            Stockton, CA 95204                        21,743 12.72%

            Orchard Trust Company LLC TTEE
            Cust
            Chastang Enterprises Inc. 401K Plan
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          11,172  6.54%

            Orchard Trust Company LLC TTEE Cust
            Informa Fin Infor Inc Def Comp Pl
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          34,949 20.44%

            Orchard Trust Company LLC TTEE Cust
            TIB Insurance Brokers Inc. 401K
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          34,652 20.27%

            Orchard Trust Company LLC TTEE Cust
            Valensi Rose & Magaram
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          30,432 17.80%

            CLASS R
            Capital Bank & Trust Company Cust
            FBO Advanced Analogic
            Technologies Inc. 401K Plan
            C/O PlanPremier/FASCore, LLC
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          60,100  5.12%

            ING
            Enhanced K-Choice
            Trustee: Reliance Trust Company
            400 Atrium Drive
            Somerset, NJ 08873-4162                  178,240 15.19%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484              275,046 23.44%

            NFS LLC FEBO
            Reliance Trustco Trustee Custodian
            TR FBO Various Ret Plans
            1150 S Olive Street
            Los Angeles, CA 90015-2211                64,944  5.53%

            ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

            CLASS A
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484            6,101,052  8.26%


                                                                          D-37

                                                    NO. OF
                                                    SHARES    % OF
            NAME AND ADDRESS                        OF CLASS  CLASS
            --------------------------------------------------------
            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II, 3rd Floor
            Jersey City, NJ 07311                   5,458,999  7.39%

            CLASS B
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                   469,587 12.38%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523                417,496 11.00%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484               600,853 15.84%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                301,772  7.95%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, Floor 3
            New York, NY 10001-2402                 2,684,391 16.62%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523              1,188,381  7.36%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484             4,221,003 26.13%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II, 3rd Floor
            Jersey City, NJ 07311                     899,637  5.57%

            CLASS ADV
            Charles Schwab & Co.
            For the Exclusive Benefit of Customers
            Mutual Fund Operations
            101 Montgomery Street
            San Francisco, CA 94104-4151            7,320,256 30.71%


                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             Citigroup Global Markets
             House Account
             Attn: Cindy Tempesta
             333 West 34th Street, Floor 3
             New York, NY 10001-2402               1,624,966  6.82%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market Street
             Saint Louis, MO 63103-2523            3,871,215 16.24%

             MassMutual Financial Group Cust
             FBO Massachusetts Mutual
             Insurance Company
             1295 State Street #C105
             Springfield, MA 01111-0001            1,711,082  7.18%

             Merrill Lynch
             Mutual Fund Admin
             4800 Deer Lake Drive East, 2nd Floor
             Jacksonville, FL 32246-6484           2,641,786 11.08%

             CLASS I
             APS Foundation, Inc.
             400 N 5th Street
             Phoenix, AZ 85004-3902                  164,623  6.68%

             DCGT Trustee & OR Custodian
             FBO Principal Financial Group
             Qualified Prin Advtg Omnibus
             Attn: NPIO Trade Desk
             711 High Street
             Des Moines, IA 50392-0001               352,674 14.32%

             Sanford Bernstein & Co., LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712             357,538 14.52%

             Sanford Bernstein & Co., LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712             621,380 25.23%

             Wells Fargo Bank NA Custodian
             FBO Penn State Milton S Hershey
             Med Cn
             C/O Fascore, LLC
             8515 East Orchard Road 2T2
             Greenwood Village, CO 80111-5002        414,804 16.84%

             Wells Fargo Bank, NA FBO
             Good Sam Hosp PP
             P.O. Box 1533
             Minneapolis, MN 55480-1533              195,154  7.92%

             CLASS K
             AIG Retirement Services Company
             FBO Morristown-Hamblen Hospital
             401K Plan
             2929 Allen Parkway A6-20
             Houston, TX 77019-2155                   78,323  8.05%


D-38

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd
            Floor
            Jacksonville, FL 32246-6484               78,154  8.03%

            Nationwide Trust Company FSB
            C/O IPO Portfolio Accounting
            P.O. Box 182029
            Columbus, OH 43218-2029                  321,313 33.02%

            NFS LLC FEBO
            State Street Bank Trust Co.
            TTEE Various Retirement Plans
            4 Manhattanville Road
            Purchase, NY 10577-2139                   66,490  6.83%

            Orchard Trust Co LLC Trust/Cust
            FBO Retirement Plans
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002          63,954  6.57%

            Wilmington Trust Co. Custodian
            FBO
            Littleton Regional Hosp Tax
            Shelter
            C/O Mutual Funds
            P.O. Box 8880
            Wilmington, DE 19899-8880                 58,330  5.99%

            CLASS R
            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                  695,099 20.32%
            Merrill Lynch
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484              428,962 12.54%

            ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

            CLASS A
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523             3,834,528  7.64%

            Merrill Lynch Life Insurance
            Company ML - IRA Annuity
            4333 Edgewood Road NE
            Cedar Rapids, IA 52499-0001            4,902,694  9.76%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484            5,578,025 11.11%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             2,953,850  5.88%

            CLASS B
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484              598,211 10.89%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               308,526  5.62%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 West 34th Street, 3rd Floor
            New York, NY 10001-2402                  869,107  8.00%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market Street
            Saint Louis, MO 63103-2523             1,251,469 11.52%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Drive East, 2nd Floor
            Jacksonville, FL 32246-6484            3,022,767 27.83%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               599,588  5.52%

            CLASS ADV
            Citigroup Global Markets
            333 West 34th Street, 3rd Floor
            New York, NY 10001-2402                  953,756  6.80%

            CollegeBound Fund
            CBF - Premier Growth
            Customized Allocation 529 Plan
            1345 Avenue of the Americas
            New York, NY 10105-0302                1,823,260 13.00%

            CLASS I
            NFS LLC FEBO
            State Street Bank Trust Co
            TTEE Various Retirement Plans
            4 Manhattanville Road
            Purchase, NY 10577-2139                  588,625 39.02%

            Orchard Trust Company LLC TTEE
            Cust
            George Little Mgmt LLC 401(k) PSP
            8515 East Orchard Road 2T2
            Greenwood Village, CO 80111-5002         123,861  8.21%


                                                                          D-39

                                                   NO. OF
                                                   SHARES    % OF
             NAME AND ADDRESS                      OF CLASS  CLASS
             ------------------------------------------------------
             Orchard Trust Company LLC TTEE
             Cust
             J. D'Addario & Company
             8515 East Orchard Road 2T2
             Greenwood Village, CO 80111-5002         85,201  5.65%

             PIMS/Prudential Retirement
             as Nominee for the TTEE/CUST
             AllianceBernstein L.P.
             1345 Avenue of the Americas
             11th Floor
             New York, NY 10105-0302                 386,382 25.61%

             Wilmington Trust RISC TTEE FBO
             MAXXAM Inc Pension Plan
             P.O. Box 52129
             Phoenix, AZ 85072-2129                   86,193  5.71%

             CLASS K
             Kauff Mc Clain & Mc Guire
             401K
             950 3rd Ave Fl 15
             New York, NY 10022-2729                 171,637  8.74%

             CLASS R
             Emjayco FBO
             Keppler Associates, Inc. 401K
             8515 East Orchard Road #2T2
             Greenwood Village, CO 80111-5002         13,448  7.70%

             Jimmy R. Adkins FBO
             Jackson Howell & Associates 401K
             PSP & Trust
             7240 Goodlett Farms Parkway
             Suite 101
             Cordova, TN 38106-4925                   11,109  6.36%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Drive East, 2nd Floor
             Jacksonville, FL 32246-6484              31,456 18.01%

             Penfirn Co.
             P.O. Box 3327
             Omaha, NE 68103-0327                     14,325  8.20%

             ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND--
              CALIFORNIA PORTFOLIO

             CLASS A
             Citigroup Global Markets
             House Account
             Attn: Cindy Tempesta
             333 W 34th St Fl 3
             New York NY, 10001-2402               4,782,757  8.57%

             First Clearing, LLC
             Special Custody Acct For The
             Exclusive Benefit Of Customer
             2801 Market St
             Saint Louis, MO 63103-2523            5,835,555 10.46%


                                                NO. OF
                                                SHARES    % OF
                NAME AND ADDRESS                OF CLASS  CLASS
                ------------------------------------------------
                MLPF&S
                For The Sole Benefit Of Its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484     4,372,629  7.84%

                Morgan Stanley Smith Barney
                Harborside Financial Center
                Plaza II 3rd Floor
                Jersey City, NJ 07311           4,100,777  7.35%

                CLASS B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th St Fl 3
                New York, NY 10001-2402            59,396 10.66%

                First Clearing, LLC
                Special Custody Acct For The
                Exclusive Benefit Of Customer
                2801 Market St
                Saint Louis, MO 63103-2523         42,635  7.65%

                MLPF&S
                For The Sole Benefit Of Its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484        60,564 10.87%

                Morgan Stanley Smith Barney
                Harborside Financial Center
                Plaza II 3rd Floor
                Jersey City, NJ 07311              31,873  5.72%

                CLASS C
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th St Fl 3
                New York, NY 10001-2402         1,234,413 11.25%

                First Clearing, LLC
                Special Custody Acct For The
                Exclusive Benefit Of Customer
                2801 Market St
                Saint Louis, MO 63103-2523      1,184,934 10.80%

                MLPF&S
                For The Sole Benefit Of Its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484     2,691,227 24.53%

                Morgan Stanley Smith Barney
                Harborside Financial Center
                Plaza II 3rd Floor
                Jersey City, NJ 07311             807,544  7.36%


D-40

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  224,796 20.28%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               396,161 35.75%

            Merrill Lynch
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              233,982 21.11%

            NFS LLC FEBO
            Clinton Wayne London TTEE
            Clinton Wayne London INT VIVO TR
            U/A 1/30/91
            6400 Sierra Hills Ct
            Bakersfield, CA 93308-6507               119,601 10.79%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND--
             ALLIANCEBERNSTEIN HIGH INCOME MUNICIPAL
             PORTFOLIO

            CLASS A
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                1,847,671 15.08%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               979,745  8.00%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              745,180  6.08%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                  2,175,528 17.76%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,104,533  9.01%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                1,050,993 23.47%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               548,018 12.24%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              446,273  9.97%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                  1,036,295 23.14%

            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  527,871  9.39%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               419,104  7.45%

            LPL Financial
            FBO Customer Accounts
            Attn: Mutual Fund Operations
            P.O. Box 509046
            San Diego, CA 92150-9046                 407,576  7.25%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            2,366,378 42.08%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               830,789 14.77%

            Sanford Bernstein & Co LLC
            1 N Lexington Ave
            White Plains, NY 10601-1712              462,707  8.23%


                                                                          D-41

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND--
             NATIONAL PORTFOLIO

            CLASS A

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             6,038,187  8.68%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            4,810,326  6.91%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             4,478,647  6.44%

            CLASS B
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                   83,779  5.81%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               174,351 12.09%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              217,901 15.12%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               133,303  9.25%

            CLASS C
            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,508,954 10.25%

            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            4,707,963 31.99%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                    742,283  5.04%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,169,472  7.95%

            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  543,635  8.99%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               832,192 13.76%

            Merrill Lynch
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,114,181 18.42%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND--NEW
             YORK PORTFOLIO

            CLASS A
            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             2,916,675  5.79%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             9,457,615 18.76%

            CLASS B
            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              162,045  5.91%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               405,396 14.78%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  434,940  5.25%

            First Clearing, LLC
            Special Custody Acct For The
            Exclusive Benefit Of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               874,006 10.55%


D-42

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            MLPF&S
            For The Sole Benefit Of Its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,495,121 18.04%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,066,085 12.86%

            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  877,733 78.21%

            Merrill Lynch
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              112,021  9.98%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             ARIZONA PORTFOLIO

            CLASS A
            Edward D Jones & Co
            Attn: Mutual Fund Shareholder Acctg
            201 Progress Pkwy
            Maryland Heights, MO 63043-3009          721,253  5.05%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               796,877  5.58%

            MLPF&S
            For the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              841,078  5.89%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,140,362  7.98%

            Wells Fargo Investments LLC
            FBO Customer Accounts
            Attn: Mutual Fund Operations
            625 Marquette Ave S 13th Floor
            Minneapolis, MN 55402-2323               890,855  6.24%

            CLASS B
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                48,923 10.94%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS C
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               370,899 11.06%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              417,008 12.43%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             MASSACHUSETTS PORTFOLIO

            CLASS A
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,129,775  6.83%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,399,619  8.46%

            CLASS B
            MLPF&S
            For the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               28,845  5.99%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                     31,220  6.49%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                52,588 10.93%

            CLASS C
            Merrill Lynch
            Mutual Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              359,093  6.34%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                    417,931  7.38%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             MICHIGAN PORTFOLIO

            CLASS A
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  616,329  9.11%


                                                                          D-43

                                                NO. OF
                                                SHARES    % OF
                NAME AND ADDRESS                OF CLASS  CLASS
                ------------------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052        480,752  7.10%

                CLASS B
                MLPF&S
                For the Sole Benefit of its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484        58,689 18.10%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052         36,851 11.37%

                CLASS C
                First Clearing, LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                2801 Market St
                Saint Louis, MO 63103-2523        235,949  7.23%

                MLPF&S
                For the Sole Benefit of its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484       459,296 14.07%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052        344,595 10.56%

                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
                 MINNESOTA PORTFOLIO

                CLASS A
                NFS LLC FEBO
                Bremer Trust
                P.O. Box 986
                Saint Cloud, MN 56302-0986      1,028,011  9.99%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      1,352,018 13.13%

                Wells Fargo Investments LLC
                FBO Customer Accounts
                Attn: Mutual Fund Operations
                625 Marquette Ave S 13th Floor
                Minneapolis, MN 55402-2323        576,100  5.60%

                CLASS B
                Ameritrade Inc FBO
                P.O. Box 2226
                Omaha, NE 68103-2226                5,162  6.95%

                Cory J Bethell &
                Tracy Nahan Bethell TTEES
                Bethell Living Trust
                U/A DTD 04/20/2009
                2668 Waterford Ct
                Saint Cloud, MN 56301-1716          6,380  8.59%


                                                 NO. OF
                                                 SHARES    % OF
              NAME AND ADDRESS                   OF CLASS  CLASS
              ---------------------------------------------------
              Kevin John Strangler &
              Sheila Catherine Strangler JTWROS
              8212 Archer LN N
              Osseo, MN 55311-1852                   4,798  6.46%

              MLPF&S
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484            7,133  9.61%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052             3,718  5.01%

              CLASS C
              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523           105,231  5.28%

              MLPF&S
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484          223,495 11.21%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052           364,587 18.29%

              ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
               NEW JERSEY PORTFOLIO

              CLASS A
              Citigroup Global Markets House
              Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402              774,616  5.87%

              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523         1,180,732  8.94%

              MLPF&S
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484          733,062  5.55%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052           712,163  5.39%


D-44

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS B
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523                90,492 17.70%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               68,541 13.41%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                40,394  7.90%

            CLASS C
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  195,380  5.01%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               743,365 19.06%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,000,586 25.66%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                    212,327  5.44%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               211,204  5.42%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             OHIO PORTFOLIO

            CLASS A
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  850,697  7.24%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,271,103 10.82%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,010,592  8.60%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,245,696 10.60%

            CLASS B
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523                26,453  5.14%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               97,704 18.99%

            CLASS C
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  327,828  7.68%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               539,687 12.64%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              934,673 21.89%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             PENNSYLVANIA PORTFOLIO

            CLASS A
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  627,208  6.26%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,141,210 11.38%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              603,417  6.02%


                                                                          D-45

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               620,369  6.19%

            CLASS B
            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523                44,155  9.35%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               49,069 10.39%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                59,105 12.52%

            CLASS C
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  213,427  7.89%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               632,628 23.40%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              719,767 26.62%

            ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II--
             VIRGINIA PORTFOLIO

            CLASS A
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                1,569,996  8.57%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             2,833,947 15.47%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,940,427 10.59%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,488,658  8.13%

            CLASS B
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                   31,388  6.81%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               118,783 25.78%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               35,878  7.79%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052                45,007  9.77%

            CLASS C
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  322,638  6.06%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,297,068 24.35%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,196,498 22.46%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               273,840  5.14%

            ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

            CLASS B
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484              135,334  5.17%


D-46

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               209,985  8.02%

            CLASS C
            Citigroup Global Markets House
            Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  198,077  6.88%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               169,730  5.89%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6486              476,453 16.54%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               181,949  6.32%

            CLASS ADV
            Collegebound Fund
            CBF-Small/Mid-Cap Growth
            Customized Portfolio 529 Plan
            1345 Avenue of the Americas
            New York, NY 10105-0302                4,759,325 68.53%

            PIMS/Prudential Retirement
            As Nominee for the TTEE/Cust Pl
            AllianceBernstein L.P.
            1345 Avenue of the Americas
            11th Floor
            New York, NY 10105-0302                  706,963 10.18%

            CLASS R
            American United Life Cust FBO
            American United Trust
            One American Square
            P.O. Box 1995
            Indianapolis, IN 46206-9102               81,855 16.19%

            BPPR As Trustee FBO
            Tome & Ubinas Radio Oncology
            Center Retirement Plan
            Popular Street Building
            153 Ponce de Leon Avenue, 8th Floor
            San Juan, PR 00917                        26,644  5.27%

            GPC Agent for Reliance Trust Co FBO
            Tri-State Trailer Sales Inc 401K
            P.O. Box 79377
            Atlanta, GA 30357-7377                    36,794  7.28%


                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ---------------------------------------------------
              GPC Securities Inc Agent for
              Reliance Trust Company FBO
              Dan's Farm Supply PSP
              P.O. Box 79377
              Atlanta, GA 30357-7377               40,342   7.98%

              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999             133,369  26.38%

              MG Trust Company Cust FBO
              Normandy Real Estate
              Management LL
              700 17th St Suite 300
              Denver, CO 80202-3531                26,478   5.24%

              CLASS K
              Nationwide Trust Company FSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029             234,799  32.90%

              Orchard Trust Co LLC TTEE
              FBO IAI North America 401(K) Plan
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     44,118   6.18%

              Orchard Trust Co LLC TTEE
              FBO Mahoney Ulbrich Christiansen &
              Russ PA PSP & Trust
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     42,768   5.99%

              Orchard Trust Company LLC TTEE
              Cust
              Muncie Surgical Associates Inc PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     55,101   7.72%

              Orchard Trust Company LLC TTEE
              Cust
              Palm Beach Heart Assoc PA PSP
              8515 E Orchard Road 2T2
              Greenwood Village, CO 80111-5002     60,098   8.42%

              Orchard Trust Company LLC TTEE
              Cust
              Star CNC Machine Tool Corp 401K Pl
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111          41,849   5.68%

              CLASS I
              Orchard Trust Company LLC TTEE
              Cust
              Webcor Builders 401K PSP
              P.O. Box 85484
              San Diego, CA 92186-5484            165,486  14.78%


                                                                          D-47

                                                  NO. OF
                                                  SHARES   % OF
              NAME AND ADDRESS                    OF CLASS CLASS
              ---------------------------------------------------
              Sanford Bernstein & Co. LLC
              1 N Lexington Ave
              White Plains, NY 10601-1712         763,172  68.17%

              Sanford Bernstein & Co. LLC
              1 N Lexington Ave
              White Plains, NY 10601-1712         189,635  16.94%

              ALLIANCEBERNSTEIN TRUST--VALUE FUND

              CLASS A
              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          589,941   6.08%

              MLPF&S for the Sole Benefit of its
              Customers
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         864,594   8.92%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          722,859   7.45%

              CLASS B
              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          106,848   7.33%

              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         148,353  10.18%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          169,451  11.62%

              CLASS C
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402             261,236   8.87%

              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523          177,197   6.02%

              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         813,814  27.64%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          232,466   7.89%


                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             CLASS ADV
             Collegebound Fund
             AllianceBernstein Value Fund
             Customized Allocation
             1345 Avenue Of The Americas
             New York, NY 10105-0302              3,893,487 10.14%

             CLASS R
             American United Life Cust
             FBO AUL American Group Retirement
             Annuity
             One American Square
             P.O. Box 1995
             Indianapolis, IN 46206-9102             55,879 13.82%

             Hartford Life Insurance Company
             Separate Account 401
             Attn: UIT Operations
             P.O. Box 2999
             Hartford, CT 06104-2999                 71,912 17.79%

             ING
             Enhanced K-Choice
             Trustee: Reliance Trust Company
             400 Atrium Drive
             Somerset, NJ 08873-4162                 27,779  6.87%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484             58,568 14.49%

             MG Trust Company Cust. FBO
             American Society of Consultant Phar
             700 17th Street
             Suite 300
             Denver, CO 80202-3531                   23,604  5.84%

             MG Trust Company Cust FBO
             Specialized Construction Inc
             700 17th Street Suite 300
             Denver, CO 80202-3531                   22,175  5.49%

             CLASS K
             Orchard Trust Company LLC TTEE Cust
             Advertising Council Inc
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        36,825  5.77%

             Orchard Trust Company LLC TTEE Cust
             Chastang Enterprises Inc 401K PL
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        33,794  5.30%

             Orchard Trust Company LLC TTEE Cust
             Crystal Steel 401K Plan
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        32,154  5.04%

             Orchard Trust Company LLC TTEE Cust
             Informa Fin Infor Inc Def Comp Pl
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        36,909  5.78%


D-48

                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             Orchard Trust Company LLC TTEE Cust
             Minnesota Surgical Associates PA
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        66,302 10.39%

             Orchard Trust Company LLC TTEE Cust
             Muncie Surgical Associates Inc PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       156,045 24.45%

             CLASS I
             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484          2,244,575 88.67%

             T Rowe Price Retirement Plan
             Services Retirement Plan Clients
             4515 Painters Mill Rd
             Owings Mills, MD 21117-4903            247,434  9.78%

             ALLIANCEBERNSTEIN TRUST--SMALL/MID CAP VALUE
              FUND

             CLASS A
             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484          1,829,347  5.23%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052           2,299,226  6.58%

             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             238,272  6.75%

             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             4800 Deer Lake Dr., East 2nd Flr
             Jacksonville, FL 32246-6484            374,198 10.60%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             388,139 11.00%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             696,266  7.49%


                                                  NO. OF
                                                  SHARES    % OF
              NAME AND ADDRESS                    OF CLASS  CLASS
              ----------------------------------------------------
              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         1,773,661 19.07%

              Morgan Stanley Smith Barney
              Harborside Financial Center
              Plaza II 3rd Floor
              Jersey City, NJ 07311                 565,902  6.09%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052            702,178  7.55%

              CLASS ADV
              Charles Schwab & Co. for the
              Exclusive Benefit of Customers
              Mutual Fund Operations
              101 Montgomery Street
              San Francisco, CA 94104-4151        1,521,990  9.22%

              Collegebound Fund
              CBF-Alliance Bernstein Small Cap
              Customized Allocation 529 Plan
              1345 Avenue of the Americas
              New York, NY 10105-0302             2,261,882 13.70%

              MAC & Co
              Attn: Mutual Fund OPS
              P.O. Box 3198
              Pittsburgh, PA 15230-3198           1,311,176  7.94%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         1,968,934 11.93%

              NFS LLC FEBO
              US Bank National Association
              Omnibus--Reinvest/Reinvest
              1555 N Rivercenter Dr Ste 302
              Milwaukee, WI 53212-3958            1,951,139 11.82%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052          1,103,934  6.69%

              CLASS R
              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT operations
              P.O. Box 2999
              Hartford, CT 06104-2999               955,366 18.83%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484           478,893  9.44%


                                                                          D-49

                                                  NO. OF
                                                  SHARES    % OF
              NAME AND ADDRESS                    OF CLASS  CLASS
              ----------------------------------------------------
              Minnesota Life Separate Account
              (An Insurance Co Exempt GR
              Annuity)
              400 Robert Street North
              Saint Paul, MN 55101-2037             357,604  7.05%

              CLASS K
              AIG Retirement Services Company
              FBO AIGFSB Cust TTEE FBO
              Kelsey-Seybold Health System
              2929 Allen Parkway A6-20
              Houston, TX 77019-2155                155,099  6.35%

              Nationwide Trust Company FSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029               580,498 23.76%

              Nationwide Life Insurance Company
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029               328,103 13.43%

              CLASS I
              ING National Trust
              As Trustee or Custodian for
              Core Market Retirement Plans
              1 Heritage Drive
              North Quincy, MA 02171-2105         2,594,018 23.11%

              JP Morgan Chase Bank as TTEE FBO
              Hospira 401(K) Retirement Savings
              Plan
              C/O JP Morgan RPS Mgmt Rptg Team
              9300 Ward Parkway
              Kansas City, MO 64114-3317          1,393,555 12.42%

              MAC & Co
              FBO Mercer
              Attn: Mutual Fund Operations
              P.O. Box 3198
              525 William Penn Place
              Pittsburgh, PA 15230-3198           2,509,184 22.36%

              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr East 2nd Flr
              Jacksonville, FL 32246-6484         2,066,460 18.41%

              ALLIANCEBERNSTEIN TRUST--INTERNATIONAL VALUE
               FUND

              CLASS A
              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484         6,877,430  7.29%


                                                  NO. OF
                                                  SHARES     % OF
            NAME AND ADDRESS                      OF CLASS   CLASS
            -------------------------------------------------------
            Morgan Stanley Smith Barney
            Harborside Financial Center Plaza II
            3rd Floor
            Jersey City, NJ 07311                 11,762,992 12.47%

            CLASS B
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  512,676 10.14%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               576,437 11.40%

            MLPF&S for the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr., East 2nd Flr
            Jacksonville, FL 32246-6484              678,503 13.42%

            Morgan Stanley Smith Barney
            Harborside Financial Center Plaza II
            3rd Floor
            Jersey City, NJ 07311                    344,400  6.81%

            Pershing LLC
            P.O. Box 2052
            Jersey City NJ 07303-2052                375,397  7.42%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                3,363,691 15.64%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,365,061  6.35%

            MLPF&S for the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr., East 2nd Flr
            Jacksonville, FL 32246-6484            6,113,217 28.42%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                  1,782,019  8.28%

            CLASS ADV
            Citigroup Global Markets
            333 West 34th St FL 3
            New York, NY 10001-2402               20,006,495 22.89%


D-50

                                                NO. OF
                                                SHARES     % OF
              NAME AND ADDRESS                  OF CLASS   CLASS
              ---------------------------------------------------
              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523        17,406,171 19.91%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484        4,847,655  5.55%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052        10,087,669 11.54%

              CLASS R
              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            1,542,968 23.76%

              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484        1,123,814 17.31%

              CLASS K
              Nationwide Life Insurance
              Company
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029              709,973  6.10%

              Nationwide Trust Company FSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029            3,915,950 33.62%

              PRIAC Cust
              FBO Various Retirement Plans
              Invest Prod & Adv Serv H09
              280 Trumbull St
              One Commercial Plaza
              Hardford, CT 06103-3509            3,144,858 27.00%

              State Of Florida Employees
              Deferred Comp Plan
              FBO Participating Employees
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029            1,485,912 12.76%

              CLASS I
              FIIOC as Agent For Certain
              Employee Benefit Plans
              100 Magellan Way KWIC
              Covington, KY 41015-1987           1,818,397  6.03%

              MAC & Co
              Attn: Mutual Fund OPS
              P.O. Box 3198
              Pittsburgh, PA 15230-3198          1,554,059  5.15%


                                                  NO. OF
                                                  SHARES    % OF
              NAME AND ADDRESS                    OF CLASS  CLASS
              ----------------------------------------------------
              NFS LLC FEBO
              Northern Trust Co
              P.O. Box 92956
              Chicago, IL 60675-0001              3,149,291 10.45%

              Sanford Bernstein & Co. LLC
              1 N Lexington Avenue
              White Plains, NY 10601-1712         1,616,525  5.36%

              Sanford Bernstein & Co. LLC
              One North Lexington Avenue
              White Plains, NY 10601-1712         1,864,857  6.19%

              Sanford Bernstein & Co. LLC
              1 N Lexington Ave
              White Plains, NY 10601-1712         3,805,521 12.62%

              Vanguard Fiduciary Trust Company
              FBO AIG Plan
              P.O. Box 2600
              Valley Forge, PA 19482-2600         3,280,141 10.88%

              ALLIANCEBERNSTEIN TRUST--GLOBAL VALUE FUND

              CLASS B
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402                46,509  9.97%

              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523             31,784  6.81%

              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484            70,057 15.02%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052             33,748  7.23%

              CLASS C
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W 34th St Fl 3
              New York, NY 10001-2402                88,858 11.14%

              First Clearing, LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              2801 Market St
              Saint Louis, MO 63103-2523            102,747 12.88%


                                                                          D-51

                                                  NO. OF
                                                  SHARES    % OF
              NAME AND ADDRESS                    OF CLASS  CLASS
              ----------------------------------------------------
              MLPF&S for the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr., East 2nd Flr
              Jacksonville, FL 32246-6484           124,896 15.66%

              Morgan Stanley Smith Barney
              Harborside Financial Center
              Plaza II 3rd Floor
              Jersey City, NJ 07311                  63,022  7.90%

              CLASS ADV
              NFS LLC FEBO
              City National Bank
              FBO Irell & Manella Pooled ACC
              225 Broadway Fl 5
              San Diego, CA 92101-5005              617,155  8.15%

              Orchard Trust Co LLC TTEE
              FBO Fragomen Del Ray Bernsen &
              Loewy LLP
              8515 E Orchard Rd 2T2
              Greenwood Village,
              CO 80111-5002                         547,321  7.23%

              PIMS/Prudential Retirement
              As Nominee for the TTEE/CUST PL
              007
              AllianceBernstein L.P.
              1345 Avenue of the Americas
              11th Floor
              New York, NY 10105-0302             2,681,809 35.40%

              CLASS R
              American United Life Cust
              FBO AUL American Group
              Retirement Annuity
              One American Square
              P.O. Box 1995
              Indianapolis, IN 46206-9102            42,463 17.72%

              American United Life Cust FBO
              American United Trust
              One American Square
              P.O. Box 1995
              Indianapolis, IN 46206-9102            41,100 17.16%

              GPC Securities Inc agent for
              Reliance Trust Company FBO
              Cape Systems Group, Inc Ret. Plan
              P.O. Box 79377
              Atlanta, GA 30357-7377                 13,081  5.46%

              Hartford Life Insurance Company
              Separate Account 401
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999                41,730 17.42%


                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              ING
              Enhanced K-Choice
              Trustee: Reliance Trust Company
              400 Atrium Drive
              Somerset, NJ 08873-4162               50,913  21.25%

              CLASS K
              Nationwide Trust Company FSB
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029               11,198   6.42%

              Orchard Trust Company LLC TTEE Cust
              Cohen Pontai Lieberman & Pavane
              8515 E Orchard Road 2T2
              Greenwood Village, CO 80111-5002      35,639  20.44%

              Orchard Trust Co LLC TTEE
              FBO Aronson Security Group Inc
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      17,831  10.23%

              Orchard Trust Co LLC TTEE
              FBO Keane And Beane PC 401 K
              C/O Fascore LLC
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      16,339   9.37%

              Orchard Trust Co LLC TTEE
              FBO New England Dermatology PC
              401(K) Plan And Trust
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      23,235  13.33%

              Orchard Trust Co LLC TTEE
              FBO Sperber Denenberg & Kahan
              PC Profit Sharing Plan
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      23,659  13.57%

              Orchard Trust Company LLC TTEE
              Cust
              FBO TS-Arion Systems Inc PSP
              8515 E Orchard Road 2T2
              Greenwood Village, CO 80111-5002      10,199   5.85%

              CLASS I
              Orchard Trust Company LLC TTEE Cust
              George Little Mgmt LLC 401K PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     139,116   5.47%

              Orchard Trust Company LLC TTEE Cust
              Worldwide Dreams Deferred Comp PL
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111          159,850   6.29%

              Sanford Bernstein & Co. LLC
              1 N Lexington Ave
              White Plains, NY 10601-1712          911,810  35.86%


D-52

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Sanford Bernstein & Co. LLC
            1 N Lexington Ave
            White Plains, NY 10601-1712            1,315,013 51.72%

            THE ALLIANCEBERNSTEIN PORTFOLIOS--
             ALLIANCEBERNSTEIN GROWTH FUND

            CLASS A
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                1,221,599  7.80%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523             1,214,999  7.75%

            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,253,894  8.00%

            CLASS C
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                  302,674 10.20%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523               263,993  8.90%

            MLPF&S
            For the Sole Benefit of its
            Customers
            Attn: Fund Admin
            4800 Deer Lake Dr. East 2nd Flr
            Jacksonville, FL 32246-6484              622,558 20.99%

            Morgan Stanley Smith Barney
            Harborside Financial Center
            Plaza II 3rd Floor
            Jersey City, NJ 07311                    179,657  6.06%

            CLASS ADV
            Citigroup Global Markets
            House Account
            Attn: Cindy Tempesta
            333 W 34th St Fl 3
            New York, NY 10001-2402                   17,972  6.21%

            First Clearing, LLC
            Special Custody Acct for the
            Exclusive Benefit of Customer
            2801 Market St
            Saint Louis, MO 63103-2523                50,419 17.42%


                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            Merrill Lynch
            Mutual Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484               25,954  8.97%

            PIMS/Prudential Retirement
            as Nominee for the TTEE/CUST
            AllianceBernstein L.P.
            1345 Avenue of the Americas
            11th Floor
            New York, NY 10105-0302                  141,102 48.74%

            CLASS I
            AllianceBernstein L.P.
            Attn: Brent Mather-Seed Acct
            1 N Lexington Ave
            White Plains, NY 10601-1712                  304 99.49%

            CLASS K
            Bucks County Gastroenterology
            Associates P C 401(k) Sharing Plan
            1080 Drew Dr
            Yardley, PA 19067-4058                    15,459 35.46%

            Frontier Trust Co FBO
            First National Bank & Trust Co Of V
            P.O. Box 10758
            Fargo, ND 58106-0758                       4,383 10.05%

            Joseph R Burlin 401(k) Profit Sharing
            Plan
            1805 North Carolina St Ste 405
            Stockton, CA 95204                         2,937  6.74%

            Orchard Trust Co LLC TTEE
            FBO the Office Furniture Warehouse
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002           3,434  7.88%

            Orchard Trust Company LLC TTEE Cust
            Palm Beach Heart Assoc PA PSP
            8515 E Orchard Road 2T2
            Greenwood Village, CO 80111-5002           9,724 22.31%

            CLASS R
            Hartford Life Insurance Company
            Separate Account 401
            Attn: UIT Operations
            P.O. Box 2999
            Hartford, CT 06104-2999                   35,177 98.20%

            THE ALLIANCEBERNSTEIN PORTFOLIOS--
             ALLIANCEBERNSTEIN CONSERVATIVE WEALTH
             STRATEGY

            CLASS A
            Edward D Jones & Co
            Attn: Mutual Fund Shareholder Acctg
            201 Progress Pkwy
            Maryland Heights, MO 63043-3009        4,196,931 12.68%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             2,039,930  6.17%


                                                                          D-53

                                                   NO. OF
                                                   SHARES    % OF
            NAME AND ADDRESS                       OF CLASS  CLASS
            -------------------------------------------------------
            CLASS B
            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,221,282 10.59%

            CLASS C
            MLPF&S
            For the Sole Benefit of its Customers
            Attn: Fund Admin
            4800 Deer Lake Dr East 2nd Flr
            Jacksonville, FL 32246-6484            1,716,482 10.50%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052             1,433,346  8.77%

            CLASS ADV
            LPL Financial
            FBO Customer Accounts
            Attn: Mutual Fund Operations
            P.O. Box 509046
            San Diego, CA 92150-9046                 152,944  6.75%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052               149,341  6.59%

            PIMS/Prudential Retirement
            As Nominee for the TTEE/CUST
            AllianceBernstein L.P.
            1345 Avenue of the Americas
            11th Floor
            New York, NY 10105-0302                1,025,505 45.27%

            CLASS I
            NFS LLC FEBO
            T Cooper/D Gilbert TTEEs
            Plumbers & Steamfitters Loc 52
            Defined Contribution Pens Plan
            P.O. Box 211105
            Montgomery, AL 36121-11105                21,554  7.23%

            Orchard Trust Company LLC TTEE Cust
            Group Pension Plan for Employees
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          20,828  6.99%

            Orchard Trust Company LLC TTEE Cust
            J. D'Addario & Company
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002         146,469 49.15%

            Orchard Trust Company LLC TTEE Cust
            Webcor Builders 401K PSP
            P.O. Box 85484
            San Diego, CA 92186-5484                  42,579 14.29%

            Orchard Trust Company LLC TTEE Cust
            Worldwide Dreams Deferred Comp Pl
            8515 E Orchard Rd 2T2
            Greenwood Village, CO 80111-5002          64,828 21.76%


                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             CLASS K
             MG Trust Company Cust FBO
             Hamilton Cardiology Associates PA
             700 17th Street Ste 300
             Denver, CO 80202-3531                   27,608  5.40%

             Orchard Trust Co LLC TTEE
             Aaronson Dickerson Cohn & Lanzonie
             APC 401K PSP
             8515 Orchard Rd 2T2
             Greenwood Village, CO 80111-5002        76,447 14.95%

             Orchard Trust Company LLC TTEE Cust
             FBO Perry Hay & Chu PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       106,356 20.80%

             Orchard Trust Co LLC TTEE
             FBO The Spektors DDS
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       107,006 20.92%

             Sanford Bernstein & Co. LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712             44,646  8.73%

             CLASS R
             GPC as Agent for
             Reliance Trust Company FBO
             Therapeutic Radiation Oncology 401K
             P.O. Box 79377
             Atlanta, GA 30357-7377                 100,739  7.31%

             MG Trust Co
             FBO Oak Harbor Freight Lines Inc
             700 17th St Ste 300
             Denver, CO 80202-3531                  110,702  8.04%

             MG Trust Company Cust. FBO
             Oak Harbor Freight Lines, Inc.
             700 17th St Ste 300
             Denver, CO 80202-3531                  389,663 28.29%

             State Street Bank & Trust
             FBO ADP/MSDW Alliance
             Attn: Ralph Campbell
             105 Rosemont Rd
             Westwood, MA 02090-2318                120,543  8.75%

             THE ALLIANCEBERNSTEIN PORTFOLIOS--
              ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE
              WEALTH STRATEGY

             CLASS A
             Edward D Jones & Co
             Attn: Mutual Fund Shareholder Acctg
             201 Progress Pkwy
             Maryland Heights, MO 63043-3009      1,089,372 17.24%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             385,369  6.10%


D-54

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              64,397   5.79%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             89,549   8.06%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             112,228  10.10%

             CLASS C
             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            323,359  12.69%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             241,649   9.48%

             CLASS ADV
             LPL Financial
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             P.O. Box 509046
             San Diego, CA 92150-9046                93,578  18.88%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             31,273   6.31%

             NFS LLC FEBO
             Elizabeth Smith
             300 Old County Rd
             Severna Park, MD 21146-4617             24,799   5.00%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              24,885   5.02%

             Primevest Financial Services FBO
             John Webb
             400 First Street So Suite 300
             P.O. Box 283
             Saint Cloud, MN 56302-0283              88,832  17.92%

             Primevest Financial Services (FBO)
             Lavonne S Webb
             400 First Street So Suite 300
             P.O. Box 283
             Saint Cloud, MN 56302-0283              75,793  15.29%


                                               NO. OF
                                               SHARES     % OF
               NAME AND ADDRESS                OF CLASS   CLASS
               -------------------------------------------------
               Raymond James & Assoc Inc
               FBO Thomas C Manning &
               Virginia C Manning TTEE
               Thomas & Virginia C Manning Tr
               4240 185th Pl SE
               Issaquah, WA 98027-9762             53,436 10.78%

               THE ALLIANCEBERNSTEIN PORTFOLIOS--
                ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

               CLASS A
               Edward D Jones & Co
               Attn: Mutual Fund Shareholder
               Acctg
               201 Progress Pkwy
               Maryland Heights, MO 63043-
               3009                            13,322,836 13.63%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052       7,046,038  7.21%

               CLASS B
               Citigroup Global Markets
               House Account
               Attn: Cindy Tempesta
               333 W 34th St FL 3
               New York, NY 10001-2402          2,467,732  7.19%

               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523       2,259,908  6.59%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052       3,490,929 10.17%

               CLASS C
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523       2,780,866  6.69%

               MLPF&S
               For the Sole Benefit of its
               Customers
               Attn: Fund Admin
               4800 Deer Lake Dr East 2nd Flr
               Jacksonville, FL 32246-6484      6,895,249 16.60%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052       3,172,308  7.64%

               CLASS ADV
               First Clearing, LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               2801 Market St
               Saint Louis, MO 63103-2523       1,717,852 21.82%


                                                                          D-55

                                                  NO. OF
                                                  SHARES    % OF
             NAME AND ADDRESS                     OF CLASS  CLASS
             -----------------------------------------------------
             LPL Financial
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             P.O. Box 509046
             San Diego, CA 92150-9046               925,224 11.75%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            438,165  5.57%

             PIMS/Prudential Retirement
             As Nominee for the TTEE/Cust
             AllianceBernstein L.P.
             1345 Avenue of the Americas
             11th Floor
             New York, NY 10105-0302              1,991,600 25.30%

             CLASS I
             Orchard Trust Company LLC TTEE Cust
             Group Pension Plan for Employees
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       430,348 21.29%

             Orchard Trust Company LLC TTEE Cust
             J. D'Addario & Company
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       343,546 17.00%

             Orchard Trust Company LLC
             TTEE Cust
             Webcor Builders 401K PSP
             P.O. Box 85484
             San Diego, CA 92186-5484             1,115,823 55.21%

             CLASS K
             Orchard Trust Company LLC TTEE Cust
             Cohen Pontai Lieberman & Pavane
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       143,323  6.09%

             Orchard Trust Co LLC TTEE
             FBO Levin Ginsburg 401K PSP
             8515 E Orchard Rd 2T2
             Greenwood Village, CO
             80111-5002                             208,361  8.86%

             Orchard Trust Company LLC TTEE Cust
             Savings Plan for the Employees of
             New York Inc
             8515 E Orchard Rd 2T2
             Greenwood Village, CO 80111-5002       156,782  6.66%


                                                  NO. OF
                                                  SHARES    % OF
              NAME AND ADDRESS                    OF CLASS  CLASS
              ----------------------------------------------------
              Orchard Trust Co LLC TTEE
              FBO Social Studies School Service
              401(K)
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      513,876 21.84%

              Orchard Trust Co LLC TTEE
              FBO Taylor Day Currie
              Boyd & Johnson, PA PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002      203,667  8.66%

              CLASS R
              GPC As Agent For Reliance Trust
              Company FBO
              Environmental Control, Inc. 401(K)
              P.O. Box 79377
              Atlanta, GA 30357-7377                249,448 10.41%

              MG Trust Company Cust. FBO
              Oak Harbor Freight Lines, Inc.
              700 17th St Ste 300
              Denver, CO 80202-3531                 295,888 12.34%

              MG Trust Co Cust FBO
              Van Zyverden Inc
              700 17th St Ste 300
              Denver, CO 80202-3531                 151,710  6.33%

              Reliance Trust Co
              FBO
              Healthcare Management A 401k
              P.O. Box 48529
              Atlanta, GA 30357-7377                124,353  5.19%

              State Street Bank & Trust
              FBO ADP/MSDW Alliance
              Attn: Ralph Campbell
              105 Rosemont Rd
              Westwood, MA 02090-2318               191,411  7.99%

              THE ALLIANCEBERNSTEIN PORTFOLIOS--
               ALLIANCEBERNSTEIN TAX-MANAGED BALANCED
               WEALTH STRATEGY

              CLASS A
              Edward D Jones & Co
              Attn: Mutual Fund Shareholder
              Acctg
              201 Progress Pkwy
              Maryland Heights, MO 63043-3009     1,924,644 15.09%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052            881,225  6.91%


D-56

                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             CLASS B
             Citigroup Global Markets
             House Account
             Attn: Cindy Tempesta
             333 W 34th St, FI 3
             New York, NY 10001-2402                125,747   5.60%

             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             154,485   6.88%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             258,434  11.51%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             247,464   5.26%

             MLPF&S
             For the Sole Benefit of Its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            665,510  14.14%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             573,961  12.19%

             CLASS ADV
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              99,438   8.80%

             LPL Financial
             FBO Customer Accounts
             Attn: Mutual Fund Operations
             P.O. Box 509046
             San Diego, CA 92150-9046               126,647  11.21%

             Merrill Lynch
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             76,052   6.73%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              91,606   8.11%

             Sanford Bernstein & Co. LLC
             One North Lexington Avenue
             White Plains, NY 10601-1712            214,696  19.00%


                                                NO. OF
                                                SHARES    % OF
                NAME AND ADDRESS                OF CLASS  CLASS
                ------------------------------------------------
                THE ALLIANCEBERNSTEIN PORTFOLIOS--
                 ALLIANCEBERNSTEIN WEALTH APPRECIATION
                 STRATEGY

                CLASS A
                Edward D. Jones & Co.
                Attn: Mutual Fund Shareholder
                Acctg
                201 Progress Parkway
                Maryland Heights, MO 63043-
                3009                            3,016,217  5.72%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      3,561,651  6.76%

                CLASS B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th St Fl 3
                New York NY 10001-2402            969,069  6.18%

                First Clearing, LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                2801 Market St
                Saint Louis, MO 63103-2523      1,067,575  6.80%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      1,397,541  8.91%

                CLASS C
                First Clearing, LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                2801 Market St
                Saint Louis, MO 63103-2523      1,797,767  8.74%

                MLPF&S
                For the Sole Benefit of its
                Customers
                Attn: Fund Admin
                4800 Deer Lake Dr East 2nd Flr
                Jacksonville, FL 32246-6484     2,780,955 13.52%

                Morgan Stanley Smith Barney
                Harborside Financial Center
                Plaza II 3rd Floor
                Jersey City, NJ 07311           1,040,370  5.06%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052      1,716,393  8.35%

                CLASS ADV
                PIMS/Prudential Retirement
                As Nominee for the TTEE/Cust
                AllianceBernstein L.P.
                1345 Avenue of the Americas
                11th Floor
                New York, NY 10105-0302         3,419,651  5.84%


                                                                          D-57

                                                   NO. OF
                                                   SHARES   % OF
              NAME AND ADDRESS                     OF CLASS CLASS
              ----------------------------------------------------
              CLASS I
              Orchard Trust Company LLC TTEE Cust
              George Little Mgmt LLC 401K PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     184,221  16.54%

              Orchard Trust Company LLC TTEE Cust
              J D'Addario & Company
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     704,102  63.20%

              Orchard Trust Company LLC TTEE
              Cust
              Webcor Builders 401K PSP
              P.O. Box 85484
              San Diego, CA 92186-5484             178,765  16.05%

              CLASS K
              Orchard Trust Co LLC TTEE
              FBO Mahoney Ulbrich Christiansen
              & Russ PA PSP & Trust
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     225,184  11.29%

              Orchard Trust Company LLC TTEE
              Cust
              Palm Beach Heart Assoc PA PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     279,305  14.00%

              Orchard Trust Co LLC TTEE
              FBO Social Studies School Service
              401(K)
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     203,870  10.22%

              Orchard Trust Company LLC TTEE
              Cust
              FBO TS-Arion Systems Inc PSP
              8515 E Orchard Rd 2T2
              Greenwood Village, CO 80111-5002     132,541   6.65%

              CLASS R
              MG Trust Co
              FBO Oak Harbor Freight Lines Inc
              700 17th St Ste 300
              Denver, CO 80202-3531                138,140   7.34%

              MG Trust Company Cust FBO
              Oak Harbor Freight Lines, Inc.
              700 17th St Ste 300
              Denver, CO 80202-3531                478,796  25.44%

              Counsel Trust FBO
              Sencore Inc 401K Plan
              1251 Waterfront Place, Suite 525
              Pittsburgh, PA 15222-4228            107,274   5.70%


                                                    NO. OF
                                                    SHARES   % OF
             NAME AND ADDRESS                       OF CLASS CLASS
             ------------------------------------------------------
             THE ALLIANCEBERNSTEIN PORTFOLIOS--
              ALLIANCEBERNSTEIN TAX-MANAGED WEALTH
              APPRECIATION STRATEGY

             CLASS A
             Edward D Jones & Co
             Attn: Mutual Fund Shareholder Acctg
             201 Progress Pkwy
             Maryland Heights, MO 63043-3009        583,792  11.17%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             393,974   7.54%

             CLASS B
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523              55,747   5.91%

             MLPF&S for the Sole Benefit of its
             Customers
             Attn: Fund Admin
             3800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484             49,881   5.29%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052              85,245   9.04%

             CLASS C
             First Clearing, LLC
             Special Custody Acct for the
             Exclusive Benefit of Customer
             2801 Market St
             Saint Louis, MO 63103-2523             190,947   6.75%

             MLPF&S
             For the Sole Benefit of its Customers
             Attn: Fund Admin
             4800 Deer Lake Dr East 2nd Flr
             Jacksonville, FL 32246-6484            445,120  15.74%

             Morgan Stanley Smith Barney
             Harborside Financial Center
             Plaza II 3rd Floor
             Jersey City, NJ 07311                  186,660   6.60%

             Pershing LLC
             P.O. Box 2052
             Jersey City, NJ 07303-2052             198,371   7.01%


D-58

     APPENDIX E--LETTER FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


September 15, 2010

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for the AllianceBernstein Funds listed in Exhibit A (the "Auditor Change Funds") and, under the respective dates listed in Exhibit A, we reported on the financial statements of each of the Auditor Change Funds as of and for the corresponding year-ends listed in Exhibit A. On April 14, 2010, we were dismissed. We have read the statements included under the section titled "Approval of Independent Registered Public Accounting Firms by Board" within the Proxy Statement for the AllianceBernstein Funds dated September 21, 2010, and we agree with such statements, except that we are not in a position to agree or disagree with the statement that the Audit Committee of the Boards of each of the Auditor Change Funds approved the dismissal of KPMG LLP as independent registered public accounting firm for the Auditor Change Funds at a meeting held on March 24, 2010, and we are not in a position to agree or disagree with any of the statements regarding Ernst & Young LLP.

Very truly yours,

/s/  KPMG LLP


                                                                          E-1

                                   EXHIBIT A




                                                            DATE OF REPORT OF
                                                               INDEPENDENT
                                                            REGISTERED PUBLIC
                                                             ACCOUNTING FIRM             YEAR-ENDS
ALLIANCEBERNSTEIN FUND                                      ------------------- ----------------------------
AllianceBernstein Balanced Shares, Inc. ("ABS")             January 26, 2010    November 30, 2009 and 2008

AllianceBernstein Blended Style Series, Inc. ("ABSS")
-  U.S. Large Cap Portfolio                                 October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2000 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2005 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2015 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2020 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2025 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2030 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2035 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2040 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2045 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2050 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein 2055 Retirement Strategy               October 27, 2009    August 31, 2009 and 2008

AllianceBernstein Corporate Shares ("ACS")
-  AllianceBernstein Corporate Income Shares                June 24, 2010       April 30, 2010 and 2009

AllianceBernstein Equity Income Fund, Inc. ("AEIF")         January 26, 2010    November 30, 2009 and 2008

AllianceBernstein Exchange Reserves ("AEXR")                November 25, 2009   September 30, 2009 and 2008

AllianceBernstein Global Growth Fund, Inc. ("AGGF")         August 26, 2009     June 30, 2009 and 2008

AllianceBernstein Growth and Income Fund, Inc. ("AGIF")     December 24, 2009   October 31, 2009 and 2008

AllianceBernstein International Growth Fund, Inc. ("AIGF")  August 26, 2009     June 30, 2009 and 2008

AllianceBernstein Large Cap Growth Fund, Inc. ("ALCGF")     September 25, 2009  July 31, 2009 and 2008

AllianceBernstein Small/Mid Cap Growth Fund, Inc.
 ("ASMCGF")                                                 September 25, 2009  July 31, 2009 and 2008

The AllianceBernstein Portfolios ("TAP")
-  AllianceBernstein Growth Fund                            September 25, 2009  July 31, 2009 and 2008
-  AllianceBernstein Conservative Wealth Strategy           October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein Tax-Managed Conservative Wealth
 Strategy                                                   October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein Balanced Wealth Strategy               October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein Tax-Managed Balanced Wealth
 Strategy                                                   October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein Wealth Appreciation Strategy           October 27, 2009    August 31, 2009 and 2008
-  AllianceBernstein Tax-Managed Wealth Appreciation
 Strategy                                                   October 27, 2009    August 31, 2009 and 2008




                                                              AB-RET-76615-0910

                                    [GRAPHIC]

FORM OF PROXY                                                      FORM OF PROXY

                            ALLIANCEBERNSTEIN FUNDS

              PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2010

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF
        DIRECTORS AND BOARDS OF TRUSTEES OF THE ALLIANCEBERNSTEIN FUNDS

            The undersigned hereby appoints Carol Rappa and Nancy Hay, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed below (each a "Fund", and collectively, the "Funds") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

            IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

              Please refer to the Proxy Statement for a discussion
                               of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                                             THE ALLIANCEBERNSTEIN FUNDS

--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc. ("ABS")         AllianceBernstein International Growth Fund, Inc. ("AIGF")

AllianceBernstein Blended Style Series, Inc. ("ABSS")   AllianceBernstein Large Cap Growth Fund, Inc. ("ALCGF")
-    U.S. Large Cap Portfolio
-    AllianceBernstein 2000 Retirement Strategy         AllianceBernstein Municipal Income Fund, Inc. ("AMIF")
-    AllianceBernstein 2005 Retirement Strategy         -    California Portfolio
-    AllianceBernstein 2010 Retirement Strategy         -    AllianceBernstein High Income Municipal Portfolio
-    AllianceBernstein 2015 Retirement Strategy         -    National Portfolio
-    AllianceBernstein 2020 Retirement Strategy         -    New York Portfolio
-    AllianceBernstein 2025 Retirement Strategy
-    AllianceBernstein 2030 Retirement Strategy         AllianceBernstein Municipal Income Fund II
-    AllianceBernstein 2035 Retirement Strategy         ("AMIF II")
-    AllianceBernstein 2040 Retirement Strategy         -    Arizona Portfolio
-    AllianceBernstein 2045 Retirement Strategy         -    Massachusetts Portfolio
-    AllianceBernstein 2050 Retirement Strategy         -    Michigan Portfolio
-    AllianceBernstein 2055 Retirement Strategy         -    Minnesota Portfolio
                                                        -    New Jersey Portfolio
AllianceBernstein Bond Fund, Inc. ("ABF")               -    Ohio Portfolio
-    AllianceBernstein Intermediate Bond Portfolio      -    Pennsylvania Portfolio
-    AllianceBernstein Bond Inflation Strategy          -    Virginia Portfolio
-    AllianceBernstein Multi-Asset Inflation Strategy
-    AllianceBernstein Municipal Bond Inflation         AllianceBernstein Small/Mid Cap Growth Fund, Inc. ("ASMCGF")
     Strategy
                                                        AllianceBernstein Trust ("ABT")
AllianceBernstein Cap Fund, Inc. ("ACF")                -    AllianceBernstein Value Fund
-    AllianceBernstein Small Cap Growth Portfolio       -    AllianceBernstein Small/Mid Cap Value Fund
-    AllianceBernstein U.S. Strategic Research          -    AllianceBernstein International Value Fund
     Portfolio                                          -    AllianceBernstein Global Value Fund
-    AllianceBernstein Market Neutral Strategy - U.S.
-    AllianceBernstein Market Neutral Strategy -        The AllianceBernstein Portfolios ("TAP")
     Global                                             -    AllianceBernstein Growth Fund
                                                        -    AllianceBernstein Conservative Wealth Strategy
AllianceBernstein Core Opportunities Fund, Inc.         -    AllianceBernstein Tax-Managed Conservative Wealth
("ACOF")                                                     Strategy
                                                        -    AllianceBernstein Balanced Wealth Strategy
AllianceBernstein Corporate Shares ("ACS")              -    AllianceBernstein Tax-Managed Balanced Wealth Strategy
-    AllianceBernstein Corporate Income Shares          -    AllianceBernstein Wealth Appreciation Strategy
-    AllianceBernstein Municipal Income Shares          -    AllianceBernstein Tax-Managed Wealth Appreciation
-    AllianceBernstein Taxable Multi-Sector Income           Strategy
     Shares

AllianceBernstein Diversified Yield Fund, Inc.
("ADYF")

AllianceBernstein Equity Income Fund, Inc. ("AEIF")

AllianceBernstein Exchange Reserves ("AEXR")

AllianceBernstein Fixed-Income Shares, Inc. ("AFIS")
-    Government STIF Portfolio

AllianceBernstein Global Bond Fund, Inc. ("AGBF")

AllianceBernstein Global Growth Fund, Inc. ("AGGF")

AllianceBernstein Global Real Estate Investment Fund,
Inc. ("AGREIF")

AllianceBernstein Global Thematic Growth Fund, Inc.
("AGTGF")

AllianceBernstein Greater China '97 Fund, Inc.
("AGCF")

AllianceBernstein Growth and Income Fund, Inc.
("AGIF")

AllianceBernstein High Income Fund, Inc. ("AHIF")

--------------------------------------------------------------------------------------------------------------------

Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below


1.    To elect Directors for All Funds:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.
      __________________________

                                          For       Against        Abstain

2.    To approve amendments to the        /_/       /_/            /_/
      Investment Advisory Agreements
      for certain funds

                                          For       Against        Abstain

      2.a. To approve amendments to       /_/       /_/            /_/
      Investment Advisory Agreements
      for Certain Funds to Conform Fee
      Measurement Periods

      AllianceBernstein Cap Fund, Inc. - AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Thematic Growth Fund, Inc.

                                          For       Against        Abstain

      2.b. To approve amendments to       /_/       /_/            /_/
      Investment Advisory Agreements
      of TAP Regarding
      Reimbursement of Administrative
      Expenses

      The AllianceBernstein Portfolios

                                          For       Against        Abstain

3.    The amendment of the                /_/       /_/            /_/
      Declarations of Trust for
      certain of the Funds.

      AllianceBernstein Exchange Reserves, AllianceBernstein Municipal Income Fund II and AllianceBernstein Trust

                                          For       Against        Abstain

4.    The amendment and restatement       /_/       /_/            /_/
      of the Charters for certain of
      the Funds that are organized as
      a Maryland corporation which will
      repeal in their entirety all of
      the currently existing charter
      provisions and substitute in lieu
      thereof the new provisions set
      forth in the Form of Articles of
      Amendment and Restatement
      attached to the accompany Proxy
      statement as Appendix C.

      AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein International Growth Fund, Inc., and AllianceBernstein Large Cap Growth Fund, Inc.

                                          For       Against        Abstain

5.    The amendment of certain of the     /_/       /_/            /_/
      Funds' fundamental policies
      regarding commodities.

      All Funds (except ABF - Multi-Asset Inflation Strategy, ACF-Market Neutral Strategy - U.S. and ACF - Market Neutral Strategy - Global)

                                          For       Against        Abstain

6.    The reclassification of certain     /_/       /_/            /_/
      of the Funds' fundamental
      investment objectives as
      non-fundamental.

      AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio and AllianceBernstein Greater China '97 Fund, Inc.

7.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010

SK 00250 0209 1073130